                                                                   EXHIBIT 10(r)


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                         CREDIT ACCEPTANCE CORPORATION



                            -----------------------
                            NOTE PURCHASE AGREEMENT
                            -----------------------



                           DATED AS OF AUGUST 1, 1996





                $70,000,000 7.99% SENIOR NOTES DUE JULY 1, 2001



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

                               TABLE OF CONTENTS

                                                                                          PAGE
1.   PURCHASE AND SALE OF NOTES   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     1.1   Authorization of Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     1.2   The Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     1.3   Purchase for Investment; ERISA.  . . . . . . . . . . . . . . . . . . . . . . .    2
     1.4   Failure to Tender, Failure of Conditions.  . . . . . . . . . . . . . . . . . .    4
     1.5   Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

2.   WARRANTIES AND REPRESENTATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.1   Nature of Business.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.2   Financial Statements; Debt; Material Adverse Change. . . . . . . . . . . . . .    5
     2.3   Subsidiaries and Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . .    6
     2.4   Title to Properties; Patents, Trademarks, etc. . . . . . . . . . . . . . . . .    6
     2.5   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     2.6   Pending Litigation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     2.7   Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     2.8   Corporate Organization and Authority.  . . . . . . . . . . . . . . . . . . . .    7
     2.9   Charter Instruments, Other Agreements. . . . . . . . . . . . . . . . . . . . .    8
     2.10  Restrictions on Company and Subsidiaries.  . . . . . . . . . . . . . . . . . .    8
     2.11  Compliance with Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     2.12  Pension Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     2.13  Environmental Compliance.  . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     2.14  Sale of Notes is Legal and Authorized; Obligations are Enforceable.  . . . . .   10
     2.15  Governmental Consent to Sale of Notes. . . . . . . . . . . . . . . . . . . . .   11
     2.16  Private Offering of Notes. . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     2.17  No Defaults; Transactions Prior to Closing Date. . . . . . . . . . . . . . . .   11
     2.18  Use of Proceeds of Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . .   11

3.   CLOSING CONDITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     3.1   Opinions of Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     3.2   Warranties and Representations True. . . . . . . . . . . . . . . . . . . . . .   12
     3.3   Officers' Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     3.4   Legality.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     3.5   Private Placement Number.  . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.6   Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.7   Compliance with this Agreement.  . . . . . . . . . . . . . . . . . . . . . . .   13
     3.8   Consent of Banks.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.9   Proceedings Satisfactory.  . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.10  Other Purchasers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

4.   PAYMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     4.1   Mandatory Principal Amortization Payments. . . . . . . . . . . . . . . . . . .   14
     4.2   Optional Prepayments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     4.3   Offer to Prepay upon Change in Control.  . . . . . . . . . . . . . . . . . . .   15
     4.4   Pro Rata Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

                                                                                            PAGE
     4.5   Notation of Notes on Prepayment. . . . . . . . . . . . . . . . . . . . . . . . .   17
     4.6   No Other Optional Prepayments. . . . . . . . . . . . . . . . . . . . . . . . . .   17

5.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES  . . . . . . . . . . . . . . . . . . . .   17
     5.1   Registration of Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     5.2   Exchange of Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     5.3   Replacement of Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     5.4   Issuance Taxes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

6.   COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     6.1   Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     6.2   Fixed Charge Coverage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     6.3   Consolidated Tangible Net Worth  . . . . . . . . . . . . . . . . . . . . . . . .   20
     6.4   Sale and Leaseback Transactions  . . . . . . . . . . . . . . . . . . . . . . . .   20
     6.5   Restricted Investments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     6.6   Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     6.7   Merger and Consolidation.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
     6.8   Transfers of Property; Subsidiary Stock. . . . . . . . . . . . . . . . . . . . .   24
     6.9   Line of Business.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     6.10  Transactions with Affiliates.  . . . . . . . . . . . . . . . . . . . . . . . . .   26
     6.11  Maintenance of Properties; Corporate Existence; etc. . . . . . . . . . . . . . .   27
     6.12  Payment of Taxes and Claims. . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     6.13  Payment of Notes and Maintenance of Office . . . . . . . . . . . . . . . . . . .   28
     6.14  Pension Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     6.15  Pro-Rata Offers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     6.16  Private Offering.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     6.17  Designation of Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     6.18  Amendment of Bank Term Debt or Subordinated Debt Documents;
           Termination of Restriction on Bank Term Debt Amendments; No further
           Restrictions on Amendments of this Agreement . . . . . . . . . . . . . . . . . .   31

7.   INFORMATION AS TO COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
     7.1   Financial and Business Information.  . . . . . . . . . . . . . . . . . . . . . .   32
     7.2   Officer's Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
     7.3   Accountants' Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
     7.4   Inspection.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
     7.5   Confidential Information.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

8.   EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
     8.1   Nature of Events.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
     8.2   Default Remedies.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
     8.3   Annulment of Acceleration of Notes.  . . . . . . . . . . . . . . . . . . . . . .   41





CREDIT ACCEPTANCE CORPORATION          ii                NOTE PURCHASE AGREEMENT

                                                                                        PAGE
9.   INTERPRETATION OF THIS AGREEMENT   . . . . . . . . . . . . . . . . . . . . . . . .   41
     9.1   Terms Defined. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
     9.2   GAAP.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
     9.3   Directly or Indirectly.  . . . . . . . . . . . . . . . . . . . . . . . . . .   60
     9.4   Section Headings and Table of Contents and Construction. . . . . . . . . . .   60
     9.5   Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61

10.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
     10.1  Communications.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
     10.2  Reproduction of Documents. . . . . . . . . . . . . . . . . . . . . . . . . .   62
     10.3  Survival.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
     10.4  Successors and Assigns.  . . . . . . . . . . . . . . . . . . . . . . . . . .   62
     10.5  Amendment and Waiver.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
     10.6  Payments on Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
     10.7  Entire Agreement; Severability.  . . . . . . . . . . . . . . . . . . . . . .   65
     10.8  Duplicate Originals, Execution in Counterpart. . . . . . . . . . . . . . . .   65

Annex 1    --   Information as to Purchasers
Annex 2    --   Payment Instructions at Closing
Annex 3    --   Information as to Company

Exhibit A  --   Form of 7.99% Senior Note due July 1, 2001
Exhibit B1 --   Form of Company's Counsel Closing Opinion
Exhibit B2 --   Form of Purchasers' Special Counsel Closing Opinion
Exhibit C  --   Form of Officers' Certificate
Exhibit D  --   Form of Secretary's Certificate




CREDIT ACCEPTANCE CORPORATION         iii                NOTE PURCHASE AGREEMENT

                         CREDIT ACCEPTANCE CORPORATION

                            -----------------------
                            NOTE PURCHASE AGREEMENT
                            -----------------------

                $70,000,000 7.99% SENIOR NOTES DUE JULY 1, 2001


                                                      Dated as of August 1, 1996



[SEPARATELY ADDRESSED TO EACH OF THE
PURCHASERS LISTED ON ANNEX 1 HERETO]



Ladies and Gentlemen:

     CREDIT ACCEPTANCE CORPORATION, a Michigan corporation (together with its successors and assigns, the "Company"), hereby agrees with you as follows:

1.   PURCHASE AND SALE OF NOTES

     1.1   AUTHORIZATION OF NOTES.

           The Company will authorize the issuance of Seventy Million Dollars ($70,000,000) in aggregate principal amount of its 7.99% Senior Notes due July 1, 2001 (the "Notes," such term to include each Note delivered from time to time in accordance with any of the Note Purchase Agreements). Each Note will:

                (a) bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of such Note at the rate of seven and ninety-nine one-hundredths percent (7.99%) per annum, payable semi-annually on the first (1st) day of January and the first (1st) day of July in each year commencing on the later of January 1, 1997 or the payment date next succeeding the date of such Note;

                (b) bear interest, payable on demand, on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of

                     (i)   the highest rate allowed by applicable law, or





CREDIT ACCEPTANCE CORPORATION                            NOTE PURCHASE AGREEMENT

                     (ii) nine and ninety-nine one-hundredths percent (9.99%) per annum;

                (c)  mature on July 1, 2001; and

                (d)  be in the form of the Note set out in Exhibit A.

           The term "Note" as used herein shall include each Note delivered pursuant to this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to Section 5.2 or Section 5.3.

     1.2   THE CLOSING.

           (A) PURCHASE AND SALE OF NOTES. The Company hereby agrees to sell to you and you hereby agree to purchase from the Company, in accordance with the provisions hereof, the aggregate principal amount of Notes set forth below your name on Annex 1 at one hundred percent (100%) of the principal amount thereof.

           (B) THE CLOSING. The closing (the "Closing") of the Company's sale of Notes will be held on August 29, 1996 (the "Closing Date") at 10:00 a.m., local time, at the office of Hebb & Gitlin, One State Street, Hartford, Connecticut 06103. At the Closing, the Company will deliver to you one or more Notes (as indicated below your name on Annex 1), in the denominations indicated on Annex 1, in the aggregate principal amount of your purchase, dated the Closing Date and payable to you or payable as indicated on Annex 1, against payment by federal funds wire transfer in immediately available funds of the purchase price thereof, as directed by the Company on Annex 2.

           (C) OTHER PURCHASERS. Contemporaneously with the execution and delivery hereof, the Company is entering into a separate Note Purchase Agreement identical (except for the name and signature of the purchaser) hereto (this Agreement and such other separate Note Purchase Agreements, collectively, the "Note Purchase Agreements") with each other purchaser (collectively, the "Other Purchasers") listed on Annex 1, providing for the sale to each Other Purchaser of Notes in the aggregate principal amount set forth below its name on such Annex. The sales of the Notes to you and to each Other Purchaser are to be separate sales.

     1.3   PURCHASE FOR INVESTMENT; ERISA.

           (A) PURCHASE FOR INVESTMENT. You represent to the Company that you are purchasing the Notes listed on Annex 1 below your name for your own account for investment and with no present intention of distributing the Notes or any part thereof, but without prejudice to your right at all times to:

                (i) sell or otherwise dispose of all or any part of the Notes under a registration statement filed under the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act; and




CREDIT ACCEPTANCE CORPORATION          2                 NOTE PURCHASE AGREEMENT

                (ii) have control over the disposition of all of your assets to the fullest extent required by any applicable insurance law.

     It is understood that, in making the representations set out in Section 2.14(a) and Section 2.15, the Company is relying, to the extent applicable, upon your representation in the immediately preceding sentence.

           (b) ERISA. You represent, with respect to the funds with which you are acquiring the Notes, that all of such funds are from or attributable to one or more of:

                (I) GENERAL ACCOUNT -- your "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the IRC, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the reserves and liabilities of all general account contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with your state of domicile and that the acquisition and holding of the Notes is eligible for and satisfies all requirements of such exemption;

                (II) SEPARATE ACCOUNT -- a "separate account" (as defined in section 3 of ERISA),

                     (A) 10% POOLED SEPARATE ACCOUNT -- in respect of which all requirements for an exemption under DOL Prohibited Transaction Class Exemption 90-1 are met with respect to the use of such funds to purchase the Notes,

                     (B) IDENTIFIED PLAN ASSETS -- that is comprised of employee benefit plans identified by you in writing and with respect to which the Company hereby warrants and represents that, as of the Closing Date, neither the Company nor any ERISA Affiliate is a "party in interest" (as defined in section 3 of ERISA) or a "disqualified person" (as defined in section 4975 of the IRC) with respect to any plan so identified, or

                     (C) GUARANTEED SEPARATE ACCOUNT -- that is maintained solely in connection with fixed contractual obligations of an insurance company, under which any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of the separate account (as provided by 29 C.F.R. Section 2510.3-101(h)(1)(iii));




CREDIT ACCEPTANCE CORPORATION          3                 NOTE PURCHASE AGREEMENT

                (III) QUALIFIED PROFESSIONAL ASSET MANAGER -- an "investment fund" managed by a "qualified professional asset manager" (as such terms are defined in Part V of DOL Prohibited Transaction Class Exemption 84-14) and all requirements for an exemption under such Exemption are met with respect to the use of such funds to purchase the Notes; or

                (IV) EXCLUDED PLAN -- an employee benefit plan that is excluded from the provisions of section 406(a) of ERISA by virtue of section 4(b) of ERISA.

     1.4   FAILURE TO TENDER, FAILURE OF CONDITIONS.

     If at the Closing the Company fails to tender to you the Notes to be purchased by you at the Closing, or if the conditions specified in Section 3 to be fulfilled at the Closing have not been fulfilled, you may thereupon elect to be relieved of all further obligations hereunder. Nothing in this Section 1.4 shall operate to relieve the Company from any of its obligations hereunder or to waive any of your rights against the Company.

     1.5   EXPENSES.

           (A) GENERALLY. Whether or not the Notes are sold, the Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating hereto, including, but not limited to:

                (i) the reasonable cost of reproducing this Agreement, the Notes and the other documents delivered in connection with the Closing;

                (ii) the reasonable fees and disbursements of your special counsel incurred in connection herewith;

                (iii) the reasonable cost of delivering to your home office or custodian bank, insured to your satisfaction, the Notes purchased by you at the Closing; and

                (iv) the reasonable fees, expenses and costs incurred in complying with each of the conditions to closing set forth in
           Section 3.

           (B) COUNSEL. Without limiting the generality of the foregoing, it is agreed and understood that the Company will pay, at the Closing, the statement for reasonable fees and disbursements of your special counsel presented at the Closing and the Company will also pay upon receipt of any statement therefor each additional statement for fees and disbursements of your special counsel rendered after the Closing in connection with the issuance of the Notes or the matters referred to in Section 1.5(a).

           (C) SURVIVAL. The obligations of the Company under this Section 1.5, Section 5.4, Section 8.2(e) and Section 10.5(d) shall survive the payment of the Notes and the termination hereof.




CREDIT ACCEPTANCE CORPORATION          4                 NOTE PURCHASE AGREEMENT

2.   WARRANTIES AND REPRESENTATIONS

     To induce you to enter into this Agreement and to purchase the Notes listed on Annex 1 below your name, the Company warrants and represents, as of the Closing Date, as follows:

     2.1   NATURE OF BUSINESS.

     The Private Placement Memorandum dated June, 1996, prepared by the Company and the Placement Agent (together with all exhibits and annexes thereto, the "Placement Memorandum") (a copy of which previously has been delivered to you), correctly describes in all material respects the general nature of the business and principal Properties of the Company and the Subsidiaries as of the Closing Date.

     2.2   FINANCIAL STATEMENTS; DEBT; MATERIAL ADVERSE CHANGE.

           (A) FINANCIAL STATEMENTS. The Company has provided you with its financial statements described in Part 2.2(a) of Annex 3. Such financial statements have been prepared in accordance with GAAP consistently applied (provided that the quarterly financial statements do not include footnotes and are subject to year-end adjustments), and present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of such dates and the results of their operations and cash flows for such periods.

           (B) DEBT. Part 2.2(b) of Annex 3 lists all Debt of the Company and the Subsidiaries as of the Closing Date, and provides the following information with respect to each item of such Debt:

                (i)   the type thereof,

                (ii)  the holder thereof,

                (iii) the outstanding amount,

                (iv)  the current portion, if any, and

                (v)   the collateral securing such Debt, if any.

           (C) MATERIAL ADVERSE CHANGE. Since December 31, 1995, there has been no change in the business, Properties or financial condition of the Company or any of the Subsidiaries except changes in the ordinary course of business (including, without limitation, the information set forth in the consolidated financial statements of the Company and its Subsidiaries as of March 31, 1996 and the increase in the loan amount available to, and the borrowing of money by, the Company under the Credit Agreement) that, in the aggregate for all such changes, could not reasonably be expected to have a Material Adverse Effect.





CREDIT ACCEPTANCE CORPORATION          5                 NOTE PURCHASE AGREEMENT

     2.3   SUBSIDIARIES AND AFFILIATES.

     Part 2.3 of Annex 3 sets forth:

           (a) the name of each Subsidiary, its jurisdiction of incorporation and the percentage of its Voting Stock owned by the Company and each other Subsidiary, and

           (b) to the best knowledge of the Company as of the date hereof, the name of each Affiliate (other than individuals) and the nature of its affiliation.

Each of the Company and the Subsidiaries has good and marketable title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien. All such shares have been duly issued and are fully paid and nonassessable.

     2.4   TITLE TO PROPERTIES; PATENTS, TRADEMARKS, ETC.

           (a) Each of the Company and the Subsidiaries has good and marketable title to all of the real Property, and good title to all of the other Property, reflected in the most recent audited statement of financial condition referred to in Part 2.2(a) of Annex 3 (except as sold or otherwise disposed of in the ordinary course of business), except for such failures to have such good and marketable title as are immaterial to such financial statements and that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect. All such Property is free from Liens not permitted by Section 6.6.

           (b) Each of the Company and the Subsidiaries owns, possesses or has the right to use all of the patents, trademarks, service marks, trade names, copyrights and licenses, and rights with respect thereto, necessary for the present and currently planned future conduct of its business, without any known conflict with the rights of others, except for such failures to own, possess, or have the right to use, that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

     2.5   TAXES.

           (A)  RETURNS FILED; TAXES PAID.

                (i) All tax returns required to be filed by each of the Company and each Subsidiary and any other Person with which the Company or any Subsidiary files or has filed a consolidated return in any jurisdiction have been filed on a timely basis, and all taxes, assessments, fees and other governmental charges upon each of the Company, such Subsidiary and any such Person, and upon any of their respective Properties, income or franchises, that are due and payable have been paid, except for such failures to file tax returns or pay taxes, assessments, fees and other governmental charges that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.





CREDIT ACCEPTANCE CORPORATION          6                 NOTE PURCHASE AGREEMENT

                (ii) All liabilities of each of the Company, the Subsidiaries and the other Persons referred to in the preceding clause (i) with respect to federal income taxes have been finally determined except for the fiscal years 1993 through 1995, the only years not closed by the completion of an audit or the expiration of the statute of limitations.

           (B)  BOOK PROVISIONS ADEQUATE.

                (i) The amount of the liability for taxes reflected in each of the statements of financial condition referred to in Part 2.2(a) of Annex 3 is in each case an adequate provision for taxes as of the dates of such statements of financial condition (including, without limitation, any payment due pursuant to any tax sharing agreement) as are or may become payable by any one or more of the Company and the other Persons consolidated with the Company in such financial statements in respect of all tax periods ending on or prior to such dates.

                (ii) The Company does not know of any proposed additional tax assessment against it or any such Person that is not reflected in full in the most recent statement of financial condition referred to in Part 2.2(a) of Annex 3.

     2.6   PENDING LITIGATION.

           (a) There are no proceedings, actions or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal that, in the aggregate for all such proceedings, actions and investigations, could reasonably be expected to have a Material Adverse Effect. Part 2.6(a) of Annex 3 sets forth information with respect to certain proceedings and actions against or affecting the Company, none of which could reasonably be expected to have a Material Adverse Effect.

           (b) Neither the Company nor any Subsidiary is in default with respect to any judgment, order, writ, injunction or decree of any court, Governmental Authority, arbitration board or tribunal that, in the aggregate for all such defaults, could reasonably be expected to have a Material Adverse Effect.

     2.7   FULL DISCLOSURE.

     The financial statements referred to in Part 2.2(a) of Annex 3 do not, nor does this Agreement, the Placement Memorandum or any written statement furnished by or on behalf of the Company to you in connection with the negotiation or the closing of the sale of the Notes, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein and herein not misleading.





CREDIT ACCEPTANCE CORPORATION          7                 NOTE PURCHASE AGREEMENT

     2.8   CORPORATE ORGANIZATION AND AUTHORITY.

     Each of the Company and the Subsidiaries:

           (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

           (b) has all corporate power and authority to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

           (c) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect; and

           (d) has duly qualified or has been duly licensed, and is authorized to do business and is in good standing, as a foreign corporation, in each state (each of which states is listed in Part 2.8(d) of Annex 3) where the failure to be so qualified or licensed and authorized and in good standing, in the aggregate for all such failures, could reasonably be expected to have a Material Adverse Effect.

     2.9   CHARTER INSTRUMENTS, OTHER AGREEMENTS.

     Neither the Company nor any Subsidiary is in violation in any respect of any term of its respective charter instrument or bylaws. Neither the Company nor any Subsidiary is in violation in any respect of any term in any agreement or other instrument to which it is a party or by which it or any of its Properties may be bound except for such failures that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

     2.10  RESTRICTIONS ON COMPANY AND SUBSIDIARIES.

     Neither the Company nor any Subsidiary:

           (a) is a party to any contract or agreement, or subject to any charter or other corporate restriction that, in the aggregate for all such contracts, agreements, charters and corporate restrictions, could reasonably be expected to have a Material Adverse Effect;

           (b) is a party to any contract or agreement that restricts the right or ability of such corporation to incur Debt, other than this Agreement and the agreements listed in Part 2.10(b) of Annex 3, none of which restricts the issuance and sale of the Notes or the performance of the Company hereunder or under the Notes, and true, correct and complete copies of each of which have been provided to you; or




CREDIT ACCEPTANCE CORPORATION          8                 NOTE PURCHASE AGREEMENT

           (c) has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
     Section 6.6.

     2.11  COMPLIANCE WITH LAW.

     Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation to which it is subject, which violations, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     2.12  PENSION PLANS.

           (A) DISCLOSURE. The only ERISA retirement plan maintained by the Company is an IRC Section 401(k) plan (the "401(k) Plan"). The 401(k) Plan meets the requirements for qualification under IRC Section 401 and is exempt from taxation under IRC Section 501(a). The IRS has issued a favorable determination letter with respect to the tax qualified status of the 401(k) Plan and has not taken any action to revoke such letter. The Company has performed all material obligations required to be performed by it under the 401(k) Plan and is in substantial compliance with the requirements prescribed by any and all statutes or regulations applicable to the 401(k) Plan. There are no suits or material claims pending against the 401(k) Plan. As of the Closing Date, the Company has made all required employer contributions (salary deferrals and matching contributions) to the 401(k) Plan.

           (B) PROHIBITED TRANSACTIONS. Neither the execution of this Agreement nor the purchase of the Notes by you will constitute a "prohibited transaction" (as such term is defined in section 406 of ERISA or section 4975 of the IRC). The representation by the Company in the immediately preceding sentence is made in reliance upon and subject to the accuracy of the representations in Section 1.3(b) as to the source of funds used by you.

           (C) MULTIEMPLOYER PLANS. Neither the Company nor any ERISA Affiliate has ever been an employer required to contribute to any Multiemployer Plan.

           (D) MULTIPLE EMPLOYER PENSION PLANS. Neither the Company nor any ERISA Affiliate has ever been a "contributing sponsor" (as such term is defined in section 4001 of ERISA) in any Multiple Employer Pension Plan.

           (E)  FOREIGN PENSION PLANS.  The Company has no Foreign Pension
     Plans.

     2.13  ENVIRONMENTAL COMPLIANCE.

           (A) COMPLIANCE. Each of the Company and the Subsidiaries is in compliance with all applicable Environmental Protection Laws in effect in each jurisdiction where it is presently doing business and with which the failure so to comply, in the aggregate for all such failures, could reasonably be expected to have a Material Adverse Effect.




CREDIT ACCEPTANCE CORPORATION          9                 NOTE PURCHASE AGREEMENT

           (B) LIABILITY. Neither the Company nor any Subsidiary is subject to any liability under any applicable Environmental Protection Law that, in the aggregate for all such liabilities, could reasonably be expected to have a Material Adverse Effect.

           (C) NOTICES. Neither the Company nor any Subsidiary has received any:

                (i) notice from any Governmental Authority by which any of its present or previously-owned or leased Properties has been identified in any manner by any Governmental Authority as a hazardous substance disposal or removal site, "Super Fund" clean-up site or candidate for removal or closure pursuant to any applicable Environmental Protection Law;

                (ii) notice of any Lien arising under or in connection with any applicable Environmental Protection Law that has attached to any revenues of, or to, any of its owned or leased Properties; or

                (iii) communication, written or oral, from any Governmental Authority concerning action or omission by the Company or such Subsidiary in connection with its ownership or leasing of any Property resulting in the release of any Hazardous Substance resulting in any violation of any applicable Environmental Protection Law;

     where the effect of which, in the aggregate for all such notices and communications, could reasonably be expected to have a Material Adverse Effect.

     2.14  SALE OF NOTES IS LEGAL AND AUTHORIZED; OBLIGATIONS ARE ENFORCEABLE.

           (A) SALE OF NOTES IS LEGAL AND AUTHORIZED. Each of the issuance, sale and delivery of the Notes by the Company, the execution and delivery hereof by the Company and compliance by the Company with all of the provisions hereof and of the Notes:

                (i)  is within the corporate powers of the Company; and

                (ii) is legal and does not conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien upon any Property of the Company or any Subsidiary under the provisions of, any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it or any of its Properties may be bound.

           (B) OBLIGATIONS ARE ENFORCEABLE. Each of this Agreement and the Notes has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by duly authorized officers of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforceability hereof and of the Notes may be:

                (i) limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally; and




CREDIT ACCEPTANCE CORPORATION          10                NOTE PURCHASE AGREEMENT

                (ii) subject to the availability of equitable remedies.

     2.15  GOVERNMENTAL CONSENT TO SALE OF NOTES.

     Neither the nature of the Company or any Subsidiary, or of any of their respective businesses or Properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offer, issuance, sale or delivery of the Notes and the execution and delivery of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of the Company as a condition to the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Notes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts, as amended, or the Federal Power Act, as amended.

     2.16  PRIVATE OFFERING OF NOTES.

     Neither the Company nor the Placement Agent (the only Person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Notes or any similar Security of the Company, other than employees of the Company) has offered any of the Notes or any similar Security of the Company for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than ninety-eight (98) institutional investors (including the Purchasers), each of whom was offered all or a portion of the Notes at private sale for investment.

     2.17  NO DEFAULTS; TRANSACTIONS PRIOR TO CLOSING DATE.

           (a) No event has occurred and no condition exists that, upon the execution and delivery of this Agreement and the issuance of the Notes, would constitute a Default or an Event of Default.

           (b) The Company has not entered into any transaction since the date of the most recent statement of financial condition referred to in Part 2.2(a) of Annex 3 that would have been prohibited by Section 6.4 through
     Section 6.10, inclusive, had such Sections applied since such date.

     2.18  USE OF PROCEEDS OF NOTES.

           (A) USE OF PROCEEDS. The Company will apply the proceeds from the sale of the Notes in the manner specified in Part 2.18(a) of Annex 3.

           (B) MARGIN SECURITIES. None of the transactions contemplated herein and in the Notes (including, without limitation, the use of the proceeds from the sale of the Notes) violates, will violate or will result in a violation of section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The obligations of the Company under this Agreement and the Notes are not




CREDIT ACCEPTANCE CORPORATION          11                NOTE PURCHASE AGREEMENT
     and will not be directly or indirectly secured (within the meaning of such Regulation G) by any Margin Security, and no Notes are being sold on the basis of any such collateral.

           (C) ABSENCE OF FOREIGN OR ENEMY STATUS. Neither the Company nor any Subsidiary is an "enemy" or an "ally of the enemy" within the meaning of section 2 of the Trading with the Enemy Act (50 U.S.C. App. Section Section 1 et seq.), as amended. Neither the Company nor any Subsidiary is in violation of, and neither the issuance and sale of the Notes by the Company nor its use of the proceeds thereof as contemplated by this Agreement will violate, the Trading with the Enemy Act, as amended, or any executive orders, proclamations or regulations issued pursuant thereto, including, without limitation, regulations administered by the Office of Foreign Asset Control of the Department of the Treasury (31 C.F.R., Subtitle B, Chapter
     V).

3.   CLOSING CONDITIONS

     Your obligation to purchase and pay for the Notes to be delivered to you at the Closing is subject to the following conditions precedent:

     3.1   OPINIONS OF COUNSEL.

     You shall have received from

           (a)  Dykema Gossett PLLC, counsel for the Company, and

           (b) Hebb & Gitlin, a Professional Corporation, your special counsel,

closing opinions, each dated as of the Closing Date, substantially in the respective forms set forth in Exhibit B1 and Exhibit B2 and as to such other matters as you may reasonably request. This Section 3.1 shall constitute direction by the Company to such counsel named in the foregoing clause (a) to deliver such closing opinion to you.

     3.2   WARRANTIES AND REPRESENTATIONS TRUE.

     The warranties and representations contained in Section 2 shall be true on the Closing Date with the same effect as though made on and as of that date.

     3.3   OFFICERS' CERTIFICATES.

     You shall have received:

           (a) a certificate dated the Closing Date and signed by two Senior Officers, substantially in the form of Exhibit C; and

           (b) a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, substantially in the form of Exhibit D.




CREDIT ACCEPTANCE CORPORATION          12                NOTE PURCHASE AGREEMENT

     3.4   LEGALITY.

     The Notes shall on the Closing Date qualify as a legal investment for you under applicable insurance law (without regard to any "basket" or "leeway" provisions), and such acquisition shall not subject you to any penalty or other onerous condition in or pursuant to any such law or regulation, and you shall have received such evidence as you may reasonably request to establish compliance with this condition.

     3.5   PRIVATE PLACEMENT NUMBER.

     The Company shall have obtained or caused to be obtained a private placement number for the Notes from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc., and you shall have been informed of such private placement number.

     3.6   EXPENSES.

     All fees and disbursements required to be paid pursuant to Section 1.5(b) shall have been paid in full.

     3.7   COMPLIANCE WITH THIS AGREEMENT.

     Each of the Company and the Subsidiaries shall have performed and complied with all agreements and conditions contained herein that are required to be performed or complied with by the Company and the Subsidiaries on or prior to the Closing Date, and such performance and compliance shall remain in effect on the Closing Date.

     3.8   CONSENT OF BANKS.

     The Company shall have obtained from the banks that are parties to the Credit Agreement (collectively, the "Banks"), and you shall have received a copy of, the Banks' acknowledgement of and consent to (i) the Debt being incurred by the Company hereunder and under the Notes and (ii) the provisions of this Agreement and the Notes.

     3.9   PROCEEDINGS SATISFACTORY.

     All proceedings taken in connection with the issuance and sale of the Notes and all documents and papers relating thereto shall be satisfactory to you and your special counsel. You and your special counsel shall have received copies of such documents and papers as you or they may reasonably request in connection therewith or in connection with your special counsel's closing opinion, all in form and substance satisfactory to you and your special counsel.




CREDIT ACCEPTANCE CORPORATION          13                NOTE PURCHASE AGREEMENT

     3.10  OTHER PURCHASERS.

     None of the Other Purchasers shall have failed to execute and deliver a Note Purchase Agreement or to accept delivery of or make payment for the Notes to be purchased by it on the Closing Date.

4.   PAYMENTS

     4.1   MANDATORY PRINCIPAL AMORTIZATION PAYMENTS.

     The Company shall pay, and there shall become due and payable on the dates set forth in the following table, the principal amount of the Notes set forth opposite such dates (each, a "Mandatory Principal Amortization Payment"):


                DATE                 MANDATORY PRINCIPAL AMORTIZATION AMOUNT

            July 1, 1997                           $12,500,000

            July 1, 1998                           $12,700,000

            July 1, 1999                           $13,800,000

            July 1, 2000                           $14,900,000

            July 1, 2001                           $16,100,000

     Each Mandatory Principal Amortization Payment shall be at one hundred percent (100%) of the principal amount payable, together with unpaid interest accrued thereon to the date of payment. Without limitation of the foregoing, all of the principal of the Notes remaining outstanding on July 1, 2001 (if any), together with unpaid interest accrued thereon, shall become due and payable on July 1, 2001.

     4.2   OPTIONAL PREPAYMENTS.

           (A) OPTIONAL PREPAYMENTS. The Company may at any time after the Closing Date prepay the principal amount of the Notes, in part (in an amount for each such partial prepayment of Two Million Dollars ($2,000,000) or any integral multiple of One Hundred Thousand Dollars ($100,000) in excess of Two Million Dollars ($2,000,000)), or in whole, in each case together with:

                (i) an amount equal to the Make-Whole Amount at such time in respect of the principal amount of the Notes being so prepaid; and

                (ii) interest on such principal amount then being prepaid accrued to the prepayment date.




CREDIT ACCEPTANCE CORPORATION          14                NOTE PURCHASE AGREEMENT

           (B) NOTICE OF OPTIONAL PREPAYMENT. The Company will give notice of any optional prepayment of the Notes to each holder of Notes not less than thirty (30) days or more than sixty (60) days before the date fixed for prepayment, specifying:

                (i)   such date;

                (ii) the Section hereof under which the prepayment is to be made;

                (iii) the principal amount of each Note to be prepaid on such date;

                (iv) the interest to be paid on each such Note, accrued to the date fixed for prepayment; and

                (v) a reasonably detailed calculation of an estimated Make-Whole Amount for such Notes, if any (calculated as if the date of such notice were the date of prepayment), due in connection with such prepayment.

     Notice of prepayment having been so given, the aggregate principal amount of the Notes to be prepaid specified in such notice, together with the Make-Whole Amount as of the specified prepayment date with respect thereto, if any, and accrued interest thereon shall become due and payable on the specified prepayment date. Two (2) Business Days prior to the making of such prepayment, the Company shall deliver to each holder of Notes by facsimile transmission a certificate of a Senior Financial Officer specifying the details of the calculation of such Make-Whole Amount as of the specified prepayment date, together with a copy of the Applicable H.15 used in determining the Make-Whole Discount Rate (as both such terms are defined in the definition of Make-Whole Amount) in respect of such prepayment.

           (C) EFFECT OF PARTIAL PREPAYMENTS. The amount of each partial prepayment of the principal of the Notes made under this Section 4.2 shall be applied against and reduce the then unpaid Mandatory Principal Amortization Payments in the inverse order of the due dates of such payments.

     4.3   OFFER TO PREPAY UPON CHANGE IN CONTROL.

           (A)  NOTICE AND OFFER.  In the event of either

                (i)  a Change in Control, or

                (ii) the obtaining of knowledge of a Control Event by any Senior Officer (including, without limitation, via the receipt of notice of a Control Event from any holder of Notes),

     the Company will, within three (3) Business Days of the occurrence of either of such events (or, in the case of any Change in Control the consummation or finalization of which would involve any action of the Company, at least thirty (30) days prior to such Change in Control), give written notice of such Change in Control or Control Event to each holder of Notes by registered mail and, simultaneously with the sending of such




CREDIT ACCEPTANCE CORPORATION          15                NOTE PURCHASE AGREEMENT
     written notice, send a copy of such notice to each such holder via an overnight courier of national reputation. In the event of a Change in Control, such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay all, but not less than all, the Notes held by such holder on a date specified in such notice (the "Control Prepayment Date") that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the thirtieth (30th) day after the date of such holder's receipt of such notice. In no event will the Company take any action to consummate or finalize a Change in Control unless the Company has given the notice required by this Section 4.3(a) and, contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with
     Section 4.3(b).

           (B) ACCEPTANCE AND PAYMENT. To accept such offered prepayment, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than twenty (20) days after the date of receipt by such holder of the latest written offer of such prepayment (it being understood that the failure by a holder to respond to such written offer of prepayment within such period of twenty (20) days shall be deemed to constitute an acceptance of such offer). If so accepted, such offered prepayment shall be due and payable on the Control Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes, together with any Make-Whole Amount as of the Control Prepayment Date with respect thereto and interest on the Notes then being prepaid accrued to the Control Prepayment Date. Two (2) Business Days prior to the making of any such prepayment, the Company shall deliver to each holder of such Notes by facsimile transmission a certificate of a Senior Financial Officer specifying the details of the calculation of such Make-Whole Amount as of the specified Control Prepayment Date, together with a copy of the Applicable H.15 used in determining the Make-Whole Discount Rate (as both such terms are defined in the definition of Make-Whole Amount) in respect of such prepayment.

           (C) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this Section 4.3 shall be accompanied by a certificate, executed by a Senior Officer and dated the date of such offer, specifying:

                (i)   the Control Prepayment Date;

                (ii)  the Section hereof under which such offer is made;

                (iii) the principal amount of each Note offered to be prepaid;

                (iv) the unpaid interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment;

                (v) a reasonably detailed calculation of an estimated Make-Whole Amount, if any (calculated as if the date of such notice was the date of prepayment), that would be due in connection with such offered prepayment;

                (vi) that the conditions of this Section 4.3 have been fulfilled; and




CREDIT ACCEPTANCE CORPORATION          16                NOTE PURCHASE AGREEMENT

                (vii) in reasonable detail, the nature and date or proposed date of the Change in Control.

           (D) EFFECT OF PREPAYMENT. Each prepayment of the Notes pursuant to this Section 4.3 shall be applied to reduce ratably each of the Mandatory Principal Amortization Payments remaining after the date of such prepayment.

     4.4   PRO RATA PAYMENTS.

     If at the time any required prepayment or optional prepayment of the principal of the Notes made pursuant to Section 4.1 or Section 4.2 is due there is more than one Note outstanding, the aggregate principal amount of each required or optional partial prepayment of the Notes shall be allocated among the holders of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of the Notes then outstanding, with adjustments, to the extent practicable, to equalize for any prior prepayments not in such proportion. For the purposes of this Section 4.4 only, any Notes reacquired by the Company or acquired by any Restricted Subsidiary or any Affiliate shall be deemed to be outstanding for purposes of allocating Mandatory Principal Amortization Payments made pursuant to Section
4.1 and the Company, any such Restricted Subsidiary or any such Affiliate shall be deemed to be the holder thereof.

     4.5   NOTATION OF NOTES ON PREPAYMENT.

     Upon any partial prepayment of a Note, such Note may, at the option of the holder thereof, be:

           (a) surrendered to the Company pursuant to Section 5.2 in exchange for a new Note in a principal amount equal to the principal amount remaining unpaid on the surrendered Note;

           (b) made available to the Company for notation thereon of the portion of the principal so prepaid; or

           (c) marked by such holder with a notation thereon of the portion of the principal so prepaid.

In case the entire principal amount of any Note is paid, such Note shall be surrendered to the Company for cancellation and shall not be reissued, and no Note shall be issued in lieu of the paid principal amount of any Note.

     4.6   NO OTHER OPTIONAL PREPAYMENTS.

     Except as provided in Section 4.2 or in accordance with an offer made in compliance with Section 6.15, the Company may not make any optional prepayment (whether directly or indirectly by purchase or other acquisition) in respect of the Notes.




CREDIT ACCEPTANCE CORPORATION          17                NOTE PURCHASE AGREEMENT

5.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

     5.1   REGISTRATION OF NOTES.

     The Company will cause to be kept at its office maintained pursuant to
Section 6.13 a register for the registration and transfer of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof.

     5.2   EXCHANGE OF NOTES.

           (a) Upon surrender of any Note at the office of the Company maintained pursuant to Section 6.13 duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder's attorney duly authorized in writing, the Company will execute and, within five (5) Business Days after such surrender, deliver, at the Company's expense (except as provided below), new Notes in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Such instrument of transfer shall be deemed to be a representation by the registered holder of the Note being transferred that such transfer is in compliance with all applicable state and federal securities laws. Each such new Note shall be payable to such Person as such holder may request, shall be substantially in the form of Exhibit A and shall include the restrictive legend set forth on Exhibit A. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.

           (b) The Company will pay the cost of delivering to or from such holder's home office or custodian bank from or to the Company, insured to the reasonable satisfaction of such holder, the surrendered Note and any
     Note issued in substitution or replacement for the surrendered Note.

           (c) Each holder of Notes agrees that, in the event it shall sell or transfer any Note without surrendering such Note to the Company as set forth in Section 5.2(a), it shall:

                (i) prior to the delivery of such Note, make a notation thereon of all principal, if any, paid on such Note and shall also indicate thereon the date to which interest shall have been paid on such Note; and

                (ii) promptly notify (or cause the transferee of any such Note to notify) the Company of the name and address of the transferee of any such Note so transferred and the effective date of such transfer.




CREDIT ACCEPTANCE CORPORATION          18                NOTE PURCHASE AGREEMENT

     5.3   REPLACEMENT OF NOTES.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, an affidavit of an authorized officer of such Institutional Investor of such ownership (or of ownership by such Institutional Investor's nominee) and such loss, theft, destruction or mutilation), and

           (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (provided that if the holder of such Note is an Institutional Investor or a nominee of such Institutional Investor, such Institutional Investor's own unsecured agreement of indemnity shall be deemed to be satisfactory for such purpose), or

           (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense will execute and, within ten (10) Business Days after such receipt, deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

     5.4   ISSUANCE TAXES.

     The Company will pay all taxes (if any) due in connection with and as the result of the initial issuance and sale of the Notes and in connection with any modification of this Agreement or the Notes (other than any taxes due in connection with a modification of this Agreement or the Notes resulting from a negotiation or request initiated by, and for the benefit of, the holders of the Notes) and shall save each holder of Notes harmless without limitation as to time against any and all liabilities with respect to all such taxes, provided that this Section 5.4 shall not be construed to require the Company to pay, or to save any holder of Notes harmless against any liabilities with respect to, any income tax imposed on any holder of Notes. The obligations of the Company under this Section 5.4 shall survive the payment or prepayment of the Notes and the termination hereof.

6.   COVENANTS

     The Company covenants that on and after the Closing Date and so long as any of the Notes shall be outstanding:

     6.1   DEBT.

           (A) TOTAL DEBT. The Company will not at any time permit Consolidated Total Debt to exceed two hundred seventy-five percent (275%) of Consolidated Tangible Net Worth at such time.

           (B) SENIOR FUNDED DEBT. The Company will not at any time permit Consolidated Senior Funded Debt to exceed either




CREDIT ACCEPTANCE CORPORATION          19                NOTE PURCHASE AGREEMENT

                (i) two hundred percent (200%) of Consolidated Tangible Net Worth at such time, or

                (ii) (A)   Net Installment Contract Receivables minus Net Dealer
                Holdbacks, in each case at such time, divided by

                     (B)   1.10.

           (C) SUBORDINATED FUNDED DEBT. The Company will not at any time permit Consolidated Subordinated Funded Debt to exceed one hundred fifty percent (150%) of Consolidated Tangible Net Worth at such time.

           (D) RESTRICTED SUBSIDIARY DEBT. The Company will not at any time permit the sum of (i) Total Restricted Subsidiary Debt at such time plus, without duplication, (ii) the aggregate amount of all Debt and other obligations outstanding at such time secured by Liens permitted by clause
     (v), clause (vi) and clause (vii) of Section 6.6(a) to exceed (A) on or before July 31, 1997, fifteen percent (15%) of Consolidated Tangible Net Worth or (B) on or after August 1, 1997, twenty percent (20%) of Consolidated Tangible Net Worth.

           (E) COMMERCIAL PAPER. The Company will not, and will not permit any Restricted Subsidiary to, issue commercial paper unless the obligations of the Company or such Restricted Subsidiary with respect to such commercial paper are backed by a Letter of Credit Facility.

     6.2   FIXED CHARGE COVERAGE.

     The Company will not at any time permit the ratio of

           (a) Consolidated Income Available for Fixed Charges for the period of four (4) consecutive fiscal quarters of the Company most recently ended at such time to

           (b)  Consolidated Fixed Charges for such period

to be less than 2.5 to 1.0.

     6.3   CONSOLIDATED TANGIBLE NET WORTH.

     The Company will not at any time permit Consolidated Tangible Net Worth, determined at such time, to be less than the result of

           (a)  One Hundred Fifty Million Dollars ($150,000,000), plus

           (b) fifty percent (50%) of Consolidated Net Income for each fiscal year ended during the period beginning on January 1, 1996 and ending on such date (unless Consolidated Net Income shall be a loss in any fiscal year, in which event the amount determined pursuant to this clause (b) for such fiscal year shall be zero).



CREDIT ACCEPTANCE CORPORATION          20                NOTE PURCHASE AGREEMENT

     6.4   SALE AND LEASEBACK TRANSACTIONS.

     The Company will not, and will not permit any Restricted Subsidiary to, enter into, at any time, any Sale and Leaseback Transaction unless,

           (a)  after giving effect thereto,

                (i) the sale of Property in connection with such Sale and Leaseback Transaction is permitted pursuant to Section 6.8 and

                (ii) the Debt to be secured by a Lien on the Property to be leased in connection with such Sale and Leaseback Transaction is permitted pursuant to the provisions of Section 6.1 and Section 6.6, and

           (b)  the lease of such Property constitutes a Capital Lease.

     6.5   RESTRICTED INVESTMENTS.

     The Company will not, and will not permit any Restricted Subsidiary to, make any Restricted Investment.

     6.6   LIENS.

           (A) NEGATIVE PLEDGE. The Company will not, and will not permit any Restricted Subsidiary to, cause or permit to exist, or agree or consent to cause or permit to exist in the future (upon the happening of a contingency or otherwise), any of their Property, whether now owned or hereafter acquired, to be subject to any Lien except:

                (i) Liens securing Property taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, landlords and other like Persons, provided that the payment thereof is not at the time required by Section 6.12;

                (ii) Liens

                     (A)   arising from judicial attachments and judgments,

                     (B)   securing appeal bonds or supersedeas bonds, and

                     (C) arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose),

           provided that (1) the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being contested in good faith and by appropriate proceedings, (3) adequate book reserves in accordance with GAAP shall have been established and maintained and shall exist with respect thereto, (4) such Liens do not in the aggregate detract from the value of such Property




CREDIT ACCEPTANCE CORPORATION          21                NOTE PURCHASE AGREEMENT
           and (5) the title of the Company or the Restricted Subsidiary, as the case may be, to, and its right to use, such Property, is not materially adversely affected thereby;

                (iii) Liens incurred or deposits made in the ordinary course of business

                     (A) in connection with workers' compensation, unemployment insurance, social security and other like laws, and

                     (B) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety and performance bonds (of a type other than set forth in Section 6.6(a)(ii)) and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property;

                (iv) Liens in the nature of reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real Property, provided that (1) such exceptions and encumbrances do not in the aggregate materially detract from the value of such Property and (2) title of the Company or the Restricted Subsidiary, as the case may be, to, and the right to use, such Property, is not materially adversely affected thereby;

                (v) Liens in existence on the Closing Date securing Debt, provided that such Liens are described in Part 6.6(a)(v) of Annex 3;

                (vi) Purchase Money Liens, if, after giving effect thereto and to any concurrent transactions:

                     (A) each such Purchase Money Lien secures Debt in an amount not exceeding the cost of acquisition or construction of the particular Property to which such Debt relates; and

                     (B) immediately after giving effect thereto, no Default or Event of Default would exist; and

                (vii) Liens on Property not otherwise permitted under clause (i) through clause (vi) of this Section 6.6(a) if the obligations secured by such Liens, when added to (A) the obligations secured by Liens pursuant to clause (v) and clause (vi) of this
           Section 6.6(a) plus, without duplication, (B) Total Restricted Subsidiary Debt at such time, do not exceed (1) on or before July 31, 1997, fifteen percent (15%) of Consolidated Tangible Net Worth or (2) on or after August 1, 1997, twenty percent (20%) of Consolidated Tangible Net Worth.

           (B) EQUAL AND RATABLE LIEN; EQUITABLE LIEN. In case any Property shall be subjected to a Lien in violation of this Section 6.6, the Company will immediately make or cause to be made, to the fullest extent permitted by applicable law, provision whereby the Notes will be secured equally and ratably with all other obligations secured thereby




CREDIT ACCEPTANCE CORPORATION          22                NOTE PURCHASE AGREEMENT
     pursuant to such agreements and instruments as shall be approved by the Required Holders, and the Company will cause to be delivered to each holder of a Note an opinion, satisfactory in form and substance to the Required Holders, of independent counsel to the effect that such agreements and instruments are enforceable in accordance with their terms, and in any such case the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of Notes may be entitled thereto under applicable law, of an equitable Lien on such Property securing the Notes (provided that, notwithstanding the foregoing, each holder of Notes shall have the right to elect at any time, by delivery of written notice of such election to the Company, to cause the Notes held by such holder not to be secured by such Lien or such equitable Lien). A violation of this Section
     6.6 will constitute an Event of Default, whether or not any such provision is made pursuant to this Section 6.6(b).

           (C) FINANCING STATEMENTS. The Company will not, and will not permit any Restricted Subsidiary to, sign or file a financing statement under the Uniform Commercial Code of any jurisdiction that names the Company or such Restricted Subsidiary as debtor, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, except, in any such case, a financing statement filed or to be filed to perfect or protect a security interest that the Company or such Restricted Subsidiary is permitted to create, assume or incur, or permit to exist, under the foregoing provisions of this Section 6.6 or to evidence for informational purposes a lessor's interest in Property leased to the Company or any such Restricted Subsidiary.

     6.7   MERGER AND CONSOLIDATION.

           The Company will not, and will not permit any Restricted Subsidiary to, merge or consolidate with or into, or sell, lease, transfer or otherwise dispose of all or substantially all of its Property to, any other Person or permit any other Person to merge or consolidate with or into it (the Company, the Restricted Subsidiary or such other Person that is the surviving corporation or transferee being herein referred to as the "Surviving Corporation"), provided that the foregoing restrictions shall not apply to:

                (a) the merger or consolidation of the Company with or into, or the sale of all or substantially all of the Property of the Company to, another corporation, if:

                     (i) the Surviving Corporation is solvent and is organized under the laws of the United States of America or any state thereof;

                     (ii) the due and punctual payment of the principal of and Make-Whole Amount, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of all the covenants in the Notes and this Agreement to be performed or observed by the Company, are expressly assumed or acknowledged by the Surviving Corporation in a manner satisfactory to the Required Holders, and the Company causes to be delivered to each holder of Notes an opinion of independent counsel, in form, scope and substance satisfactory




CREDIT ACCEPTANCE CORPORATION          23                NOTE PURCHASE AGREEMENT
                to the Required Holders, to the effect that such assumption or acknowledgement is enforceable in accordance with its terms; and

                     (iii) immediately prior to, and immediately after the consummation of the transaction, and after giving effect thereto, no Default or Event of Default exists or would exist; or

                (b) the merger or consolidation of a Restricted Subsidiary with or into, or the sale of all or substantially all of the Property of such Restricted Subsidiary to, the Company, another Restricted Subsidiary or any other Person that concurrently with such merger, consolidation or sale becomes a Restricted Subsidiary, if:

                     (i) the Surviving Corporation is organized under the laws of the United States of America or any state thereof; and

                     (ii) immediately prior to, and immediately after the consummation of the transaction, and after giving effect thereto, no Default or Event of Default exists or would exist.

     Notwithstanding the provisions of Section 6.7(b)(i), CAC UK may acquire all or substantially all of the assets of CAC International.

     6.8   TRANSFERS OF PROPERTY; SUBSIDIARY STOCK.

           (A) TRANSFERS OF PROPERTY. Except as permitted under Section 6.7, the Company will not, and will not permit any Restricted Subsidiary to, sell, lease as lessor, transfer or otherwise dispose of any Property (including, without limitation, Restricted Subsidiary Stock)
     (collectively, "Transfers"), except:

                (i) Transfers from a Restricted Subsidiary to the Company or to a Wholly-Owned Restricted Subsidiary; and

                (ii) any other Transfer at any time of any Property to a Person, other than an Affiliate, for an Acceptable Consideration, if each of the following conditions would be satisfied with respect to such
           Transfer:

                     (A)   the result of

                           (1)  the sum of

                                (aa) the current book value of such Property,
                           plus

                                (bb) the aggregate book value of all other
                           Property of the Company and the Restricted
                           Subsidiaries, determined on a consolidated basis, Transferred (other than in Transfers referred to in the foregoing clause (i) (the "Excluded Transfers"), but including Transfers pursuant to




CREDIT ACCEPTANCE CORPORATION          24                NOTE PURCHASE AGREEMENT

                           Section 6.8(b)) during the twelve (12) month period ended immediately prior to the date of such Transfer, minus

                           (2) the aggregate cost of all Capital Assets acquired by the Company and the Restricted Subsidiaries, determined on a consolidated basis, during such twelve
                     (12) month period,

                would not exceed ten percent (10%) of Consolidated Net Tangible Assets determined as at the end of the most recently ended fiscal year of the Company prior to giving effect to such Transfer, and

                     (B) immediately before and after the consummation of such Transfer, and after giving effect thereto, no Default or Event of Default would exist.

           (B) TRANSFERS OF SUBSIDIARY STOCK. The Company will not, and will not permit any Restricted Subsidiary to, Transfer any shares of the stock (or any warrants, rights or options to purchase stock or other Securities exchangeable for or convertible into stock) of a Restricted Subsidiary (such stock, warrants, rights, options and other Securities herein called "Restricted Subsidiary Stock"), nor will any Restricted Subsidiary issue, sell or otherwise dispose of any shares of its own Restricted Subsidiary Stock, provided that the foregoing restrictions do not apply to:

                (i) the issuance by a Restricted Subsidiary of shares of its own Restricted Subsidiary Stock to the Company or a Wholly-Owned Restricted Subsidiary;

                (ii) Transfers by the Company or a Restricted Subsidiary of shares of Restricted Subsidiary Stock to the Company or a Wholly-Owned Restricted Subsidiary;

                (iii) the issuance by a Restricted Subsidiary of directors' qualifying shares; and

                (iv) the Transfer of all of the Restricted Subsidiary Stock of a Restricted Subsidiary owned by the Company and the other Restricted Subsidiaries if:

                     (A) such Transfer satisfies the requirements of Section 6.8(a)(ii);

                     (B) in connection with such Transfer the entire Investment (whether represented by stock, Debt, claims or otherwise) of the Company and the other Restricted Subsidiaries in such Restricted Subsidiary is Transferred to a Person other than the Company or a Restricted Subsidiary not simultaneously being disposed of;




CREDIT ACCEPTANCE CORPORATION          25                NOTE PURCHASE AGREEMENT

                     (C) the Restricted Subsidiary being disposed of has no continuing Investment in any other Restricted Subsidiary not simultaneously being disposed of or in the Company; and

                     (D) immediately before and after the consummation of such Transfer, and after giving effect thereto, no Default or Event of Default would exist.

     For purposes of determining the book value of Property constituting Restricted Subsidiary Stock being Transferred as provided in clause (iv) above, such book value shall be deemed to be the aggregate book value of all assets of the Restricted Subsidiary that shall have issued such Restricted Subsidiary Stock. Any Transfer of Restricted Subsidiary Stock pursuant to clause (iv) above shall be deemed to be a Transfer of the accounts receivable of such Restricted Subsidiary which must satisfy the requirements of Section 6.8(c).

           (C) ACCOUNTS RECEIVABLE. Notwithstanding the provisions of Section 6.8(a), neither the Company nor any Restricted Subsidiary will Transfer any accounts receivable if the sum of

                (i) the face value of the accounts receivable proposed to be Transferred, plus

                (ii) the face value of accounts receivable Transferred by the Company and all Restricted Subsidiaries during the then current fiscal year of the Company,

     would exceed five percent (5%) of the face value of the accounts receivable of the Company and the Restricted Subsidiaries determined on a consolidated basis as at the end of the most recently ended fiscal year of the Company prior to giving effect to such Transfer.

     6.9   LINE OF BUSINESS.

     The Company will not, and will not permit any Restricted Subsidiary to, engage in, or make any Investment in any business engaged in, the provision of property and casualty insurance unless the Company or such Restricted Subsidiary shall maintain reinsurance of its underwriting risk, with one or more reinsurers rated "A-" or better by Standard & Poor's Ratings Group or "A3" or better by Moody's Investors Service, Inc., for all of the Company's or such Restricted Subsidiary's exposure in excess of one hundred percent (100%) of the premiums written by the Company or such Restricted Subsidiary. In addition to the foregoing, the Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, after giving effect thereto, the general nature of the businesses of the Company and the Restricted Subsidiaries, taken as a whole, would no longer be the provision of financing programs for the purchase of used motor vehicles, motor vehicle service protection programs, credit life, accident and health insurance programs and other programs related to the foregoing (it being understood that, in the course of the provision of such programs, the Company may be obligated to remit monies held by it in connection with dealer holdbacks, claims or refunds under




CREDIT ACCEPTANCE CORPORATION          26                NOTE PURCHASE AGREEMENT
insurance policies, claims or refunds under service contracts, and to make deposits in trust or otherwise as required under reinsurance agreements or pursuant to state regulatory requirements). The Company shall manage and operate such businesses in substantially the same manner that they are managed and operated as of the date hereof.

     6.10  TRANSACTIONS WITH AFFILIATES.

     The Company will not, and will not permit any Restricted Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

     6.11  MAINTENANCE OF PROPERTIES; CORPORATE EXISTENCE; ETC.

     The Company will, and will cause each Restricted Subsidiary to:

           (A) PROPERTY -- maintain, preserve and keep its Property in good condition and working order, ordinary wear and tear excepted, and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect;

           (B) INSURANCE -- maintain, with financially sound and reputable insurers, insurance with respect to its Property and business against such casualties and contingencies, of such types (including, without limitation, insurance with respect to losses arising out of Property loss or damage, public liability, business interruption, larceny, workers' compensation, embezzlement or other criminal misappropriation) and in such amounts as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated, provided that such insurance is commercially available, it being understood that the Company and the Restricted Subsidiaries may self-insure against hazards and risks with respect to which, and in such amounts as, the Company in good faith determines to be prudent and consistent with sound financial and business practice;

           (C) FINANCIAL RECORDS -- keep accurate and complete books of records and accounts in which accurate and complete entries shall be made of all its business transactions and that will permit the provision of accurate and complete financial statements in accordance with GAAP;

           (D)  CORPORATE EXISTENCE AND RIGHTS --

                (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises, except where the failure to do so, in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and

                (ii) to maintain each Subsidiary as a Subsidiary,




CREDIT ACCEPTANCE CORPORATION          27                NOTE PURCHASE AGREEMENT
     in each case except as permitted by Section 6.7 and Section 6.8(b) and except that the Company shall not be required to preserve the corporate existence of CAC International if CAC UK shall have acquired substantially all of CAC International's assets; and

          (E) COMPLIANCE WITH LAW -- not be in violation of any law, ordinance or governmental rule or regulation to which it is subject (including, without limitation, any Environmental Protection Law and OSHA) and not fail to obtain any license, certificate, permit, franchise or other governmental authorization necessary to the ownership of its Properties or to the conduct of its business if such violations or failures to obtain, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     6.12  PAYMENT OF TAXES AND CLAIMS.

     The Company will, and will cause each Subsidiary to, pay before they become delinquent:

          (a) all taxes, assessments and governmental charges or levies imposed upon it or its Property; and

          (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, landlords and other like Persons that, if unpaid, might result in the creation of a Lien upon its Property;

provided, that items of the foregoing description need not be paid

               (i) while being contested in good faith and by appropriate proceedings as long as adequate book reserves have been established and maintained and exist with respect thereto, and

               (ii) so long as the title of the Company or the Subsidiary, as the case may be, to, and its right to use, such Property, is not materially adversely affected thereby.

     6.13    PAYMENT OF NOTES AND MAINTENANCE OF OFFICE.

     The Company will punctually pay, or cause to be paid, the principal of and interest (and Make-Whole Amount, if any) on, the Notes, as and when the same shall become due according to the terms hereof and of the Notes, and will maintain an office at the address of the Company set forth in Section 10.1 where notices, presentations and demands in respect hereof or of the Notes may be made upon it. Such office will be maintained at such address until such time as the Company shall notify the holders of the Notes in writing of any change of location of such office, which will in any event be located within the United States of America.

     6.14    PENSION PLANS.

          (A) COMPLIANCE. The Company will, and will cause each ERISA Affiliate to, at all times with respect to each Pension Plan, make timely payment of contributions required to meet the minimum funding standard set forth in ERISA or the IRC with respect thereto, and to comply with all other applicable provisions of ERISA and the IRC.





CREDIT ACCEPTANCE CORPORATION          28               NOTE PURCHASE AGREEMENT

          (B) RELATIONSHIP OF VESTED BENEFITS TO PENSION PLAN ASSETS. The Company will not at any time permit the present value of all employee benefits vested under each Pension Plan to exceed the assets of such Pension Plan allocable to such vested benefits at such time, in each case determined pursuant to Section 6.14(c).

          (C) VALUATIONS. All assumptions and methods used to determine the actuarial valuation of vested employee benefits under Pension Plans and the present value of assets of Pension Plans will be reasonable in the good faith judgment of the Company and will comply with all requirements of law.

          (D) PROHIBITED ACTIONS. The Company will not, and will not permit any ERISA Affiliate to:

               (i) engage in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the IRC) that would result in the imposition of a material tax or penalty;

               (ii) incur with respect to any Pension Plan any "accumulated funding deficiency" (as defined in section 302 of ERISA), whether or not waived;

               (iii) terminate any Pension Plan in a manner that could result in the imposition of a Lien on the Property of the Company or any Subsidiary pursuant to section 4068 of ERISA or the creation of any liability under section 4062 of ERISA;

               (iv)  fail to make any payment required by section 515 of ERISA;
          or

               (v) at any time be an "employer" (as defined in section 3(5) of ERISA) required to contribute to any Multiemployer Plan or a "substantial employer" (as defined in section 4001 of ERISA) required to contribute to any Multiple Employer Pension Plan if, at such time, it could reasonably be expected that the Company or any Subsidiary will incur withdrawal liability in respect of such Multiemployer Plan or Multiple Employer Pension Plan and such liability, if incurred, together with the aggregate amount of all other withdrawal liability as to which there is a reasonable expectation of incurrence by the Company or any Subsidiary under any one or more Multiemployer Plans or Multiple Employer Pension Plans, could reasonably be expected to have a Material Adverse Effect.

     6.15    PRO-RATA OFFERS.

     The Company will not, and will not permit any Subsidiary or any Affiliate to, directly or indirectly, acquire or make any offer to acquire any Notes unless the Company or such Subsidiary or Affiliate shall have offered to acquire Notes, pro rata, from all holders of the Notes and upon the same terms. In case the Company acquires any Notes, such Notes will immediately thereafter be cancelled and no Notes will be issued in substitution therefor. Each purchase of the Notes pursuant to this Section 6.15 shall be applied to reduce ratably each of the Mandatory Principal Amortization Payments remaining after the date of such purchase.




CREDIT ACCEPTANCE CORPORATION         29                 NOTE PURCHASE AGREEMENT

     6.16   PRIVATE OFFERING.

     The Company will not, and will not permit any Person acting on its behalf to, offer the Notes or any part thereof or any similar Securities for issuance or sale to, or solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Notes within the provisions of section 5 of the Securities Act.

     6.17   DESIGNATION OF SUBSIDIARIES.

          (A) RIGHT OF DESIGNATION. Subject to the satisfaction of the requirements of Section 6.17(c), the Company shall have the right to designate any newly acquired or formed Subsidiary as an Unrestricted Subsidiary by delivering to each holder of Notes a writing, signed by a Vice President or the President of the Company, so designating such Subsidiary within thirty (30) days of the acquisition or formation of such Subsidiary by the Company or any Restricted Subsidiary. Any such Subsidiary so designated within such thirty (30) day period shall be deemed to have been an Unrestricted Subsidiary as of the date of such acquisition or formation and any such Subsidiary not so designated within such thirty
     (30) day period shall be deemed to have been a Restricted Subsidiary as of the date of such acquisition or formation. For all purposes of this Agreement, each Subsidiary designated as an Unrestricted Subsidiary in Part 6.17(a) of Annex 3 shall, subject to Section 6.17(b), be an Unrestricted Subsidiary and all other Subsidiaries, if any, listed in Part 2.3 of Annex 3 shall be Restricted Subsidiaries.

          (B) RIGHT OF REDESIGNATION. No Restricted Subsidiary shall be redesignated as an Unrestricted Subsidiary. Subject to the satisfaction of the requirements of Section 6.17(c), the Company may at any time designate any Unrestricted Subsidiary as a Restricted Subsidiary by delivering a written notice to such effect, signed by a Vice President or the Chairman, President or Treasurer of the Company, to each holder of Notes.

          (C)   DESIGNATION CRITERIA.

               (i) No corporation acquired or formed after the Closing Date shall be designated as a Restricted Subsidiary (including deemed designation pursuant to Section 6.17(a)) unless:

                    (A) such Subsidiary at such time meets all of the requirements of a "Restricted Subsidiary" as set forth in the definition thereof; and

                    (B) immediately before and after, and after giving effect to such designation, no Default or Event of Default exists or would exist.

               (ii) No Subsidiary shall at any time after the Closing Date be designated as an Unrestricted Subsidiary pursuant to Section 6.17(a) unless:

                    (A) immediately before and after, and after giving effect to such designation, no Default or Event of Default exists or would exist; and





CREDIT ACCEPTANCE CORPORATION          30               NOTE PURCHASE AGREEMENT

                    (B) such Subsidiary does not own, directly or indirectly, any Funded Debt or capital stock of any Restricted Subsidiary.

          (D) EFFECTIVENESS. Any designation under Section 6.17(b) that satisfies all of the conditions set forth in Section 6.17(c) shall become effective, for purposes of this Agreement, on the day that notice thereof shall have been mailed (postage prepaid, by registered or certified mail, return receipt requested) by the Company to each holder of Notes at the addresses as provided in Section 10.1.

     6.18 AMENDMENT OF BANK TERM DEBT OR SUBORDINATED DEBT DOCUMENTS; TERMINATION OF RESTRICTION ON BANK TERM DEBT AMENDMENTS; NO FURTHER RESTRICTIONS ON AMENDMENTS OF THIS AGREEMENT.

          (A) AMENDMENT OF BANK TERM DEBT OR SUBORDINATED DEBT DOCUMENTS. The Company will not amend, modify or otherwise alter (or suffer to be amended, modified or altered), or waive (or permit to be waived), in any material respect, any of the terms or provisions of any document or instrument:

               (i) evidencing or otherwise relating to any Bank Term Debt so as to shorten the maturity or original amortization of such Bank Term Debt, or

               (ii) evidencing or otherwise relating to any Subordinated Debt so as to increase the original interest rate on, or the principal amount of, such Subordinated Debt, shorten the original amortization of such Subordinated Debt, change any other repayment terms or any default or remedial provisions in any such document or instrument, or change the subordination provisions contained in any such document or instrument, in each case without the prior written approval of the Required Holders.

          (B) TERMINATION OF RESTRICTION ON BANK TERM DEBT AMENDMENTS. Subject to Section 6.18(c), the provisions of Section 6.18(a), insofar as such provisions relate to amendments, modifications, alterations or waivers of Bank Term Debt, will terminate and be of no further force or effect at such time as the Company causes to be delivered to each holder of Notes a duly executed copy of an amendment or modification of the Credit Agreement (or any new agreement contemplated by Section 6.18(c)(ii) below) deleting
     Section 8.13 of the Credit Agreement (or the comparable provision in such new agreement) effective on or prior to the date of such delivery.

          (C) NO FURTHER RESTRICTIONS ON AMENDMENTS OF THIS AGREEMENT. The Company will not:

               (i) amend, modify or otherwise alter (or suffer to be amended, modified or altered) the Credit Agreement (including, without limitation, Section 8.13 thereof) or any document or instrument relating thereto to include any covenant or other provision (other than Section 8.13 of the Credit Agreement as in effect on the Closing
          Date) that requires, as a condition to the amendment of




CREDIT ACCEPTANCE CORPORATION          31                NOTE PURCHASE AGREEMENT
          any term or provision of this Agreement, or the waiver of any term or provision herein, the approval or consent of any other creditor of the Company; or

               (ii) enter into any other agreement (or suffer to be amended, modified or altered any other agreement to which the Company is a party) that requires, as a condition to the amendment of any term or provision of this Agreement, or the waiver of any term or provision herein, the approval or consent of any other creditor of the Company; provided that if (A) any such agreement is entered into to replace, refinance or supplement the Credit Agreement and (B) Section 8.13 of the Credit Agreement (as in effect on the Closing Date) shall not have been deleted from the Credit Agreement as of the time such new agreement is to be entered into, such new agreement may include a covenant substantially the same as (and not more onerous on the Company than) Section 8.13 of the Credit Agreement (as in effect on the Closing Date).

7.   INFORMATION AS TO COMPANY

     7.1   FINANCIAL AND BUSINESS INFORMATION.

     The Company will deliver to each holder of Notes:

          (A) QUARTERLY STATEMENTS -- as soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), and in any event within sixty (60) days thereafter, duplicate copies of

               (i) a consolidated balance sheet of the Company and its consolidated subsidiaries and consolidated and consolidating balance sheets of the Company and the Restricted Subsidiaries, as at the end of such quarter, and

               (ii) consolidated statements of income and cash flows of the Company and its consolidated subsidiaries and consolidated and consolidating statements of income and cash flows of the Company and the Restricted Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the immediately preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and accompanied by the certificate required by Section 7.2, and, in the case of the financial statements relating to the Company and its Restricted Subsidiaries, certified as complete and correct, subject to changes resulting from year-end adjustments, by a Senior Financial Officer, and, in the case of the financial statements relating to the Company and its consolidated subsidiaries at any time when a Quarterly Report on Form 10-Q is not filed by the Company with the Securities and Exchange Commission and delivered to the holders of the Notes pursuant to clause (d) of this Section 7.1, certified as complete and correct, subject to changes resulting from year-end adjustments, by a Senior Financial Officer;





CREDIT ACCEPTANCE CORPORATION          32               NOTE PURCHASE AGREEMENT

          (B) ANNUAL STATEMENTS -- as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty
     (120) days thereafter, duplicate copies of

               (i) a consolidated balance sheet of the Company and its consolidated subsidiaries and consolidated and consolidating balance sheets of the Company and the Restricted Subsidiaries, as at the end of such year, and

               (ii) consolidated statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries and consolidated and consolidating statements of income, shareholders' equity and cash flows of the Company and the Restricted Subsidiaries, for such year, setting forth in each case in comparative form the figures for the immediately preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                    (A) in the case of the financial statements relating to the
               Company and its consolidated subsidiaries, an opinion of independent certified public accountants of recognized national standing, which opinion shall, without qualification, state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                    (B) in the case of the financial statements relating to the
               Company and its Restricted Subsidiaries, certified as complete and correct by a Senior Financial Officer, and

                    (C) the certificate required by Section 7.2 and, in the case of the financial statements relating to the Company and its consolidated subsidiaries, the certificate required by Section 7.3;

          (C) AUDIT REPORTS -- promptly upon receipt thereof, a copy of each other report submitted to the Company or any Restricted Subsidiary by independent accountants in connection with any management report, special audit report or comparable analysis prepared by them with respect to the books of the Company or any Restricted Subsidiary;

          (D) SEC AND OTHER REPORTS -- promptly upon their becoming available, a copy of each financial statement, report (including, without limitation, each Quarterly Report on Form 10-Q, each Annual Report on Form 10-K and each Current Report on Form 8-K), notice or proxy statement sent by the Company or any Subsidiary to stockholders generally and of each regular or periodic report and any registration statement,



CREDIT ACCEPTANCE CORPORATION          33               NOTE PURCHASE AGREEMENT
     prospectus or written communication (other than transmittal letters), and each amendment thereto, in respect thereof filed by the Company or any Subsidiary with, or received by, such Person in connection therewith from, the National Association of Securities Dealers, any securities exchange or the Securities and Exchange Commission or any successor agency;

          (E)  ERISA --

               (i)  immediately upon becoming aware of the occurrence of any

                    (A) "reportable event" (as defined in section 4043 of
               ERISA), excluding, however, such events as to which the PBGC by regulation shall have waived the requirement of section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of section 412 of the IRC and of section 302 of ERISA shall not be so excluded regardless of the issuance of any such waiver of the notice requirement in accordance with either section 4043(a) of ERISA or section 412(d) of the IRC), or

                    (B) "prohibited transaction" (as defined in section 406 of
               ERISA or section 4975 of the IRC),

          in connection with any Pension Plan or any trust created thereunder, a written notice specifying the nature thereof, what action the Company is taking or proposes to take with respect thereto and, when known, any action taken by the IRS, the DOL or the PBGC with respect thereto, and

               (ii) prompt written notice of and, where applicable, a description of

                    (A) any notice from the PBGC in respect of the commencement of any proceedings pursuant to section 4042 of ERISA to terminate any Pension Plan or for the appointment of a trustee to administer any Pension Plan,

                    (B) any distress termination notice delivered to the PBGC
               under section 4041 of ERISA in respect of any Pension Plan, and any determination of the PBGC in respect thereof,

                    (C) the placement of any Multiemployer Plan in
               reorganization status under Title IV of ERISA,

                    (D) any Multiemployer Plan becoming "insolvent" (as defined in section 4245 of ERISA) under Title IV of ERISA, and

                    (E) the whole or partial withdrawal of the Company or any
               ERISA Affiliate from any Multiemployer Plan or Multiple Employer Pension Plan and the withdrawal liability incurred in connection therewith;




CREDIT ACCEPTANCE CORPORATION        34                  NOTE PURCHASE AGREEMENT

          (F) ACTIONS, PROCEEDINGS -- promptly after the commencement thereof, notice of any action or proceeding relating to the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would have a Material Adverse Effect;

          (G) CERTAIN ENVIRONMENTAL MATTERS -- prompt written notice of and a description of any event or circumstance that, had such event or circumstance occurred or existed immediately prior to the Closing Date, would have been required to be disclosed as an exception to any statement set forth in Section 2.13;

          (H) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- immediately upon becoming aware of the existence of any condition or event that constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (I) NOTICE OF CLAIMED DEFAULT -- immediately upon becoming aware that the holder of any Note, or of any Debt or any Security of the Company or any Subsidiary, shall have given notice or taken any other action with respect to a claimed Default, Event of Default, default or event of default, a written notice specifying the notice given or action taken by such holder and the nature of the claimed Default, Event of Default, default or event of default and what action the Company is taking or proposes to take with respect thereto; and

          (J) REQUESTED INFORMATION -- with reasonable promptness, such other data and information as from time to time may be reasonably requested by any holder of Notes, including, without limitation,

               (i) copies of any statement, report or certificate furnished to any holder of any Debt or any Security of the Company or any Subsidiary,

               (ii) information requested to comply with any request of the National Association of Insurance Commissioners in respect of the designation of the Notes, and

               (iii) information requested to comply with 17 C.F.R. Section 230.144A, as amended from time to time;

     provided that any such request with respect to any of the data and information referred to in the foregoing clauses (i), (ii) and (iii) shall be deemed to be reasonable for purposes of this Section 7.1(j).

     7.2   OFFICER'S CERTIFICATES.

     Each set of financial statements delivered to each holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:



CREDIT ACCEPTANCE CORPORATION          35            NOTE PURCHASE AGREEMENT

          (A) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 6.1 through Section 6.8, inclusive, during the period covered by the income statement then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amounts, ratio or percentage then in existence); and

          (B) EVENT OF DEFAULT -- a statement that the signer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and the Subsidiaries from the beginning of the accounting period covered by the income statements being delivered therewith to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     7.3 ACCOUNTANTS' CERTIFICATES.

     Each set of annual financial statements relating to the Company and its consolidated subsidiaries delivered pursuant to Section 7.1(b) shall be accompanied by a certificate of the accountants who certify such financial statements stating that they have reviewed this Agreement and stating further, whether, in making their audit, such accountants have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if such accountants are aware that any such condition or event then exists, specifying the nature and period of existence thereof.

     7.4 INSPECTION.

     The Company will permit the representatives of each holder of Notes, at the expense of the Company at any time when a Default or an Event of Default has occurred and is in existence, and otherwise at the expense of such holder, to visit and inspect any of the Properties of the Company or any Subsidiary, to examine all of their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss the finances and affairs of the Company and the Subsidiaries), all at such reasonable times and as often as may be reasonably requested.

     7.5 CONFIDENTIAL INFORMATION.

     You will employ reasonable procedures and standards designed to maintain the confidential nature of all data and information that has been or in the future is furnished to or obtained by you in connection with this Agreement (provided that you shall be deemed to have complied with the foregoing requirement if in respect of such data and information you shall employ your customary business practices as used respecting your own proprietary business records), except such data and information that was or is available to the public or was not or



CREDIT ACCEPTANCE CORPORATION          36            NOTE PURCHASE AGREEMENT
is not treated as confidential by any one or more of the Company, the Subsidiaries or the Affiliates. Notwithstanding the foregoing, you may disclose any data and information furnished to or obtained by you in connection with this Agreement and the Notes:

          (a) the disclosure of which is, in your sole good faith business and/or legal judgment, required in connection with regulatory requirements (including, without limitation, the requirements of the National Association of Insurance Commissioners) or other legal requirements related to your affairs, including, without limitation, the disclosure of such data and information in connection with or in response to (i) compliance with any law, ordinance or governmental order, regulation, rule, policy, subpoena, investigation or request, or (ii) any order, decree, judgment, subpoena, notice of discovery or similar ruling, or pleading issued, filed, served or purported on its face to be issued, filed or served (A) by or under authority of any court, tribunal, arbitration board or any governmental agency, commission, authority, board or similar entity or (B) in connection with any proceeding (including, without limitation, any proceeding to enforce the obligations of the Company under this Agreement or the Notes), cause or matter pending (or on its face purported to be pending) before any court, tribunal, arbitration board or any governmental agency, commission, authority, board or similar entity;

          (b) to any one or more of your employees, officers, directors, agents, attorneys, accountants or professional consultants who would have access to such data and information in the normal course of the performance of such Person's duties for you, so long as you employ reasonable procedures and standards designed to maintain the confidential nature of all such data and information that is disclosed to such Persons (provided that you shall be deemed to have complied with the foregoing requirement if in respect of such data and information you shall employ your customary business practices as used respecting your own proprietary business records);

          (c) to Moody's Investors Service, Inc., Standard & Poor's Ratings Group or any other nationally recognized financial rating service that is reviewing the credit rating of any holder of Notes or is rating or reviewing the rating of the Notes; and

          (d) to any prospective purchaser, securities broker or dealer or investment banker (who shall have agreed in writing, prior to such disclosure, to be bound by the provisions of this Section 7.5) in connection with the resale or proposed resale of all or any portion of the Notes by you.

You will not be liable for the breach of this Section 7.5 by any other holder of Notes or by any Person to which any confidential data or information shall be delivered in accordance with this Section 7.5.

8.   EVENTS OF DEFAULT

     8.1   NATURE OF EVENTS.

     An "Event of Default" shall exist if any of the following occurs and is continuing at any time:

          (A) PRINCIPAL PAYMENTS -- the Company shall fail to make any payment of principal on any Note on or before the date such payment is due;

          (B) INTEREST OR MAKE-WHOLE AMOUNT PAYMENTS -- the Company shall fail to make any payment of interest or Make-Whole Amount on any Note on or before five (5) Business Days after the date such payment is due;

          (C) PARTICULAR COVENANT DEFAULTS -- the Company or any Subsidiary shall fail to perform or observe any covenant contained in Section 6.1 through Section 6.8, inclusive, or in Section 6.18, Section 7.1(h) or
     Section 7.1(i) of this Agreement;

          (D) OTHER DEFAULTS -- the Company or any Subsidiary shall fail to comply with any other provision hereof, and such failure shall continue for more than thirty (30) days after the earlier of the date on which (i) such failure shall first become known to any officer of the Company or (ii) the Company shall have received written notice from any holder of Notes;

          (E) WARRANTIES OR REPRESENTATIONS -- any warranty, representation or other statement by or on behalf of the Company contained herein or in any certificate or instrument furnished in compliance with or in reference hereto shall have been false or misleading in any respect when made;

          (F) DEFAULT ON DEBT OR SECURITY -- any event shall occur or any condition shall exist in respect of any Debt (other than Non-Recourse Debt) or any Security of the Company or any Restricted Subsidiary (including, without limitation, the failure to make any payment on such Debt or Security when due), or under any agreement securing or relating to any such Debt or Security, that immediately or with any one or more of the passage of time, the giving of notice or the expiration of waivers or modifications granted in respect of such event or condition:

               (i) causes (or permits any one or more of the holders thereof or a trustee therefor to cause) such Debt or Security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled date or dates of payment; or

               (ii) permits any one or more of the holders thereof or a trustee therefor to require the Company or any Restricted Subsidiary to repurchase such Debt or Security from such holder;

     provided that the aggregate amount of all obligations in respect of all such Debt and Securities referred to in this clause (f) exceeds at such time Two Million Dollars ($2,000,000);

          (G) INVOLUNTARY BANKRUPTCY PROCEEDINGS --

               (i) a receiver, liquidator, custodian or trustee of the Company or any Restricted Subsidiary, or of all or any part of the Property of the Company or any Restricted Subsidiary, shall be appointed by court order and such order shall



CREDIT ACCEPTANCE CORPORATION           38               NOTE PURCHASE AGREEMENT
          remain in effect for more than sixty (60) days, or an order for relief shall be entered with respect to the Company or any Restricted Subsidiary, or the Company or any Restricted Subsidiary shall be adjudicated a bankrupt or insolvent;

               (ii) any of the Property of the Company or any Restricted Subsidiary shall be sequestered by court order and such order shall remain in effect for more than sixty (60) days; or

               (iii) a petition shall be filed against the Company or any Restricted Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within sixty (60) days after such filing;

          (H) VOLUNTARY PETITIONS -- the Company or any Restricted Subsidiary shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law;

          (I) ASSIGNMENTS FOR BENEFIT OF CREDITORS, ETC. -- the Company or any Restricted Subsidiary shall make an assignment for the benefit of its creditors, or shall admit in writing its inability, or shall fail, to pay its debts generally as they become due, or shall consent to the appointment of a receiver, liquidator or trustee of the Company or any Restricted Subsidiary or of all or any part of the Property of the Company or any Restricted Subsidiary; or

          (J) UNDISCHARGED FINAL JUDGMENTS -- a final judgment or final judgments for the payment of money aggregating in excess of Two Million Dollars ($2,000,000) shall be outstanding against any one or more of the Company and the Restricted Subsidiaries and any one of such judgments shall have been outstanding for more than thirty (30) days from the date of its entry, except to the extent that any such judgment is being contested in good faith by appropriate proceedings which provide for a stay of any enforcement action against the Company or such Restricted Subsidiary during the pendency of such proceedings and for which adequate reserves have been established and where nonpayment of such judgment could not reasonably be expected to have a Material Adverse Effect.

     8.2  DEFAULT REMEDIES.

          (A)  ACCELERATION ON EVENT OF DEFAULT.

               (i) If an Event of Default specified in clause (g), clause (h) or clause (i) of Section 8.1 shall exist, all of the Notes at the time outstanding shall automatically become immediately due and payable, together with interest accrued thereon and the Make-Whole Amount at such time with respect to such



CREDIT ACCEPTANCE CORPORATION          39            NOTE PURCHASE AGREEMENT
          principal amount of such Notes, in each case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

               (ii)  If an Event of Default other than those specified in clause
          (g), clause (h) and clause (i) of Section 8.1 shall exist, the holder or holders of at least thirty-five percent (35%) in principal amount of the Notes then outstanding (exclusive of Notes then owned by any one or more of the Company, any Subsidiary or any Affiliate) may exercise any right, power or remedy permitted to such holder or holders by law and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal of, and all interest accrued on, all the Notes then outstanding to be, and such Notes shall thereupon become, immediately due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall immediately pay to the holder or holders of all the Notes then outstanding the entire principal of, and interest accrued on, the Notes and, to the extent permitted by applicable law, the Make-Whole Amount on the date of such declaration with respect to such principal amount of such Notes.

          (B) ACCELERATION ON PAYMENT DEFAULT. During the existence of an Event of Default described in Section 8.1(a) or Section 8.1(b), and irrespective of whether the Notes then outstanding shall have been declared to be due and payable pursuant to Section 8.2(a)(ii), any holder of Notes that shall have not consented to any waiver with respect to such Event of Default may, at such holder's option, by notice in writing to the Company, declare the Notes then held by such holder to be, and such Notes shall thereupon become, immediately due and payable together with all interest accrued thereon, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall immediately pay to such holder the entire principal of and interest accrued on such Notes and, to the extent permitted by applicable law, the Make-Whole Amount at such time with respect to such principal amount of such Notes.

          (C) VALUABLE RIGHTS. The Company acknowledges, and the parties hereto agree, that the right of each holder to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) is a valuable right and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

          (D) OTHER REMEDIES. During the existence of an Event of Default and irrespective of whether the Notes then outstanding shall have been declared to be due and payable pursuant to Section 8.2(a)(ii) and irrespective of whether any holder of Notes then outstanding shall otherwise have pursued or be pursuing any other rights or remedies, any holder of Notes may proceed to protect and enforce its rights hereunder and under such Notes by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any agreement contained herein or in aid of the exercise of any power granted herein, provided that the maturity of such holder's Notes may be accelerated only in accordance with Section 8.2(a) and Section 8.2(b).

          (E) NONWAIVER AND EXPENSES. No course of dealing on the part of any holder of Notes nor any delay or failure on the part of any holder of Notes to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. If the Company shall fail to pay when due any principal of, or Make-Whole Amount or interest on, any Note, or shall fail to comply with any other provision hereof, or if there shall be a controversy or potential controversy between the Company and one or more holders of Notes as to any of the provisions of this Agreement or the Notes, the Company shall pay to each holder of Notes, to the extent permitted by applicable law, such further amounts as shall be sufficient to cover the costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by each such holder in collecting any sums due on such Notes or in otherwise assessing, analyzing or enforcing any rights or remedies that are or may be available to it.

     8.3   ANNULMENT OF ACCELERATION OF NOTES.

     If a declaration is made pursuant to Section 8.2(a)(ii), then and in every such case, the holders of at least sixty-six percent (66%) in aggregate principal amount of the Notes then outstanding (exclusive of Notes then owned by any one or more of the Company, any Subsidiary or any Affiliate) may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

          (a) no judgment or decree shall have been entered for the payment of any moneys due on or pursuant hereto or the Notes;

          (b) all arrears of interest upon all the Notes and all other sums payable hereunder and under the Notes (except any principal of, or interest or Make-Whole Amount on, the Notes that shall have become due and payable by reason of such declaration under Section 8.2(a)(ii)) shall have been duly paid; and

          (c) each and every other Default and Event of Default shall have been waived pursuant to Section 10.5 or otherwise made good or cured;

and provided further that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

9.   INTERPRETATION OF THIS AGREEMENT

     9.1  TERMS DEFINED.

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          ACCEPTABLE CONSIDERATION -- means, with respect to any Transfer of any Property of the Company or a Restricted Subsidiary, cash consideration, promissory notes or such




CREDIT ACCEPTANCE CORPORATION          41            NOTE PURCHASE AGREEMENT
     other consideration (or any combination of the foregoing) received by such Person in connection with such Transfer as is, in each case, determined by the Board of Directors, in its good faith opinion, to be in the best interests of the Company and to reflect the Fair Market Value of such Property. It is understood that the Company's or such Restricted Subsidiary's acceptance of any such consideration in connection with such Transfer will constitute an Investment and may, depending upon the form of such consideration, constitute a Restricted Investment made by the Company or such Restricted Subsidiary.

          AFFILIATE -- means, at any time, a Person (other than a Restricted Subsidiary):

               (a) that directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, the Company;

               (b) that beneficially owns or holds five percent (5%) or more of any class of the Voting Stock of the Company;

               (c) five percent (5%) or more of the Voting Stock (or in the case of a Person that is not a corporation, five percent (5%) or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary; or

               (d) that is an officer or director (or a member of the immediate family of an officer or director) of the Company or any Subsidiary;

     at such time.

     As used in this definition:

               Control -- means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          AGREEMENT, THIS -- means this agreement, as it may be amended and restated from time to time.

          BANK TERM DEBT -- means term Debt of the Company or any Restricted Subsidiary owed to banks and having an initial maturity of more than one
     (1) year and a fixed amortization schedule, but in any event excluding any Debt which by its terms is permitted to be readvanced or reborrowed, whether or not subject to mandatory reductions or stepdowns in the availability thereof.

          BANKS -- Section 3.8.

          BOARD OF DIRECTORS -- means the board of directors of the Company or any committee thereof that, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

          BUSINESS DAY -- means, at any time, a day other than a Saturday, a Sunday or a day on which the bank designated by the holder of a Note to receive (for such holder's



 CREDIT ACCEPTANCE CORPORATION         42              NOTE PURCHASE AGREEMENT
     account) payments on such Note is required by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

          CAC INTERNATIONAL -- means CAC International, Inc., a wholly-owned Subsidiary of the Company.

          CAC LIFE -- means Credit Acceptance Corporation Life Insurance Company, a Wholly-Owned Restricted Subsidiary of the Company.

          CAC UK -- means Credit Acceptance Corporation UK Limited, a wholly-owned Subsidiary of the Company incorporated under the laws of England for the purpose of acquiring substantially all of the assets of CAC International.

          CAPITAL ASSETS -- means all assets of a Person other than Intangible Assets, inventories, accounts receivable and Investments (as defined in clause (a) of the definition of such term) in and Securities of any other Person.

          CAPITAL LEASE -- means, at any time, a lease with respect to which the lessee is required by GAAP to recognize the acquisition of an asset and the incurrence of a liability at such time.

          CHANGE IN CONTROL -- means, at any time, either

               (a) the failure of Donald A. Foss, his wife and children, or trusts for his or their benefit, to beneficially own, in the aggregate, at least thirty-five percent (35%) (by number of votes) of the Voting Stock of the Company outstanding at such time (excluding for such purpose Persons who own shares through any employee benefit plan of the Company or any trust established in connection therewith), or

               (b) except for the individuals and trusts identified in the foregoing clause (a), the acquisition, holding or control (whether directly or indirectly) by

                    (i) any "person" (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing
               Date), or

                    (ii) related Persons constituting a "group" (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing Date),

          of beneficial ownership of more than twenty-five percent (25%) (by number of votes) of the Voting Stock of the Company outstanding at such time (excluding for such purpose Persons who own shares through any employee benefit plan of the Company or any trust established in connection therewith), or

               (c) all or substantially all of the assets of the Company are sold or otherwise transferred, in a single transaction or in a series of related transactions, to any "person" or "group of persons" (as such terms are used in section 13(d)(3) of the Exchange Act as in effect on the Closing Date).



CREDIT ACCEPTANCE CORPORATION          43               NOTE PURCHASE AGREEMENT

          CLOSING -- Section 1.2(b).

          CLOSING DATE -- Section 1.2(b).

          COMPANY -- introductory paragraph hereof.

          CONSOLIDATED CURRENT LIABILITIES -- means, at any time, the aggregate amount of current liabilities of the Company and the Restricted Subsidiaries, determined at such time after eliminating inter-company transactions among the Company and the Restricted Subsidiaries.

          CONSOLIDATED FIXED CHARGES -- means, for any period, the sum of

               (a) Consolidated Interest Expense for such period, plus

               (b) the amount payable in respect of such period with respect to Operating Rentals payable by the Company and the Restricted Subsidiaries, determined after eliminating intercompany transactions among the Company and the Restricted Subsidiaries.

          CONSOLIDATED INCOME AVAILABLE FOR FIXED CHARGES -- means, for any period, the sum of

               (a) Consolidated Net Income, plus

               (b) the aggregate amount of income taxes, depreciation, amortization and Consolidated Fixed Charges (to the extent, and only to the extent, that such aggregate amount was reflected in the computation of Consolidated Net Income for such period), in each case accrued for such period by the Company and the Restricted Subsidiaries, determined on a consolidated basis for such Persons.

          CONSOLIDATED INTEREST EXPENSE -- means, for any period, the amount of interest accrued or capitalized on, or with respect to, Consolidated Total Debt for such period, including, without limitation, amortization of debt discount, imputed interest on Capital Leases and interest on the Notes.

          CONSOLIDATED NET INCOME -- means, for any period, net earnings (or loss) after income taxes of the Company and the Restricted Subsidiaries, determined on a consolidated basis for such Persons, but excluding:

               (a) net earnings (or loss) of any Restricted Subsidiary accrued prior to the date it became a Restricted Subsidiary;

               (b) any gain or loss (net of tax effects applicable thereto) resulting from the sale, conversion or other disposition of Capital Assets other than in the ordinary course of business;



CREDIT ACCEPTANCE CORPORATION          44                NOTE PURCHASE AGREEMENT

          (c) any extraordinary or nonrecurring gains or losses;

          (d) any gain arising from any reappraisal or write-up of assets;

          (e) any portion of the net earnings of any Restricted Subsidiary that for any reason is unavailable for payment of dividends to the Company or a Restricted Subsidiary, provided that the net earnings of CAC Life that are unavailable (due to regulatory requirements applicable to CAC Life) for the payment of dividends to the Company may be included in the determination of Consolidated Net Income, to the extent that such unavailable net earnings do not exceed five percent (5%) of Consolidated Net Income (determined without giving effect to this proviso), and provided, further that so long as the net earnings of CAC Life shall be included in Consolidated Net Income pursuant to the preceding proviso, CAC Life shall not have outstanding any Debt, regardless of whether any other Restricted Subsidiary may be permitted to have Debt outstanding at such time by reason of a waiver of or an amendment to Section 6.1(d);

          (f) any gain or loss (net of tax effects applicable thereto) during such period resulting from the receipt of any proceeds of any insurance policy;

          (g) any earnings of any Person acquired by the Company or any Restricted Subsidiary through purchase, merger or consolidation or otherwise, or earnings of any Person substantially all of whose assets have been acquired by the Company or any Restricted Subsidiary, for any period prior to the date of acquisition;

          (h) net earnings of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary shall have an ownership interest unless such net earnings shall have actually been received by the Company or such Restricted Subsidiary in the form of cash distributions; and

          (i) any restoration during such period to income of any contingency reserve, except to the extent that provision for such reserve

               (i) was made during such period out of income accrued during such period,

               (ii) was made in connection with the Company's program of financing installment contract receivables

                    (A) to provide for warranty claims for which the Company may be responsible, or

                    (B) to cover credit losses in connection with advances to
               dealers, or

               (iii) is required by applicable law with respect to reserves for claims related to the operation of CAC Life,




CREDIT ACCEPTANCE CORPORATION          45               NOTE PURCHASE AGREEMENT
          provided that the aggregate restoration to income during any period from reserves described in clause (ii) and clause (iii) above shall not exceed ten percent (10%) of Consolidated Net Income for such period, prior to giving effect to such restoration.

          CONSOLIDATED NET TANGIBLE ASSETS -- means, at any time, the remainder of

               (a) Consolidated Total Assets at such time minus

               (b) the sum of

                   (i)  Consolidated Current Liabilities at such time, plus

                   (ii) Intangible Assets of the Company and the Restricted Subsidiaries as would be reflected on a consolidated balance sheet of such Persons at such time.

          CONSOLIDATED SENIOR FUNDED DEBT -- means, at any time, Funded Debt of the Company and the Restricted Subsidiaries, other than Subordinated Funded Debt, determined on a consolidated basis for such Persons at such time.

          CONSOLIDATED SUBORDINATED FUNDED DEBT -- means, at any time, the aggregate amount of Subordinated Funded Debt of the Company and the Restricted Subsidiaries, determined on a consolidated basis for such Persons at such time.

          CONSOLIDATED TANGIBLE NET WORTH -- means, at any time, the result of

               (a) the shareholders' equity of the Company and its Subsidiaries, minus

               (b) the retained earnings of the Unrestricted Subsidiaries, minus

               (c) all Intangible Assets of the Company and the Subsidiaries,

     in each case as would be reflected on a consolidated balance sheet of such Persons at such time.

          CONSOLIDATED TOTAL ASSETS -- means, at any time, all assets of the Company and the Restricted Subsidiaries, determined on a consolidated basis for such Persons at such time.

          CONSOLIDATED TOTAL DEBT -- means, at any time, the aggregate amount of Funded Debt and Current Debt of the Company and the Restricted Subsidiaries, determined on a consolidated basis for such Persons at such time.

          CONTROL EVENT -- means the execution of any written agreement that, when fully performed by the parties thereto, would result in a Change in Control.


CREDIT ACCEPTANCE CORPORATION         46                 NOTE PURCHASE AGREEMENT

          CONTROL PREPAYMENT DATE -- Section 4.3(a).

          CREDIT AGREEMENT -- means the Credit Agreement described in Part 2.2(b) of Annex 3, as may be amended, restated or otherwise modified from time to time.

          CURRENT DEBT -- means, with respect to any Person, at any time, all Debt of such Person other than Funded Debt.

          DEBT -- means, with respect to any Person, without duplication:

               (a) its liabilities for borrowed money (whether or not evidenced by a Security);

               (b) any liabilities secured by any Lien existing on Property owned by such Person (whether or not such liabilities have been assumed);

               (c) its liabilities in respect of Capital Leases;

               (d) the present value of all payments due under any arrangement for retention of title or any conditional sale agreement (other than a Capital Lease) discounted at the implicit rate, if known, with respect thereto or, if unknown, at eight and eighty-seven one-hundredths percent (8.87%) per annum; and

               (e) its Guaranties of any liabilities of another Person constituting liabilities of a type set forth above.

     Dealer holdbacks shall not be considered Debt of the Company.

          DEFAULT -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          DOL -- means the Department of Labor and any successor agency.

          DOLLARS or $ -- means United States of America dollars.

          ENVIRONMENTAL PROTECTION LAWS -- means any federal, state, county, regional or local law, statute or regulation (including, without limitation, CERCLA, RCRA and SARA) enacted in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing or transporting of Hazardous Substances, and any regulations issued or promulgated in connection with such statutes by any Governmental Authority, and any orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

     As used in this definition:



CREDIT ACCEPTANCE CORPORTATION         47               NOTE PURCHASE AGREEMENT

               CERCLA -- means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time (by SARA or otherwise), and all rules and regulations promulgated in connection therewith.

               RCRA -- means the Resource Conservation and Recovery Act of 1976, as amended from time to time, and all rules and regulations promulgated in connection therewith.

               SARA -- means the Superfund Amendments and Reauthorization Act of 1986, as amended from time to time, and all rules and regulations promulgated in connection therewith.

          ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          ERISA AFFILIATE -- means any corporation or trade or business that:

               (a) is a member of the same controlled group of corporations (within the meaning of section 414(b) of the IRC) as the Company; or

               (b) is under common control (within the meaning of section 414(c) of the IRC) with the Company.

          EVENT OF DEFAULT -- Section 8.1.

          EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended.

          EXCLUDED TRANSFERS -- Section 6.8(a).

          FAIR MARKET VALUE -- means, at any time, with respect to any Property, the sale value of such Property that would be realized in an arm's- length sale at such time between an informed and willing buyer and an informed and willing seller under no compulsion to buy or sell, respectively.

          FOREIGN PENSION PLAN --  means any plan, fund or other similar program

               (a) established or maintained outside of the United States of America by any one or more of the Company or the Subsidiaries primarily for the benefit of the employees (substantially all of whom are aliens not residing in the United States of America) of the Company or such Subsidiaries which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement, and

               (b) not otherwise subject to ERISA.

          401(K) PLAN -- Section 2.12(a).




CREDIT ACCEPTANCE CORPORTATION         48               NOTE PURCHASE AGREEMENT

          FUNDED DEBT -- means, at any time of determination, with respect to any borrower, all Debt of such borrower that is expressed to mature more than one (1) year from the date of the creation thereof or that is extendible or renewable at the option of such borrower to a time more than one (1) year after the date of the creation thereof (whether or not at such time of determination such Debt is payable within one (1) year).

          GAAP -- means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States.

          GOVERNMENTAL AUTHORITY -- means:

               (a) the government of

                    (i) the United States of America and any state or other political subdivision thereof, or

                    (ii) any other jurisdiction (y) in which the Company or any Subsidiary conducts all or any part of its business or (z) that asserts jurisdiction over the conduct of the affairs or Properties of the Company or any Subsidiary; and

               (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          GUARANTY -- means, with respect to any Person (for the purposes of this definition, the "Guarantor"), any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of the Guarantor guaranteeing or in effect guaranteeing (including, without limitation, by means of a surety bond, letter of credit or other similar instrument, whether or not designated as a "guaranty") any indebtedness, dividend or other obligation of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by the Guarantor:

               (a) to purchase such indebtedness or obligation or any Property constituting security therefor;

               (b) to advance or supply funds

                    (i) for the purpose of payment of such indebtedness or obligation, or

                    (ii) to maintain working capital or other balance sheet (or statement of financial condition) condition or any income statement




CREDIT ACCEPTANCE CORPORTATION         49                NOTE PURCHASE AGREEMENT
               condition of the Primary Obligor or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

               (c) to lease Property or to purchase Securities or other Property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the Primary Obligor to make payment of the indebtedness or obligation; or

               (d) otherwise to assure the owner of the indebtedness or obligation of the Primary Obligor against loss in respect thereof.

     For purposes of computing the amount of any Guaranty in connection with any computation of indebtedness or other liability, it shall be assumed that the indebtedness or other liabilities that are the subject of such Guaranty are direct obligations of the issuer of such Guaranty. Without limiting the generality of the foregoing, it is agreed and understood that each general partner of a partnership shall be deemed to be a Guarantor of all indebtedness and other obligations of such partnership and such partnership shall be deemed to be the Primary Obligor in respect of such indebtedness and other obligations. For purposes of the immediately preceding sentence, a Person shall be deemed to be a general partner of any so-called "joint venture" or other arrangement (whether or not constituting a partnership), and such joint venture or other arrangement shall be deemed to be a partnership, if, pursuant to applicable law, by contract or otherwise, such Person is liable, directly or indirectly, contingently or otherwise, either individually or jointly with one or more other Persons, for the indebtedness or other obligations of such joint venture or other arrangement.

          HAZARDOUS SUBSTANCES -- means any and all pollutants, contaminants, toxic or hazardous wastes and any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be, in each of the foregoing cases, restricted, prohibited or penalized by any applicable law.

          INSTITUTIONAL INVESTOR -- means the Purchasers, any affiliate of any of the Purchasers and any holder or beneficial owner of Notes that is an "accredited investor" as defined in section 2(15) of the Securities Act or a "qualified institutional buyer" as defined in 17 C.F.R Section 230.144A, as amended from time to time.

          INTANGIBLE ASSETS -- means any assets of a Person that would be classified as "intangible assets" under GAAP, including, without limitation, goodwill, trademarks, trade names, patents, copyrights, franchises and other intangible assets of such Person.

          INVESTMENT -- means any investment, made in cash or by delivery of Property, by the Company or any Restricted Subsidiary:

               (a) in any Person, whether by acquisition of stock, indebtedness or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise; or




 CREDIT ACCEPTANCE CORPORATION         50              NOTE PURCHASE AGREEMENT

               (b) in any Property.

     Investments shall be valued at cost less any net return of capital through the sale or liquidation thereof or other return of capital thereon. Any designation of a Subsidiary as an Unrestricted Subsidiary pursuant to
     Section 6.17 shall be deemed to be an Investment, in an amount equal to the net worth of such Subsidiary, at the time of such designation and any Investments of a Person existing at the time it shall become a Restricted Subsidiary shall be deemed to have been made immediately after such time.

          IRC -- means the Internal Revenue Code of 1986, together with all rules and regulations promulgated pursuant thereto, as amended from time to time.

          IRS -- means the Internal Revenue Service and any successor agency.

          LETTER OF CREDIT FACILITY -- means a letter of credit issued by a commercial bank for the account of the Company or a Restricted Subsidiary, solely in support of the Company's or such Restricted Subsidiary's obligations in respect of commercial paper issued by the Company or such Restricted Subsidiary.

          LIEN -- means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, sale with recourse or a trust receipt, or a lease, consignment or bailment for security purposes. The term "Lien" includes, without limitation, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting real Property and includes, without limitation, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements. For the purposes hereof, the Company and each Subsidiary shall be deemed to be the owner of any Property that it shall have acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention or vesting is deemed a Lien. The term "Lien" does not include negative pledge clauses in agreements relating to the borrowing of money or the obligation of the Company (a) to remit monies held by it in connection with dealer holdbacks, claims or refunds under insurance policies, or claims or refunds under service contracts or (b) to make deposits in trust or otherwise as required under reinsurance agreements or pursuant to state regulatory requirements, unless the Company has encumbered its interest in such monies or deposits or in other Property of the Company to secure such obligations.

          MAKE-WHOLE AMOUNT -- means, with respect to any date (a "Prepayment Date") and any principal amount ("Prepaid Principal") of Notes required for any reason to be paid prior to the regularly scheduled maturity thereof on such Prepayment Date, the greater of

               (a) Zero Dollars ($0), and



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               (b) (i) the sum of the present values of the then remaining scheduled payments of principal and interest that would be payable in respect of such Prepaid Principal but for such prepayment or acceleration, minus

                    (ii) the sum of

                         (A) the amount of such Prepaid Principal, plus

                         (B) the amount of interest accrued on such Prepaid
                    Principal since the scheduled interest payment date immediately preceding such Prepayment Date.

     In determining such present values, a discount rate equal to the Make-Whole Discount Rate with respect to such Prepayment Date and Prepaid Principal divided by two (2), and a discount period of six (6) months of thirty (30) days each, shall be used.

     As used in this definition:

               Make-Whole Discount Rate -- means, with respect to any Prepayment Date and Prepaid Principal, the sum of

                    (a) the per annum percentage rate (rounded to the nearest three (3) decimal places) equal to the bond equivalent yield to maturity derived from the Bloomberg Rate with respect to such Prepaid Principal, or if such Bloomberg Rate is not then available, the Applicable H.15 Rate, in either case, determined as of the date that is two (2) Business Days prior to such Payment Date, plus

                    (b)  fifty one-hundredths percent (0.50%) per annum.

          For purposes of clause (a) of the preceding sentence, if no United States Treasury obligation with a Treasury Constant Maturity corresponding exactly to the Weighted Average Life to Maturity of such Prepaid Principal is listed, the yields for the two (2) published United States Treasury obligations with Treasury Constant Maturities most closely corresponding to such Weighted Average Life to Maturity (one (1) with a longer maturity and one (1) with a shorter maturity, if available) shall be calculated pursuant to the immediately preceding sentence and the Make-Whole Discount Rate shall be interpolated or extrapolated from such yields on a straight-line basis.

               Applicable H.15 -- means, at any time, United States Federal Reserve Statistical Release H.15(519) or its successor publication then most recently published and available to the public or, if no such successor publication is available, then any other source of current information in respect of interest rates on securities of the United States of America that is generally available and, in the judgment of the Required Holders, provides information reasonably comparable to the H.15(519) report.



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


          Applicable H.15 Rate -- means, at any time with respect to any Prepaid Principal, the then most current annual yield to maturity of the hypothetical United States Treasury obligation listed in the Applicable
     H.15 for the then most recently available day in such Applicable H.15 with a Treasury Constant Maturity (as defined in such Applicable H.15) equal to the Weighted Average Life to Maturity of such Prepaid Principal determined as of such Prepayment Date. If no such United States Treasury obligation with a Treasury Constant Maturity corresponding exactly to such Weighted Average Life to Maturity is listed, then the yields for the two (2) published United States Treasury obligations with Treasury Constant Maturities most closely corresponding to such Weighted Average Life to Maturity (one (1) with a longer maturity and one (1) with a shorter maturity, if available) shall be calculated pursuant to the immediately preceding sentence and the Make-Whole Discount Rate shall be interpolated or extrapolated from such yields on a straight-line basis.

          Bloomberg Rate -- means, on any date, with respect to any Prepaid Principal, the yields reported, as of 10:00 A.M. (New York City time) on such date with respect to such Prepaid Principal, on the display designated as "UST" on the Bloomberg Financial Market Service (or such other display as may replace Page UST on the Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Weighted Average Life to Maturity of such Prepaid Principal as of such date. If no such U.S. Treasury security with a maturity corresponding exactly to the Weighted Average Life to Maturity of such Prepaid Principal is reported, then the yields for the two (2) U.S. Treasury securities with maturities most closely corresponding to the Weighted Average Life to Maturity of such Prepaid Principal (one (1) with a longer maturity and one
     (1) with a shorter maturity, if available) shall be calculated pursuant to the immediately preceding sentence and the Make-Whole Discount Rate shall be interpolated or extrapolated from such yields on a straight-line basis.

          Weighted Average Life to Maturity -- means, with respect to any Prepayment Date and Prepaid Principal, the number of years obtained by dividing the Remaining Dollar-Years of such Prepaid Principal determined on such Prepayment Date by such Prepaid Principal.

          Remaining Dollar-Years -- means, with respect to any Prepayment Date and Prepaid Principal, the result obtained by

               (a) multiplying, in the case of each required payment of principal (including payment at maturity) that would be payable in respect of such Prepaid Principal but for such prepayment,

                    (i) an amount equal to such required payment of principal, by

                    (ii) the number of years (calculated to the nearest
               one-twelfth (1/12)) that will elapse between such Prepayment Date and



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                    the date such required principal payment would be due if
                    such Prepaid Principal had not been so prepaid, and

                    (b) calculating the sum of each of the products obtained in the preceding subsection (a).

          MANDATORY PRINCIPAL AMORTIZATION PAYMENT -- Section 4.1.

          MARGIN SECURITY -- means "margin stock" within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, as amended from time to time.

          MATERIAL ADVERSE EFFECT -- means a material adverse effect on the business, profits, Properties or financial condition of the Company and the Restricted Subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations set forth herein and in the Notes.

          MULTIEMPLOYER PLAN -- means any "multiemployer plan" (as defined in section 3 of ERISA) in respect of which the Company or any ERISA Affiliate is an "employer" (as defined in section 3 of ERISA).

          MULTIPLE EMPLOYER PENSION PLAN -- means any "employee benefit plan" within the meaning of section 3(3) of ERISA (other than a Multiemployer
     Plan), subject to Title IV of ERISA, constituting a "single-employer plan" (as defined in section 4001 of ERISA) which has two (2) or more "contributing sponsors" (as defined in section 4001 of ERISA), at least two
     (2) of which are not under "common control" (as defined in section 4001 of ERISA) and to which the Company or any ERISA Affiliate contribute.

          NET DEALER HOLDBACKS -- means, at any time, (a) dealer holdbacks minus
     (b) Advances, as such amounts would appear in the footnotes to the financial statements of the Company and the Restricted Subsidiaries prepared in accordance with GAAP at such time.

     As used in this definition:

               Advances -- means, at any time, the dollar amount of advances, as such amount would appear in the footnotes to the financial statements of the Company and the Restricted Subsidiaries prepared in accordance with GAAP at such time, provided that Advances shall not include Charged- Off Advances to the extent that such Charged-Off Advances exceed the portion of the Company's allowance for credit losses related to reserves against advances not expected to be recovered, as such allowance would appear in the footnotes to the financial statements of the Company and the Restricted Subsidiaries prepared in accordance with GAAP at such time.

               Charged-Off Advances -- means, with respect to an Established Dealer, at any time, the dollar amount of the advance balance related to the pool of




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


          installment contract receivables of such Established Dealer which exceeds the Trailing Twelve Months Payments for such pool multiplied by three (3).

               Established Dealer -- means, at any time, a dealer that has participated in the Company's program of financing and collecting installment contract receivables for the immediately preceding period of twelve (12) consecutive complete calendar months and has an advance balance in excess of Ten Thousand Dollars ($10,000) at such time.

               Trailing Twelve Months Payments -- means, at any time, the gross amount of payments on installment contract receivables received by the Company for the account of an Established Dealer during the immediately preceding period of twelve (12) consecutive complete calendar months.

          NET INSTALLMENT CONTRACT RECEIVABLES -- means, at any time, installment contract receivables, net, as such amount would appear on a consolidated balance sheet of the Company and the Restricted Subsidiaries prepared in accordance with GAAP at such time and computed as the result of
     (a) gross installment contract receivables minus (b) unearned finance charges minus (c) allowance for credit losses.

          NON-RECOURSE DEBT -- means Debt of a partnership, joint venture or similar entity in which the Company or a Restricted Subsidiary is a participant, so long as the holder or holders of such Debt shall have no rights or recourse against any Property of the Company or any Restricted Subsidiary, other than Property used solely in connection with such partnership, joint venture or similar entity.

          NOTE PURCHASE AGREEMENTS -- Section 1.2(c).

          NOTES -- Section 1.1.

          OPERATING LEASE -- means, with respect to any Person, any lease other than a Capital Lease.

          OPERATING RENTALS -- means all fixed payments that the lessee is required to make by the terms of any Operating Lease.

          OSHA -- means the Occupational Safety and Health Act of 1970, together with all rules, regulations and standards promulgated pursuant thereto, all as amended from time to time.

          OTHER PURCHASERS -- Section 1.2(c).

          PBGC -- means the Pension Benefit Guaranty Corporation and any successor corporation or governmental agency.

          PENSION PLAN -- means, at any time, any "employee pension benefit plan" (as defined in section 3 of ERISA) maintained at such time by the Company or any ERISA



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


     Affiliate for employees of the Company or such ERISA Affiliate, excluding any Multiemployer Plan, but including any Multiple Employer Pension Plan.

          PERSON -- means an individual, sole proprietorship, partnership, corporation, limited liability company, trust, joint venture, unincorporated organization, or a government or agency or political subdivision thereof.

          PLACEMENT AGENT -- means William Blair & Company, L.L.C.

          PLACEMENT MEMORANDUM -- Section 2.1.

          PROPERTY -- means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

          PURCHASE MONEY LIEN -- means a Lien held by any Person (whether or not the seller of such Property) on tangible Property (or a group of related items of Property the substantial portion of which is tangible) acquired or constructed by the Company or any Restricted Subsidiary, which Lien secures all or a portion of the related purchase price or construction costs of such Property, provided that such Lien

               (a) is created contemporaneously with, or within thirty (30) days of, such acquisition or construction,

               (b) encumbers only Property purchased or constructed after the Closing Date and acquired with the proceeds of the Debt secured thereby, and

               (c) is not thereafter extended to any other Property.

          PURCHASERS -- means you and the Other Purchasers.

          REQUIRED HOLDERS -- means, at any time, the holders of at least sixty-six and two-thirds percent (66- 2/3%) in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any one or more of the Company, any Restricted Subsidiary and any Affiliate).

          RESTRICTED INVESTMENT -- means, at any time, all Investments except the following:

               (a) Investments in Property to be used in the ordinary course of business of the Company and the Restricted Subsidiaries;

               (b) subject to clause (k) of this definition, Investments in receivables and advances arising from the sale of goods and services in the ordinary course of business of the Company and the Restricted Subsidiaries;

               (c) Investments by the Company in the ordinary course of its business in one or more Restricted Subsidiaries or any corporation that concurrently with such Investment becomes a Restricted Subsidiary, provided that the aggregate



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


     amount of all Investments made pursuant to this paragraph (c) and paragraph
     (d) of this definition (excluding Guaranties by the Company of Debt of Restricted Subsidiaries) does not at any time exceed twenty-five percent (25%) of Consolidated Tangible Net Worth (it being understood that loans and advances to any Restricted Subsidiary by any Person other than the Company or any other Restricted Subsidiary, regardless of whether such loans and advances are guaranteed by the Company or any other Restricted Subsidiary, shall not be taken into account in determining the aggregate amount of Investments made pursuant to this paragraph (c) and paragraph (d) of this definition);

          (d) Investments consisting of loans by the Company or any Restricted Subsidiary, and advances from the Company or any Restricted Subsidiary, in each case to the Company or any Restricted Subsidiary in the ordinary course of business of the Company and the Restricted Subsidiaries, provided that the aggregate amount of all Investments made pursuant to paragraph (c) of this definition and this paragraph (d) (excluding Guarantees by the Company of Debt of Restricted Subsidiaries) does not at any time exceed twenty-five percent (25%) of Consolidated Tangible Net Worth (it being understood that loans and advances to any Restricted Subsidiary by any Person other than the Company or any other Restricted Subsidiary, regardless of whether such loans and advances are guaranteed by the Company or any other Restricted Subsidiary, shall not be taken into account in determining the aggregate amount of Investments made pursuant to this paragraph (d) and paragraph (c) of this definition);

          (e) Investments in direct obligations of, or obligations guarantied by, the United States of America or any agency of the United States of America the obligations of which agency carry the full faith and credit of the United States of America, provided that such obligations (other than Investments by CAC Life in such obligations made to match liabilities incurred in the ordinary course of business) mature within one (1) year from the date of acquisition thereof;

          (f) Investments in any obligation of any state or municipality thereof that at the time of acquisition thereof have an assigned rating of "A" or higher by Standard & Poor's Ratings Group (or an equivalent or higher rating by another credit rating agency of recognized national standing in the United States of America), provided that such obligations (other than Investments by CAC Life in such obligations made to match liabilities incurred in the ordinary course of business) mature within one (1) year from the date of acquisition thereof;

          (g) Investments in negotiable certificates of deposit issued by commercial banks organized under the laws of the United States of America or any state thereof, having capital, surplus and undivided profits aggregating at least Fifty Million Dollars ($50,000,000) and the long-term unsecured debt obligations of which are rated "A" or higher by Standard & Poor's Ratings Group (or an equivalent or higher rating by another credit rating agency of recognized national standing in the United States of America), provided that such certificates of deposit (other than Investments by CAC Life in such certificates of deposit




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
          made to match liabilities incurred in the ordinary course of business) mature within one (1) year from the date of acquisition thereof;

               (h) Investments in corporate debt obligations of corporations organized under the laws of the United States of America or any state thereof that at the time of acquisition thereof have an assigned rating of "A" or higher by Standard & Poor's Ratings Group (or an equivalent or higher rating by another credit rating agency of recognized national standing in the United States of America);

               (i) Investments in preferred stock of corporations organized under the laws of the United States of America or any state thereof that have an assigned rating of "A" or higher by Standard & Poor's Ratings Group (or an equivalent or higher rating by another credit rating agency of recognized national standing in the United States of America);

               (j) Investments in loans or advances, in the ordinary course of business and necessary to carrying on the business of the Company or any Restricted Subsidiary, to officers, directors and employees of the Company and the Restricted Subsidiaries, provided that the aggregate amount of all such Investments does not at any time exceed One Million Dollars ($1,000,000);

               (k) Investments in receivables arising from floor plan receivables and note receivables due from dealers in the ordinary course of business of the Company and the Restricted Subsidiaries, provided that the aggregate amount of all such Investments does not at any time exceed ten percent (10%) of Consolidated Total Assets; and

               (l) Investments not otherwise included in clause (a) through clause (k) of this definition, provided that the aggregate amount of all such Investments does not at any time exceed One Million Dollars ($1,000,000).

         RESTRICTED SUBSIDIARY -- means any Subsidiary (a) in respect of which the Company owns, directly or indirectly, (i) at least eighty percent (80%) (by number of votes) of each class of such Subsidiary's Voting Stock, or (ii) in the case of CAC Insurance Agency of Ohio, Inc., at least 99% of the shares of capital stock issued and outstanding of all classes in the aggregate, (b) that is organized under the laws of the United States of America or any jurisdiction thereof, the United Kingdom or any jurisdiction thereof (including, without limitation, England, Scotland and Wales), Canada or any jurisdiction thereof or the Republic of Ireland or any jurisdiction thereof, and that conducts all of its business in, and has all of its Property located in, the United States of America, the United Kingdom, Canada and/or the Republic of Ireland and (c) that is not an Unrestricted Subsidiary. Any Restricted Subsidiary in compliance with the requirements set forth in the first sentence of this definition and designated as a Restricted Subsidiary on the Closing Date shall be deemed to have been a Restricted Subsidiary for all periods prior to the Closing Date. Notwithstanding any provision in Section 6.17 to the contrary, CAC International and CAC UK shall be deemed Restricted Subsidiaries as of October 1, 1995 and CAC of Canada, Limited and any Subsidiary


CREDIT ACCEPTANCE CORPORATION            58            NOTE PURCHASE AGREEMENT
formed by the Company to provide property and casualty insurance shall each be deemed a Restricted Subsidiary as of the date of its formation.

     RESTRICTED SUBSIDIARY STOCK -- Section 6.8(b).

     SALE AND LEASEBACK TRANSACTION -- means any transaction or series of related transactions in which the Company or a Restricted Subsidiary sells or transfers any of its Property to any Person (other than to the Company or to a Restricted Subsidiary) and concurrently with such sale or transfer, or thereafter, rents or leases such transferred Property or substantially similar Property from any Person.

     SECURITIES ACT -- means the Securities Act of 1933, as amended.

     SECURITY -- means "security" as defined in section 2(1) of the Securities Act.

     SENIOR FINANCIAL OFFICER -- means the chief financial officer, the principal accounting officer, the controller or the treasurer of the Company.

     SENIOR OFFICER -- means the chief executive officer, the president or the chief financial officer of the Company.

     STANDARD & POOR'S RATINGS GROUP -- means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

     SUBORDINATED DEBT -- means, at any time, unsecured Debt of the Company that is junior and subordinate in right of payment to the Notes on terms and conditions satisfactory to the Required Holders, as evidenced by their written consent.

     SUBORDINATED FUNDED DEBT -- means, at any time, Funded Debt of the Company or any Restricted Subsidiary that is:

          (a) junior and subordinate in right of payment to the Notes on terms and conditions satisfactory to the Required Holders, as evidenced by their written consent thereto,

          (b) not subject to any sinking fund or required prepayment provisions that would result in its having at any time an average life to maturity, computed in accordance with accepted financial practice, shorter than the Weighted Average Life to Maturity (as defined in the definition of "Make-Whole Amount") of the Notes at such time or a final maturity earlier than the stated final maturity of the Notes, and

          (c) not secured by a Lien on the Property of the Company or any Restricted Subsidiary (whether or not such Funded Debt is recourse to the Company or any Restricted Subsidiary).





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        SUBSIDIARY -- means, at any time, a corporation of which the Company owns, directly or indirectly, more than fifty percent (50%) (by number of votes) of each class of the Voting Stock at such time.

        SURVIVING CORPORATION -- Section 6.7.

        TOTAL RESTRICTED SUBSIDIARY DEBT -- means, at any time, the aggregate amount of Debt of all Restricted Subsidiaries determined at such time after eliminating intercompany transactions among the Company and the Restricted Subsidiaries.

        TRANSFERS -- Section 6.8(a).

        UNRESTRICTED SUBSIDIARY -- means any Subsidiary that, as of the date of this Agreement, is designated in Part 6.17(a) of Annex 3 as an Unrestricted Subsidiary or, after the date of this Agreement, has been designated as an Unrestricted Subsidiary as provided in Section 6.17.

        VOTING STOCK -- means capital stock of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect corporate directors (or Persons performing similar functions).

        WHOLLY-OWNED RESTRICTED SUBSIDIARY -- means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the equity Securities (except directors' qualifying shares) and voting Securities of which are owned by, and all of the Debt of which is held by, any one or more of the Company and the other Wholly-Owned Restricted Subsidiaries at such time.


     9.2  GAAP.

     Where the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation is required to be made for any purpose hereunder, it shall, unless otherwise specified, be done in accordance with GAAP, provided, that if any term defined herein includes or excludes amounts, items or concepts that would not be included in or excluded from such term if such term were defined with reference solely to GAAP, such term will be deemed to include or exclude such amounts, items or concepts as set forth herein.

     9.3  DIRECTLY OR INDIRECTLY.

     Where any provision herein refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.





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9.4  SECTION HEADINGS AND TABLE OF CONTENTS AND CONSTRUCTION.

     (A) SECTION HEADINGS AND TABLE OF CONTENTS, ETC. The titles of the Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless otherwise specified, references to Sections are to Sections of this Agreement, references to Annexes are to Annexes to this Agreement and references to Exhibits are to Exhibits to this Agreement.

     (B) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

9.5  GOVERNING LAW.

     THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL CONNECTICUT LAW.

10.  MISCELLANEOUS

     10.1  COMMUNICATIONS.

     (A) METHOD; ADDRESS. All communications hereunder or under the Notes shall be (x) in writing, (y) hand delivered or deposited into the United States mail (registered or certified mail), postage prepaid and (z) sent by overnight courier or by facsimile transmission, and shall be addressed,

     (i)  if to the Company,

                 Credit Acceptance Corporation
                 25505 West Twelve Mile Road Suite
                 3000 Southfield, Michigan  48034-8339
                 Attention: Brett A. Roberts
                            Chief Financial Officer
                 Facsimile: (810) 827-8513

     or at such other address as the Company shall have furnished in writing to all holders of the Notes at the time outstanding, and





CREDIT ACCEPTANCE CORPORATION         61                NOTE PURCHASE AGREEMENT

          (ii)  if to any of the holders of the Notes,

               (A) if such holders are the Purchasers, at their respective addresses set forth on Annex 1, and further including any parties referred to on Annex 1 that are required to receive notices in addition to such holders of the Notes, and

               (B) if such holders are not the Purchasers, at their respective addresses set forth in the register for the registration and transfer of Notes maintained pursuant to Section 6.13,

     or to any such party at such other address as such party may designate by notice duly given in accordance with this Section 10.1 to the Company (which other address shall be entered in such register).

     (b) WHEN GIVEN. Any communication so addressed and deposited in the United States mail, postage prepaid, by registered or certified mail (in each case, with return receipt requested) shall be deemed to be received on the third (3rd) succeeding Business Day after the day of such deposit (not including the date of such deposit). Any communication so addressed and otherwise delivered shall be deemed to be received when actually received at the address of the addressee.

     (c) CERTIFICATES, ETC. Whenever under this Agreement any certificate or other writing is given by any director, officer or employee of the Company or any Subsidiary, such certificate or other writing shall be delivered by such director, officer or employee on behalf of the Company or such Subsidiary in his or her capacity as such director, officer or employee, and not in his or her individual capacity.

10.2  REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including, without limitation,

     (a) consents, waivers and modifications that may hereafter be executed,

     (b) documents received by you at the closing of your purchase of the Notes (except the Notes themselves), and

     (c) financial statements, certificates and other information previously or hereafter furnished to you or any other holder of Notes,

may be reproduced by any holder of Notes by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and each holder of Notes may destroy any original document so reproduced. The Company agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder of Notes in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible





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
in evidence. Nothing in this Section 10.2 shall prohibit the Company or any holder of Notes from contesting the validity or the accuracy of any such reproduction.

10.3  SURVIVAL.

     (a) All warranties, representations, certifications and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company hereunder.

     (b) All warranties and representations made by you herein shall be considered to have been relied upon by the Company and shall survive the execution and delivery of this Agreement regardless of any investigation made by the Company or on its behalf.

10.4  SUCCESSORS AND ASSIGNS.

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Subject to the last sentence of Section 5.1, the provisions hereof are intended to be for the benefit of all holders, from time to time, of Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights hereunder shall have been made by you or your successor or assign.

10.5  AMENDMENT AND WAIVER.

     (A) REQUIREMENTS. This Agreement may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company and the Required Holders; provided that no such amendment or waiver of any of the provisions of Section 1 through Section 4, inclusive, or any defined term used therein, shall be effective as to any holder of Notes unless consented to by such holder in writing; and provided further that no such amendment or waiver shall, without the written consent of the holders of all Notes (exclusive of Notes held by the Company, any Subsidiary or any Affiliate) at the time outstanding,

          (i) subject to Section 8, change the amount or time of any prepayment or payment of principal or Make-Whole Amount or the rate or time of payment of interest,

          (ii)   amend Section 8,

          (iii)  amend the definition of Required Holders, or

          (iv)   amend this Section 10.5.





CREDIT ACCEPTANCE CORPORATION        63                 NOTE PURCHASE AGREEMENT

         (b) SOLICITATION OF NOTEHOLDERS.

                 (I) SOLICITATION. The Company shall not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions hereof or the Notes unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be provided by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Section 10.5 shall be delivered by the Company to each holder of outstanding Notes immediately following the date on which the same shall have been executed and delivered by all holders of outstanding Notes required to consent or agree to such waiver or consent.

                (II) PAYMENT. The Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to the holders of all Notes then outstanding.

                (III) SCOPE OF CONSENT.  Any consent made pursuant to this
         Section 10.5 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force and effect, retroactive to the date such amendment or waiver initially took or takes effect, except solely as to such holder.

         (C) BINDING EFFECT. Except as provided in Section 10.5(b)(iii), any amendment or waiver consented to as provided in this Section 10.5 shall apply equally to all holders of Notes and shall be binding upon them and upon each future holder of any Note and upon the Company whether or not such Note shall have been marked to indicate such amendment or waiver.
    No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.

         (D) EXPENSES. The Company shall pay when billed your reasonable expenses relating to the consideration, negotiation, preparation or execution of any amendments, waivers or consents pursuant to the provisions hereof (including, without limitation, the allocated cost of your counsel who are your employees or your affiliates' employees), whether or not any such amendments, waivers or consents are executed, including, without limitation, any amendments, waivers or consents resulting from any work-out, restructuring or similar proceedings relating to the performance by the Company of its obligations under this Agreement or the Notes.



CREDIT ACCEPTANCE CORPORATION           64              NOTE PURCHASE AGREEMENT

        10.6  PAYMENTS ON NOTES.

              (A) MANNER OF PAYMENT. The Company shall pay all amounts payable with respect to each Note (without any presentment of such Notes and without any notation of such payment being made thereon) by crediting, by federal funds bank wire transfer, the account of the holder thereof in any bank in the United States of America as may be designated in writing by such holder, or in such other manner as may be reasonably directed or to such other address in the United States of America as may be reasonably designated in writing by such holder. Annex 1 shall be deemed to constitute notice, direction or designation (as appropriate) to the Company with respect to payments as aforesaid. In the absence of such written direction, all amounts payable with respect to each Note shall be paid by check mailed and addressed to the registered holder of such Note at the address shown in the register maintained by the Company pursuant to Section 5.1.

              (B) PAYMENTS DUE ON HOLIDAYS. If any payment due on, or with respect to, any Note shall fall due on a day other than a Business Day, then such payment shall be made on the first (1st) Business Day immediately preceding the day on which such payment shall have so fallen due.

              (C) PAYMENTS, WHEN RECEIVED. Any payment to be made to the holders of Notes hereunder or under the Notes shall be deemed to have been made on the Business Day such payment actually becomes available to such holder at such holder's bank prior to 11:00 a.m. (local time of such bank).

        10.7  ENTIRE AGREEMENT; SEVERABILITY.

     This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms. In case any one or more of the provisions contained in this Agreement or in any Note, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

        10.8  DUPLICATE ORIGINALS, EXECUTION IN COUNTERPART.

     Two (2) or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

     [REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE.]



CREDIT ACCEPTANCE CORPORATION          65               NOTE PURCHASE AGREEMENT

     If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                            Very truly yours,

                                            CREDIT ACCEPTANCE CORPORATION



                                            By /s/ Richard E. Beckman
                                            ----------------------------------
                                            Name:  Richard E. Beckman
                                            Title:  President and
                                                    Chief Operating Officer


Accepted:


[Separately Executed by each
of the Following Purchasers]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



By /s/ Mark A. Ahmed
  --------------------------------------------
     Name:  Mark A. Ahmed
     Title:  Managing Director


UNICARE LIFE & HEALTH INSURANCE COMPANY
By: Massachusetts Mutual Life Insurance Company
    Its Investment Advisor


By /s/ Mark A. Ahmed
  --------------------------------------------
     Name:  Mark A. Ahmed
     Title:  Managing Director


CM LIFE INSURANCE COMPANY



By /s/ MaryAnn McCarthy
  ------------------------------------------
     Name:  MaryAnn McCarthy
     Title:  Managing Director


CREDIT ACCEPTANCE CORPORATION             66            NOTE PURCHASE AGREEMENT

NATIONWIDE LIFE INSURANCE COMPANY



By /s/ Michael D. Groseclose
   -------------------------
     Name:  Michael D. Groseclose
     Title:  Associate Vice President
              Corporate Fixed-Income Securities


PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY



By /s/ Keith D. Robbins
   --------------------
     Name:  Keith D. Robbins
     Title:  Vice President


ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR
CENTRAL STATES HEALTH & LIFE COMPANY OF OMAHA



By /s/ Kathy R. Lange
   -----------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager


ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR THE CHARLES SCHWAB TRUST COMPANY
FBO GUARANTY INCOME LIFE INSURANCE COMPANY


By /s/ Kathy R. Lange
   -----------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager





CREDIT ACCEPTANCE CORPORATION             67            NOTE PURCHASE AGREEMENT

ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR
AMERICAN COMMUNITY MUTUAL INSURANCE



By /s/ Kathy R. Lange
   -------------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager


ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR
CENTRAL RE CORP. & PHOENIX



By /s/ Kathy R. Lange
   ------------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager


ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR
LONE STAR LIFE INSURANCE COMPANY



By /s/ Kathy R. Lange
   -------------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager


ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR
OZARK NATIONAL LIFE INSURANCE COMPANY



By /s/ Kathy R. Lange
    ------------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager





CREDIT ACCEPTANCE CORPORATION           68               NOTE PURCHASE AGREEMENT

ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR
CSA FRATERNAL LIFE



By /s/ Kathy R. Lange
   -------------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager


ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR
KANAWHA INSURANCE COMPANY



By /s/ Kathy R. Lange
   -------------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager


ASSET ALLOCATION & MANAGEMENT COMPANY
AS AGENT FOR
OLD GUARD MUTUAL INSURANCE COMPANY



By /s/ Kathy R. Lange
   -------------------
     Name:  Kathy R. Lange
     Title:  Senior Portfolio Manager


SECURITY BENEFIT LIFE INSURANCE COMPANY



By /s/ Steven M. Bowser
   --------------------
     Name:  Steven M. Bowser
     Title:  Assistant Vice President





CREDIT ACCEPTANCE CORPORATION              69           NOTE PURCHASE AGREEMENT

AID ASSOCIATION FOR LUTHERANS



By /s/ Alan D. Onstad
   ------------------
     Name:  Alan D. Onstad
     Title: Assistant Vice President-Securities


GLOBE INDEMNITY COMPANY



By /s/ Leonard D. Davenport
  --------------------
     Name:  Leonard D. Davenport, CFA
     Title: Vice President
            Manager, Fixed Income Securities Operations
            Royal Investment Management Company


ROYAL INDEMNITY COMPANY



By /s/ Leonard D. Davenport
   ------------------------
     Name:  Leonard D. Davenport, CFA
     Title: Vice President
            Manager, Fixed Income Securities Operations
            Royal Investment Management Company


SAFEGUARD INSURANCE COMPANY



By /s/ Leonard D. Davenport
   ------------------------
     Name:  Leonard D. Davenport, CFA
     Title: Vice President
            Manager, Fixed Income Securities Operations
            Royal Investment Management Company




CREDIT ACCEPTANCE CORPORATION          70               NOTE PURCHASE AGREEMENT

AMERICAN & FOREIGN INS. CO.



By /s/ Leonard D. Davenport
   ------------------------
     Name:  Leonard D. Davenport, CFA
     Title: Vice President
            Manager, Fixed Income Securities Operations
            Royal Investment Management Company


NEWARK INSURANCE COMPANY



By /s/ Leonard D. Davenport
   ------------------------
     Name:  Leonard D. Davenport, CFA
     Title: Vice President
            Manager, Fixed Income Securities Operations
            Royal Investment Management Company


COMBINED INSURANCE COMPANY OF AMERICA
By:  Aon Advisors, Inc.


By /s/ Keith Lemmer
   -------------------
     Name:  Keith Lemmer
     Title: Senior Portfolio Manager


PAN-AMERICAN LIFE INSURANCE COMPANY



By /s/ F. Anderson Stone
   ---------------------
     Name:  F. Anderson Stone
     Title: Vice President
            Corporate Securities





CREDIT ACCEPTANCE CORPORATION            71             NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                          INFORMATION AS TO PURCHASERS


  PURCHASER NAME                       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
  Name in which to register Note       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
  Note registration number;            R-1; $8,500,000
  Principal amount

  Payment on account of Note

    Method                             Federal Funds Wire Transfer

    Account information                Citibank, N.A.
                                       111 Wall Street
                                       New York, NY 10043
                                       ABA # 021000089
                                       For MassMutual Long Term Pool
                                       Account No. 4067-3488
  Accompanying information             Name of Company:  Credit Acceptance Corporation
                                       Description of
                                       Security:   7.99% Senior Notes Due July 1, 2001

                                       PPN:    225310 A@ 0

                                       Due date and application (as among principal,
                                       Make-Whole Amount and interest) of the
                                       payment being made:

                                       Contact name and telephone no.:

  Address for notices related to       Massachusetts Mutual Life Insurance Company
  payments                             1295 State Street
                                       Springfield, MA 01111
                                       Attention: Securities Custody and
                                         Collection Department
                                         F 381

                                       With telephone advice of payment to the Securities
                                       Custody and Collection Department of Massachusetts
                                       Mutual Life Insurance Company at (413) 744-3878

  Address for all other notices        Massachusetts Mutual Life Insurance Company
                                       1295 State Street
                                       Springfield, MA 01111
                                       Attention:  Securities Investment Division
  Instructions re: Delivery of         Law Department of Purchaser
  Notes

  Other Instructions                   Signature Block:

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                       By:
                                          ----------------------------------------
                                        Name:
                                        Title:



CREDIT ACCEPTANCE CORPORATION      ANNEX 1-1             NOTE PURCHASE AGREEMENT

 PURCHASER NAME                      MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
  Tax identification number          04-1590850

CREDIT ACCEPTANCE CORPORATION      ANNEX 1-2            NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (CONT.)



  PURCHASER NAME                       UNICARE LIFE & HEALTH INSURANCE COMPANY
  Name in which to register Note       AUER & CO.
  Note registration number;            R-2; $3,000,000
  Principal amount

  Payment on account of Note

    Method                             Federal Funds Wire Transfer

    Account information                Bankers Trust New York
                                       ABA No.: 021-001-033
                                       Account No.: 99-911-145
                                       Ref: Unicare Life & Health Ins. Co.
                                       A/C #093381
  Accompanying information             Name of Company:  Credit Acceptance
                                       Corporation Description of
                                       Security: 7.99% Senior Notes Due
                                       July 1, 2001

                                       PPN:    225310 A@ 0

                                       Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                       Contact name and telephone no.:

  Address for notices related to       Bankers Trust Company
  payments                             Attention:  Private Placement Unit
                                       P.O. Box 998
                                       Bowling Green Station
                                       New York, NY  10274
                                       Re:  UniCare Life & Health Ins. Co.
                                       A/C #093381

                                       With telephone advice of payment to Jeanie Jarvis at (818) 703-3547

  Address for all other notices        UniCare Life & Health Insurance Company
                                       21555 Oxnard Street 7B
                                       Woodland Hills, CA  91367
  Instructions re: Delivery of         Bankers Trust Company
  Notes                                16 Wall Street
                                       Fourth Floor, Window 44
                                       New York, NY 10005
                                       Re:  UniCare Life & Health Insurance Co.
                                       A/C #093381


CREDIT ACCEPTANCE CORPORATION        ANNEX 1-3           NOTE PURCHASE AGREEMENT

  PURCHASER NAME                       UNICARE LIFE & HEALTH INSURANCE COMPANY
  Other Instructions                   Signature Block:

                                       UNICARE LIFE & HEALTH INSURANCE COMPANY
                                       By:  Massachusetts Mutual Life Insurance Company
                                              Its Investment Advisor

                                       By:
                                          -------------------------------------------------------------
                                        Name:
                                        Title:  Managing Director

  Tax identification number            52-0913817


CREDIT ACCEPTANCE CORPORATION        ANNEX 1-4           NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (CONT.)




  PURCHASER NAME                       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
  Name in which to register Note       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
  Note registration number;            R-3; $2,750,000
  Principal amount

  Payment on account of Note

    Method                             Federal Funds Wire Transfer

    Account information                Chase Manhattan Bank, N.A.
                                       4 Chase MetroTech Center
                                       New York, NY 10081
                                       ABA # 021000021
                                       For MassMutual IFM Non-Traditional
                                       Account # 910-2509073
  Accompanying information             Name of Company:  Credit Acceptance Corporation
                                       Description of
                                       Security:   7.99% Senior Notes Due July 1, 2001

                                       PPN:    225310 A@ 0

                                       Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                       Contact name and telephone no.:

  Address for notices related to       Massachusetts Mutual Life Insurance Company
  payments                             1295 State Street
                                       Springfield, MA 01111
                                       Attention: Securities Custody and
                                                  Collection Department
                                                  F 381

                                       With telephone advice of payment to the Securities
                                       Custody and Collection Department of Massachusetts Mutual Life
                                       Insurance Company at (413) 744-3878

  Address for all other notices        Massachusetts Mutual Life Insurance Company
                                       1295 State Street
                                       Springfield, MA 01111
                                       Attention:  Securities Investment Division
  Instructions re: Delivery of         Law Department of Purchaser
  Notes

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-5              NOTE PURCHASE AGREEMENT

  PURCHASER NAME                       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
  Other Instructions                   Signature Block:

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                       By:
                                          ------------------------------------------------------------
                                        Name:
                                        Title:

  Tax identification number            04-1590850

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-6              NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (CONT.)



  PURCHASER NAME                       CM LIFE INSURANCE COMPANY
  Name in which to register Note       CM LIFE INSURANCE COMPANY
  Note registration number;            R-4; $750,000
  Principal amount

  Payment on account of Note

    Method                             Federal Funds Wire Transfer

    Account information                Citibank, N.A.
                                       111 Wall Street
                                       New York, NY 10043
                                       ABA # 021000089
                                       For Segment 43 - Universal Life
                                       Account No. 4068-6561
  Accompanying information             Name of Company:  Credit Acceptance Corporation
                                       Description of
                                       Security:   7.99% Senior Notes Due July 1, 2001

                                       PPN:    225310 A@ 0

                                       Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                       Contact name and telephone no.:

  Address for notices related to       CM Life Insurance Company
  payments                             c/o Massachusetts Mutual Life Insurance Company
                                       1295 State Street
                                       Springfield, MA 01111
                                       Attention: Securities Custody and
                                                  Collection Department
                                                  F 381

                                       With telephone advice of payment to the Securities
                                       Custody and Collection Department of Massachusetts Mutual Life
                                       Insurance Company at (413) 744-3878

  Address for all other notices        CM Life Insurance Company
                                       c/o Massachusetts Mutual Life Insurance Company
                                       1295 State Street
                                       Springfield, MA 01111
                                       Attention:  Securities Investment Division
  Instructions re: Delivery of         Law Department of Purchaser
  Notes

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-7              NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                     INFORMATION AS TO PURCHASERS (Cont.)

  PURCHASER NAME                       CM LIFE INSURANCE COMPANY
  Other Instructions                   Signature Block:

                                       CM LIFE INSURANCE COMPANY

                                       By:
                                          -------------------------------------------------------------
                                        Name:
                                        Title:

  Tax identification number            06-1041383

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-8              NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (CONT.)



  PURCHASER NAME                       NATIONWIDE LIFE INSURANCE COMPANY
  Name in which to register Note       NATIONWIDE LIFE INSURANCE COMPANY
  Note registration number;            R-5; $12,500,000
  Principal amount

  Payment on account of Note

    Method                             Federal Funds Wire Transfer

    Account information                Morgan Guaranty Trust Company of New York
                                       ABA No. 021-000-238
                                       Journal #999-99-024
                                       F/A/O Nationwide Life Insurance Company Custody A/C #71615
                                       Attn: Custody Service Dept.

  Accompanying information             Name of Company:  Credit Acceptance Corporation
                                       Description of
                                       Security:         7.99% Senior Notes Due July 1, 2001

                                       PPN:              225310 A@ 0

                                       Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                       Contact name and telephone no.:

  Address for notices related to       Nationwide Life Insurance Company
  payments                             One Nationwide Plaza (1-32-09)
                                       Columbus Ohio 43215-2220
                                       Attn: Corporate Money Management

  Address for all other notices        Nationwide Life Insurance Company
                                       One Nationwide Plaza (1-33-07)
                                       Columbus Ohio 43215-2220
                                       Attn: Corporate Fixed-Income Securities

  Instructions re: Delivery of         Morgan Guaranty Trust Company of New York
  Notes                                Safekeeping Incoming
                                       55 Exchange Place - A Level
                                       New York, NY 10260-0023
                                       F/A/O Nationwide Life Insurance Company
                                       Custody Account #71615

  Other Instructions                   Signature Block:

                                       NATIONWIDE LIFE INSURANCE COMPANY

                                       By:
                                          ------------------------------------
                                                   Name:
                                                   Title:

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-9              NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (Cont.)

  PURCHASER NAME                       NATIONWIDE LIFE INSURANCE COMPANY
  Tax identification number            31-4156830


CREDIT ACCEPTANCE CORPORATION     ANNEX 1-10             NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (CONT.)



  PURCHASER NAME                       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
  Name in which to register Note       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
  Note registration number;            R-6; $5,000,000
  Principal amount

  Payment on account of Note

    Method                             Federal Funds Wire Transfer

    Account information                Chase Manhattan Bank, N.A.
                                       New York, NY
                                       ABA # 021000021
                                       Account No.: 900 9000 200
                                       Income Processing
                                       Reference: Phoenix Home Life Account No.: G05134
                                       OBI=(issuer name), PPN=(Pvt. Plcmt. #), RATE=(coupon), DUE=(mat.
                                       date)
  Accompanying information             Name of Company:  Credit Acceptance Corporation
                                       Description of
                                       Security:   7.99% Senior Notes Due July 1, 2001

                                       PPN:    225310 A@ 0

                                       Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                       Contact name and telephone no.:

  Address for notices related to       Phoenix Home Life Mutual Insurance Company
  payments                             c/o Phoenix Duff & Phelps, Inc.
                                       56 Prospect Street
                                       P.O. Box 150480
                                       Hartford, CT  06115-0480
                                       Attention:  Private Placements Division
                                       FAX: (860) 403-5451

  Address for all other notices        Phoenix Home Life Mutual Insurance Company
                                       c/o Phoenix Duff & Phelps, Inc.
                                       56 Prospect Street
                                       P.O. Box 150480
                                       Hartford, CT  06115-0480
                                       Attention:  Private Placements Division
                                       FAX: (860) 403-5451
  Instructions re: Delivery of         Law Department of Purchaser
  Notes


CREDIT ACCEPTANCE CORPORATION     ANNEX 1-11             NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (CONT.)

  PURCHASER NAME                       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
  Other Instructions                   Signature Block:

                                       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                       By:
                                          -------------------------------------------------------------
                                        Name:
                                        Title:

  Tax identification number            06-0493340

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-12             NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (CONT.)



  PURCHASER NAME                       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
  Name in which to register Note       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
  Note registration number;            R-7; $5,000,000
  Principal amount

  Payment on account of Note

    Method                             Federal Funds Wire Transfer

    Account information                Chase Manhattan Bank, N.A.
                                       New York, NY
                                       ABA # 021000021
                                       Account No.: 900 9000 200
                                       Income Processing
                                       Reference: Phoenix Home Life Account No.: G05515
                                       OBI=(issuer name), PPN=(Pvt. Plcmt. #), RATE=(coupon), DUE=(mat.
                                       date)
  Accompanying information             Name of Company:  Credit Acceptance Corporation
                                       Description of
                                       Security:   7.99% Senior Notes Due July 1, 2001

                                       PPN:    225310 A@ 0

                                       Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                       Contact name and telephone no.:

  Address for notices related to       Phoenix Home Life Mutual Insurance Company
  payments                             c/o Phoenix Duff & Phelps, Inc.
                                       56 Prospect Street
                                       P.O. Box 150480
                                       Hartford, CT  06115-0480
                                       Attention:  Private Placements Division
                                       FAX: (860) 403-5451

  Address for all other notices        Phoenix Home Life Mutual Insurance Company
                                       c/o Phoenix Duff & Phelps, Inc.
                                       56 Prospect Street
                                       P.O. Box 150480
                                       Hartford, CT  06115-0480
                                       Attention:  Private Placements Division
                                       FAX: (860) 403-5451
  Instructions re: Delivery of         Law Department of Purchaser
  Notes


CREDIT ACCEPTANCE CORPORATION     ANNEX 1-13             NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (Cont.)

  PURCHASER NAME                       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
  Other Instructions                   Signature Block:

                                       PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                       By:
                                          ------------------------------------------------------------
                                        Name:
                                        Title:

  Tax identification number            06-0493340

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-14             NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (CONT.)



  PURCHASER NAME                       CENTRAL STATES HEALTH & LIFE COMPANY OF OMAHA
  Name in which to register Note       HARE & CO. AS NOMINEE FOR BANK OF NEW YORK
  Note registration number;            R-8; $1,500,000
  Principal amount

  Payment on account of Note

    Method                             Federal Funds Wire Transfer

    Account information                ABA #104000016
                                       First National Bank of Omaha
                                       First OMA/TRUST/ATTN:  Income Collections
                                       Acct.#11090200 (wire desk acct. to notify which department)
  Accompanying information             Name of Company:  Credit Acceptance Corporation
                                       Description of
                                       Security:   7.99% Senior Notes Due July 1, 2001

                                       PPN:    225310 A@ 0

                                       Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                       Contact name and telephone no.:

  Address for notices related to       First National Bank of Omaha
  payments                             P.O. Box 3128
                                       Omaha, NE 68102
                                       Attn:  Brenda Wilkins

                                       with a copy to:

                                       Central States Health & Life Company of Omaha
                                       P.O. Box 34350
                                       Omaha, NE 68134
                                       Attn:  Carol Weeder, Corporate Accounting

                                       with a copy to:

                                       Asset Allocation & Management Co.
                                       30 N. LaSalle Street
                                       Suite 3600
                                       Chicago, IL 60602
                                       Attn:  Kathy Lange

  Address for all other notices        Asset Allocation & Management Co.
                                       30 N. LaSalle Street
                                       Suite 3600
                                       Chicago, IL 60602
                                       Attn:  Kathy Lange

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-15             NOTE PURCHASE AGREEMENT

                                    ANNEX 1
                      INFORMATION AS TO PURCHASERS (Cont.)

  PURCHASER NAME                       CENTRAL STATES HEALTH & LIFE COMPANY OF OMAHA
  Instructions re: Delivery of         The Bank of New York
  Notes                                One Wall Street, Fifth Floor, Transfer Department
                                       For Acct. First National Bank of Omaha #122210
                                       New York, NY 10004

  Other Instructions                   Signature Block:

                                       ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                       CENTRAL STATES HEALTH & LIFE COMPANY OF OMAHA

                                       By:
                                          -------------------------------------------------------------
                                        Name:
                                        Title:

  Tax identification number            13-6062916

CREDIT ACCEPTANCE CORPORATION     ANNEX 1-16             NOTE PURCHASE AGREEMENT


                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (CONT.)

PURCHASER NAME                            THE CHARLES SCHWAB TRUST COMPANY
                                          FBO GUARANTY INCOME LIFE INSURANCE COMPANY

Name in which to register Note            THE CHARLES SCHWAB TRUST COMPANY
                                          FBO GUARANTY INCOME LIFE INSURANCE COMPANY

Note registration number; Principal       R-9; $1,500,000
amount

Payment on account of Note

         Method                           Federal Funds Wire Transfer

         Account information              Bank of America NT & SA
                                          ABA #121000358
                                          FBO The Charles Schwab Trust Company
                                          A/C #12337-11961
                                          Credit to A/C #101421
                                          Guarantee Income Life Insurance Company

Accompanying information                  Name of Company:     Credit Acceptance Corporation
                                          Description of
                                          Security:            7.99% Senior Notes Due July 1, 2001

                                          PPN:                 225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:

Address for notices related to            The Charles Schwab Trust Company
payments                                  c/o Brian Keil
                                          One Montgomery Street, 7th Floor
                                          San Francisco, CA 94104

                                          with a copy to:

                                          Asset Allocation & Management Co.
                                          30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange
                                          (312) 263-2900

Address for all other notices             Asset Allocation & Management Co.
                                          30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange
                                          Tel:  (312) 263-2900



                                  ANNEX 1-17

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (CONT.)

PURCHASER NAME                            THE CHARLES SCHWAB TRUST COMPANY
                                          FBO GUARANTY INCOME LIFE INSURANCE COMPANY

Instructions re: Delivery of Notes        The Charles Schwab Trust Company
                                          c/o Brian Keil
                                          One Montgomery Street, 7th Floor
                                          San Francisco, CA 94104

                                          Tel:  (415) 636-3633
Other Instructions                        Signature Block:

                                          ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                          THE CHARLES SCHWAB TRUST COMPANY
                                          FBO GUARANTY INCOME LIFE INSURANCE COMPANY

                                          By:
                                             ---------------------------------
                                                  Name:
                                                  Title:
Tax identification number                 94-3149038





CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-18            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (CONT.)


PURCHASER NAME                            AMERICAN COMMUNITY MUTUAL INSURANCE
Name in which to register Note            POLLY & COMPANY

Note registration number; Principal       R-10; $1,000,000
amount

Payment on account of Note

         Method                           Federal Funds Wire Transfer

         Account information              Federal Funds Wire Transfer
                                          ABA No.  021000018
                                          IOC 566
                                          ATTN:  Income Collection
                                          Ref A/C # 117429
                                          For further credit to A/C #21081005

Accompanying information                  Name of Company:    Credit Acceptance Corporation
                                          Description of
                                          Security:           7.99% Senior Notes Due July 1, 2001

                                          PPN:                225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:

Address for notices related to            Asset Allocation & Management Co.
payments                                  30 N. LaSalle, Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange
                                          Tel:  (312) 263-2900

Address for all other notices             Asset Allocation & Management Co.
                                          30 N. LaSalle, Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange
                                          Tel:  (312) 263-2900

Instructions re: Delivery of Notes        The Bank of New York
                                          One Wall Street
                                          Third Floor, Window A
                                          F/A First of America
                                          A/C #117429
                                          For further credit to:  American Community
                                          A/C #021081005




CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-19            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (CONT.)

PURCHASER NAME                            AMERICAN COMMUNITY MUTUAL INSURANCE

Other Instructions                        Signature Block:

                                          ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                          AMERICAN COMMUNITY MUTUAL INSURANCE

                                          By:
                                             -------------------------------
                                                   Name:
                                                   Title:
Tax identification number                 136582163





CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-20            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (CONT.)

PURCHASER NAME                            CENTRAL RE CORP. & PHOENIX
Name in which to register Note            INCE & CO.

Note registration number; Principal       R-11; $1,000,000
amount

Payment on account of Note

         Method                           Federal Funds Wire Transfer

         Account information              Morgan Guaranty NYC
                                          ABA #021000238
                                          Acct #99999024
                                          For Acct #636234000
                                          Attn:  Mike Piccia

Accompanying information                  Name of Company:     Credit Acceptance Corporation
                                          Description of
                                          Security:            7.99% Senior Notes Due July 1, 2001

                                          PPN:                 225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:  Mike Piccia

Address for notices related to            Asset Allocation & Management Co.
payments                                  30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Address for all other notices             Asset Allocation & Management Co.
                                          30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Instructions re: Delivery of Notes        Morgan Guaranty Trust Co.
                                          15 Broad Street - 17th Floor
                                          Safekeeping Incoming Department for Acct. # 73918
                                          Basement Level, Window A
                                          New York, NY 10015
                                          For further credit to Acct #636234000





CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-21            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (CONT.)

PURCHASER NAME                            CENTRAL RE CORP. & PHOENIX
Other Instructions                        Signature Block:

                                          ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                          CENTRAL RE CORP. & PHOENIX

                                          By:
                                             ------------------------------
                                                 Name:
                                                 Title:

Tax identification number                 13-6020781





CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-22            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                            LONE STAR LIFE INSURANCE COMPANY
Name in which to register Note            POLLY & CO.

Note registration number; Principal       R-12; $1,000,000
amount

Payment on account of Note

         Method                           Federal Funds Wire Transfer

         Account information              BK One Col
                                          ABA No. 044000037
                                          F/A/O Lone Star Life Insurance Co.
                                          Credit Account No.: 9804-01787
                                          Attn:  Bob Wallace

Accompanying information                  Name of Company:      Credit Acceptance Corporation
                                          Description of
                                          Security:             7.99% Senior Notes Due July 1, 2001

                                          PPN:                  225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:

Address for notices related to            Asset Allocation & Management Co.
payments                                  30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Address for all other notices             Asset Allocation & Management Co.
                                          30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Instructions re: Delivery of Notes        The Bank of New York
                                          One Wall Street
                                          Third Floor - Window A
                                          New York, NY 10004
                                          F/A/O Bank One Trust Co
                                          Account # 016084






CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-23            NOTE PURCHASE AGREEMENT

PURCHASER NAME                            LONE STAR LIFE INSURANCE COMPANY
Other Instructions                        Signature Block:

                                          ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                          LONE STAR LIFE INSURANCE COMPANY

                                          By:
                                             --------------------------------
                                                     Name:
                                                     Title:
Tax identification number                 136582163





CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-24            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                            OZARK NATIONAL LIFE INSURANCE COMPANY
Name in which to register Note            UMBTRU & CO.

Note registration number; Principal       R-13; $1,000,000
amount

Payment on account of Note

         Method                           Wire Funds via Federal Reserve Bank of KC

         Account information              ABA #101000695
                                          For deposit account #0006823

Accompanying information                  Name of Company:     Credit Acceptance Corporation
                                          Description of
                                          Security:            7.99% Senior Notes Due July 1, 2001

                                          PPN:                 225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:

Address for notices related to            Asset Allocation & Management Co.
payments                                  30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Address for all other notices             Asset Allocation & Management Co.
                                          30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Instructions re: Delivery of Notes        United Missouri Trust Company
                                          One Battery Park Plaza, 8th Floor
                                          New York, NY 10004
                                          Attn:  John Demarco
                                          Tel:  (212) 968-1990
                                          For further credit to:  UMB
                                          A/C #690256003






CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-25            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                       OZARK NATIONAL LIFE INSURANCE COMPANY
Other Instructions                   Signature Block:

                                     ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                     OZARK NATIONAL LIFE INSURANCE COMPANY

                                     By:
                                        ----------------------------------
                                             Name:
                                             Title:

Tax identification number            43-6295832





CREDIT ACCEPTANCE AGREEMENT       ANNEX 1-26            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                            CSA FRATERNAL LIFE
Name in which to register Note            GALE & CO.

Note registration number; Principal       R-14; $500,000
amount

Payment on account of Note

         Method                           Federal Funds Wire Transfer

         Account information              Harris Bank
                                          ABA #071000288
                                          Attn. Trust Collections
                                          A/C #109-211-3
                                          F/F/C CSA Fraternal Life A/C #21-21701

Accompanying information                  Name of Company:     Credit Acceptance Corporation
                                          Description of
                                          Security:            7.99% Senior Notes Due July 1, 2001

                                          PPN:                 225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:

Address for notices related to            Asset Allocation & Management & Co.
payments                                  30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange
                                          Tel:  (312) 263-2900

Address for all other notices             Asset Allocation & Management & Co.
                                          30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange
                                          Tel:  (312) 263-2900

Instructions re: Delivery of Notes        Bank of Montreal Trust Co.
                                          Security Services
                                          77 Water Street, Fifth Floor
                                          New York, NY 10005
                                          F/A Harris Trust & Savings Bank - Trust Sub A/C CSA Fraternal Life
                                          A/C #21-21701



CREDIT ACCEPTANCE CORPORATION     ANNEX 1-27             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                            CSA FRATERNAL LIFE
Other Instructions                        Signature Block:

                                          ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                          CSA FRATERNAL LIFE

                                          By:
                                             -------------------------------
                                                     Name:
                                                     Title:
Tax identification number                 36-2482116




CREDIT ACCEPTANCE CORPORATION     ANNEX 1-28             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                            KANAWHA INSURANCE COMPANY
Name in which to register Note            INCE & CO.

Note registration number; Principal       R-15; $500,000
amount

Payment on account of Note

         Method                           Federal Funds Wire Transfer

         Account information              Morgan Guaranty NYC
                                          ABA #021000238
                                          Acct #99999024
                                          For Acct #635750020
                                          Attn:  Mike Piccia

Accompanying information                  Name of Company:     Credit Acceptance Corporation
                                          Description of
                                          Security:            7.99% Senior Notes Due July 1, 2001

                                          PPN:                 225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:

Address for notices related to            Asset Allocation & Management Co.
payments                                  30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Address for all other notices             Asset Allocation & Management Co.
                                          30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Instructions re: Delivery of Notes        Morgan Guaranty Trust Co.
                                          15 Broad Street - 17th Floor
                                          Safekeeping Incoming Department for Acct. #73918
                                          Basement Level, Window A
                                          New York, NY 10015




CREDIT ACCEPTANCE CORPORATION     ANNEX 1-29             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                            KANAWHA INSURANCE COMPANY
Other Instructions                        Signature Block:

                                          ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                          KANAWHA INSURANCE COMPANY

                                          By:
                                             ---------------------------------
                                                  Name:
                                                  Title:
Tax identification number                 13-6020781





CREDIT ACCEPTANCE CORPORATION     ANNEX 1-30            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (CONT.)

PURCHASER NAME                            OLD GUARD MUTUAL INSURANCE COMPANY
Name in which to register Note            PATTERSON & COMPANY

Note registration number; Principal       R-16; $500,000
amount

Payment on account of Note

         Method                           Federal Funds Wire Transfer

         Account information              Corestates
                                          ABA# 031000011
                                          DDA# 01155258
                                          Ref:  A/C #13-00060-01

Accompanying information                  Name of Company:    Credit Acceptance Corporation
                                          Description of
                                          Security:           7.99% Senior Notes Due July 1, 2001

                                          PPN:                225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:

Address for notices related to            Asset Allocation & Management Co.
payments                                  30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
Attn:  Kathy Lange

Tel:  (312) 263-2900
Address for all other notices             Asset Allocation & Management Co.
                                          30 N. LaSalle
                                          Suite 3600
                                          Chicago, IL 60602
                                          Attn:  Kathy Lange

                                          Tel:  (312) 263-2900

Instructions re: Delivery of Notes        The Bank of New York
                                          One Wall Street
                                          Third Floor
                                          Window A
                                          New York, NY 10004
                                          Corestates A/C 071-395
                                          Ref:  TRUST A/C #13-00060-01





CREDIT ACCEPTANCE CORPORATION     ANNEX 1-31            NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                            OLD GUARD MUTUAL INSURANCE COMPANY
Other Instructions                        Signature Block:

                                          ASSET ALLOCATION & MANAGEMENT COMPANY AS AGENT FOR
                                          OLD GUARD MUTUAL INSURANCE COMPANY

                                          By:
                                             -----------------------------------
                                                    Name:
                                                    Title:
Tax identification number                 23-6209274



CREDIT ACCEPTANCE CORPORATION     ANNEX 1-32             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                            SECURITY BENEFIT LIFE INSURANCE COMPANY
Name in which to register Note            UMBTRU&CO

Note registration number; Principal       R-17; $6,000,000
amount

Payment on account of Note

         Method                           Federal Funds Wire Transfer

         Account information              Wire Funds via Federal Reserve Bank of KC
                                          ABA No. 101000695
                                          For deposit to Account No.: 9800006823
                                          For further credit to UMB Account No.: 690308002
                                          Attn: Debbie

Accompanying information                  Name of Company:     Credit Acceptance Corporation
                                          Description of
                                          Security:            7.99% Senior Notes Due July 1, 2001

                                          PPN:                 225310 A@ 0

                                          Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                          Contact name and telephone no.:

Address for notices related to            Security Benefit Life Insurance Company
payments                                  Investment Department
                                          700 Harrison
                                          Topeka, KS 66636
                                          Attn: Troy McMaster

                                          with a copy to:

                                          United Missouri Bank
                                          P.O. Box 419226
                                          Kansas City, MO 64141-6226
                                          Attn: Debbie Cadwell

                                          Fax: 816-860-4994

Address for all other notices             Security Benefit Life Insurance Company
                                          Investment Department
                                          700 Harrison
                                          Topeka, KS 66636
                                          Attn: Troy McMaster

                                          Fax: 913-295-3099




                                  ANNEX 1-33

                                   ANNEX 1
                    INFORMATION AS TO PURCHASERS (CONT.)

PURCHASER NAME                                   SECURITY BENEFIT LIFE INSURANCE COMPANY
Instructions re:  Delivery of Notes              United Missouri Trust Company
                                                 1 Battery Park Plaza, 8th Floor
                                                 New York, NY 10004
                                                 Attention:  John DeMarco
                                                 212-968-1990
                                                 for further credit to UMB Account #69-0308-002

Other Instructions                               Signature Block:

                                                 SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                 By:
                                                    ----------------------------------
                                                            Name:
                                                            Title:
Tax identification number                        48-0409770




CREDIT ACCEPTANCE CORPORATION     ANNEX 1-34             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                                   AID ASSOCIATION FOR LUTHERANS
Name in which to register Note                   AID ASSOCIATION FOR LUTHERANS

Note registration number; Principal              R-18; $5,000,000
amount

Payment on account of Note

         Method                                  Federal Funds Wire Transfer

         Account information                     Citibank, NYC/CUST.
                                                 ABA # 021-000-089
                                                 DDA # 36112805
                                                 Attn:  John Colavito
                                                 Ref Account # 846647
                                                 Aid Association for Lutherans Custody Account

Accompanying information                         Name of Company:     Credit Acceptance Corporation
                                                 Description of
                                                 Security:            7.99% Senior Notes Due July 1, 2001

                                                 PPN:                 225310 A@ 0

                                                 Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                                 Contact name and telephone no.:

Address for notices related to                   Aid Association for Lutherans
payments                                         Investment Department
                                                 4321 N. Ballard Road
                                                 Appleton, WI 54919

                                                 with a copy to:

                                                 Citicorp Services Inc
                                                 Income Collection and Disbursement
                                                 1410 N. Westshore Blvd
                                                 4th Floor
                                                 Tampa, FL 33607
                                                 Ref Account # 846647
                                                 Aid Association for Lutherans Custody Account

Address for all other notices                    Aid Association for Lutherans
                                                 Investment Department
                                                 4321 N. Ballard Road
                                                 Appleton, WI 54919




CREDIT ACCEPTANCE CORPORATION     ANNEX 1-35             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASE NAME                                    AID ASSOCIATION FOR LUTHERANS
Instructions re:  Delivery of Notes              Bradley Rench
                                                 Citibank
                                                 Level C
                                                 20 Exchange Place
                                                 New York, NY 10043
                                                 Ref Account # 846647
                                                 Aid Association for Lutherans Custody Account

Other Instructions                               Signature Block:

                                                 AID ASSOCIATION FOR LUTHERANS

                                                 By:
                                                    --------------------------------
                                                           Name:
                                                           Title:
Tax identification number                        39-0123480




CREDIT ACCEPTANCE CORPORATION     ANNEX 1-36             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                                   GLOBE INDEMNITY COMPANY
Name in which to register Note                   ATWELL & CO.

Note registration number; Principal              R-19; $2,000,000
amount

Payment on account of Note

         Method                                  Federal Funds Wire Transfer

         Account information                     Chase NYC/Trust
                                                 ABA No.: 021000021
                                                 For Account No.:  898225

Accompanying information                         Name of Company:     Credit Acceptance Corporation
                                                 Description of
                                                 Security:            7.99% Senior Notes Due July 1, 2001

                                                 PPN:                 225310 A@ 0

                                                 Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                                 Contact name and telephone no.:

Address for notices related to payments          Royal Insurance Company of America
                                                 Attn:  Investment Accounting
                                                 P.O. Box 1000
                                                 Charlotte, NC 28201

Address for all other notices                    Royal Insurance Company of America
                                                 Attn:  Investment Accounting
                                                 P.O. Box 1000
                                                 Charlotte, NC 28201

Instructions re:  Delivery of Notes              The Chase Manhattan Bank
                                                 Securities Services and Trust Operations
                                                 1 Chase Manhattan Plaza
                                                 Level 5B - Receive Window
                                                 New York, NY  10081
                                                 For Account No.:  898225

Other Instructions                               Signature Block:

                                                 GLOBE INDEMNITY COMPANY


                                                 By:
                                                    -------------------------------
                                                           Name:
                                                           Title:






CREDIT ACCEPTANCE CORPORATION     ANNEX 1-37             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)


PURCHASE NAME                                    GLOBE INDEMNITY NO.
Tax identification number                        13-5104840

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                                   ROYAL INDEMNITY COMPANY
Name in which to register Note                   ATWELL & CO.

Note registration number; Principal              R-20; $500,000
amount

Payment on account of Note

         Method                                  Federal Funds Wire Transfer

         Account information                     Chase NYC/Trust
                                                 ABA No.: 021000021
                                                 For Account No.:  898702

Accompanying information                         Name of Company:    Credit Acceptance Corporation
                                                 Description of
                                                 Security:           7.99% Senior Notes Due July 1, 2001

                                                 PPN:                225310 A@ 0

                                                 Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                                 Contact name and telephone no.:

Address for notices related to                   Royal Insurance Company of America
payments                                         Attn:  Investment Accounting
                                                 P.O. Box 1000
                                                 Charlotte, NC 28201

Address for all other notices                    Royal Insurance Company of America
                                                 Attn:  Investment Accounting
                                                 P.O. Box 1000
                                                 Charlotte, NC 28201

Instructions re:  Delivery of Notes              The Chase Manhattan Bank
                                                 Securities Services and Trust Operations
                                                 1 Chase Manhattan Plaza
                                                 Level 5B Receive Window
                                                 New York, NY 10081
                                                 Account No.:  898702

Other Instructions                               Signature Block:

                                                 ROYAL INDEMNITY COMPANY

                                                 By:
                                                    ----------------------------
                                                           Name:
                                                           Title:
Tax identification number                        13-5358230






CREDIT ACCEPTANCE CORPORATION     ANNEX 1-39             NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                                   SAFEGUARD INSURANCE COMPANY
Name in which to register Note                   ATWELL & CO.

Note registration number; Principal              R-21; $1,000,000
amount

Payment on account of Note

         Method                                  Federal Funds Wire Transfer

         Account information                     Chase NYC/Trust
                                                 ABA No.: 021000021
                                                 for Account No.:  899251

Accompanying information                         Name of Company:     Credit Acceptance Corporation
                                                 Description of
                                                 Security:            7.99% Senior Notes Due July 1, 2001

                                                 PPN:                 225310 A@ 0

                                                 Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                                 Contact name and telephone no.:

Address for notices related to                   Royal Insurance Company of America
payments                                         Attn:  Investment Accounting
                                                 P.O. Box 1000
                                                 Charlotte, NC 28201

Address for all other notices                    Royal Insurance Company of America
                                                 Attn:  Investment Accounting
                                                 P.O. Box 1000
                                                 Charlotte, NC 28201

Instructions re:  Delivery of Notes              The Chase Manhattan Bank
                                                 Securities Services and Trust Operations
                                                 1 Chase Manhattan Plaza
                                                 Level 5B Receive Window
                                                 New York, NY 10081
                                                 Account No.:  899251

Other Instructions                               Signature Block:

                                                 SAFEGUARD INSURANCE COMPANY

                                                 By:
                                                    -----------------------------
                                                            Name:
                                                            Title:
Tax identification number                        06-0480695




CREDIT ACCEPTANCE                 ANNEX 1-40        NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                    INFOMRATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                                  AMERICAN & FOREIGN INS. CO.
Name in which to register Note                  ATWELL & CO.

Note registration number; Principal             R-22; $1,000,000
amount

Payment on account of Note

         Method                                 Federal Funds Wire Transfer

         Account information                    Chase NYC/Trust
                                                ABA # 021000021
                                                for Account No.:  89925109

Accompanying information                        Name of Company:     Credit Acceptance Corporation
                                                Description of
                                                Security:            7.99% Senior Notes Due July 1, 2001

                                                PPN:                 225310 A@ 0

                                                Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                                Contact name and telephone no.:

Address for notices related to                  Royal Insurance Company of America
payments                                        Attn:  Investment Accounting
                                                P.O. Box 1000
                                                Charlotte, NC 28201

Address for all other notices                   Royal Insurance Company of America
                                                Attn:  Investment Accounting
                                                P.O. Box 1000
                                                Charlotte, NC 28201

Instructions re:  Delivery of Notes             The Chase Manhattan Bank
                                                Securities Services and Trust Operations
                                                1 Chase Manhattan Plaza
                                                Level 5B - Receive Window
                                                New York, NY  10081
                                                For Account No.:  89925109

Other Instructions                              Signature Block:

                                                AMERICAN & FOREIGN INS. CO.


                                                By:
                                                   ---------------------------------
                                                          Name:
                                                          Title:





CREDIT ACCEPTANCE                 ANNEX 1-41        NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASERS NAME                                AMERICAN AND FOREIGN INS. CO.
Tax identification number                       13-4922485






                                  ANNEX 1-42

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                                  NEWARK INSURANCE COMPANY

Name in which to register Note                  CUST & CO.

Note registration number; Principal             R-23; $500,000
amount

Payment on account of Note

         Method                                 Federal Funds Wire Transfer

         Account information                    Bank of NYC/CUST
                                                ABA No.: 021000018
                                                Newark Insurance Company
                                                Account No.: 266011

Accompanying information                        Name of Company:     Credit Acceptance Corporation
                                                Description of
                                                Security:            7.99% Senior Notes Due July 1, 2001

                                                PPN:                 225310 A@ 0

                                                Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                                Contact name and telephone no.:

Address for notices related to                  Royal Insurance Company of America
payments                                        Attn:  Investment Accounting
                                                P.O. Box 1000
                                                Charlotte, NC 28201

Address for all other notices                   Royal Insurance Company of America
                                                Attn:  Investment Accounting                    P.O. Box 1000
                                                Charlotte, NC 28201

Instructions re:  Delivery of Notes             The Bank of New York
                                                One Wall Street - 3rd Floor
                                                Window A
                                                Newark Insurance Company
                                                Account No.: 266011

Other Instructions                              Signature Block:

                                                NEWARK INSURANCE COMPANY

                                                By:
                                                   ------------------------------
                                                          Name:
                                                          Title:
Tax identification number                       13-5276670





CREDIT ACCEPTANCE CORPORATION       ANNEX 1-43        NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (CONT.)

PURCHASER NAME                                  COMBINED INSURANCE COMPANY OF AMERICA

Name in which to register Note                  OLEN & CO.

Note registration number; Principal             R-24; $5,000,000
amount

Payment on account of Note

         Method                                 Federal Funds Wire Transfer

         Account information                    First National Bank of Chicago
                                                ABA No. 071000013
                                                Account No.: 4811-5200
                                                For further credit to Combined Insurance Company of America
                                                Account No. 10122164FCOA

Accompanying information                        Name of Company:     Credit Acceptance Corporation
                                                Description of
                                                Security:            7.99% Senior Notes Due July 1, 2001

                                                PPN:                 225310 A@ 0

                                                Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                                Contact name and telephone no.:

Address for notices related to                  First National Bank of Chicago
payments                                        One First National Plaza
                                                Mail Suite 0115
                                                13th Floor, Main
                                                Chicago, IL  60670
                                                Attn:  Jeri Quercia

Address for all other notices                   Aon Advisors, Inc.
                                                123 N. Wacker Drive, 29th Floor
                                                Chicago, IL  60606
                                                Attn: Keith Lemmer

Instructions re:  Delivery of Notes             First Chicago Trust Co.
                                                14 Wall Street, 8th Floor
                                                New York, New York  10005

                                                Ref: Combined Insurance Company of America
                                                Account # 10122164FCOA






CREDIT ACCEPTANCE CORPORATION         ANNEX 1-44        NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                                  COMBINED INSURANCE COMPANY OF AMERICA

Other Instructions                              Signature Block:

                                                COMBINED INSURANCE COMPANY OF AMERICA
                                                By:  Aon Advisors, Inc.
                                                By:
                                                   ------------------------------
                                                          Name:  Keith Lemmer
                                                          Title: Senior Portfolio Manager
Tax identification number                       36-2136262





CREDIT ACCEPTANCE CORPORATION        ANNEX 1-45        NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                     INFORMATION AS TO PURCHASERS (C0NT.)

PURCHASER NAME                                  PAN-AMERICAN LIFE INSURANCE COMPANY

Name in which to register Note                  PAN-AMERICAN LIFE INSURANCE COMPANY

Note registration number; Principal             R-25; $3,000,000
amount

Payment on account of Note

         Method                                 Federal Funds Wire Transfer

         Account information                    First National Bank of Commerce
                                                210 Baronne Street
                                                New Orleans, LA  70112

                                                ABA No. 076-000-029

                                                For credit to Pan-American Life Insurance Company
                                                Account No. 1100-29496

Accompanying information                        Name of Company:    Credit Acceptance Corporation
                                                Description of
                                                Security:           7.99% Senior Notes Due July 1, 2001

                                                PPN:                225310 A@ 0

                                                Due date and application (as among principal, Make-Whole Amount and interest) of the payment being made:

                                                Contact name and telephone no.:

Address for notices related to                  Pan-American Life Insurance Company
payments                                        Pan American Life Center
                                                601 Poydras Street
                                                New Orleans, LA  70130
                                                Attn:  Investment Department - 28th Floor, Bond & Stock Accounting

Address for all other notices                   Pan-American Life Insurance Company
                                                Pan American Life Center
                                                601 Poydras Street
                                                New Orleans, LA  70130
                                                Attn:  Investment Department - 28th Floor, Fixed Income Securities

Instructions re:  Delivery of Notes             Pan-American Life Insurance Company
                                                Pan American Life Center
                                                601 Poydras Street
                                                New Orleans, LA  70130
                                                Attn:  Marylyn Andree, Investment Department - 28th Floor






CREDIT ACCEPTANCE CORPORATION         ANNEX 1-46        NOTE PURCHASE AGREEMENT

                                   ANNEX 1
                    INFORMATION AS TO PURCHASERS (Cont.)



PURCHASER NAME                 PAN-AMERICAN LIFE INSURANCE COMPANY
Other Instructions             Signature Block:

                               PAN-AMERICAN LIFE INSURANCE COMPANY

                               By:________________________________
                                Name:
                                Title:

Tax identification number      72-0281240





CREDIT ACCEPTANCE CORPORATION       ANNEX 1-47        NOTE PURCHASE AGREEMENT

                                    ANNEX 2
                        PAYMENT INSTRUCTIONS AT CLOSING

         In accordance with Section 1.2(b) of the Agreement, the Company authorizes and directs you to make payment for the Note or Notes being purchased by you by payment by federal funds wire transfer in immediately available funds of the purchase price thereof to:

                                  COMERICA BANK
                                  DETROIT, MICHIGAN
                                  ABA #072 000 096
                                  ACCOUNT NAME: CREDIT ACCEPTANCE CORPORATION
                                  ACCOUNT NO.: 10 76 135 068





                                   ANNEX 2-1

                                    ANNEX 3
                           INFORMATION AS TO COMPANY

PART 2.2(a) -- FINANCIAL STATEMENTS.

         The Company has provided to the purchasers of the Notes (i) the consolidated balance sheets of the Company and its Subsidiaries as of December 31, 1994 and December 31, 1995 (audited) and the related statements of income, shareholders' equity and cash flows for such years and (ii) the consolidated balance sheet of the Company and its Subsidiaries as of March 31, 1996 (unaudited) and the related statements of income and cash flows for such period.

PART 2.2(b) -- DEBT.

         The Company is indebted to Comerica Bank pursuant to a Continuing collateral Mortgage dated April 28, 1994 in the amount of $4,119,754 (as of June 30, 1996), secured by a first lien on the Silver Triangle Building, 25505 West Twelve Mile Road, Southfield, Michigan. As of June 30, 1996, the current portion of such indebtedness was $214,117.

         The Company and CAC UK are indebted to Comerica Bank, LaSalle National Bank, Bank Hapoalim, B.M., NBD Bank, Fifth Third Bank of Northwestern Ohio, N.A., Mercantile Bank of St. Louis National Association, The Sumitomo Bank, Limited, Chicago Branch, Harris Trust and Savings Bank and The Bank of New York (collectively, the "Banks") pursuant to a $152,000,000 unsecured Amended and Restated Credit Agreement, dated as of January 8, 1996, as amended (the "Credit Agreement"). As of June 30, 1996, the Company and CAC UK were indebted to the Banks under the Credit Agreement in an amount totalling $105,590,000, $62,628,960 of which is current. There is no collateral securing the indebtedness, other than a customary right of each Bank, upon acceleration of the indebtedness under the Credit Agreement, to apply to the payment of such indebtedness any and all balances, credits, deposits, accounts or moneys of the Company or CAC UK then or thereafter with such Bank.

         The Company has unsecured senior indebtedness outstanding in the amount of $60,000,000 pursuant to the separate Note Purchase Agreements, each dated as of October 1, 1994, as amended as of November 15, 1995 and August 28, 1996, between the Company and each of the purchasers listed on Annex 1 thereto. Of this amount, $6,600,000 is current.

         CAC UK is indebted to National Westminster Bank PLC in the amount of L2,000,000 under a revolving credit facility letter dated March 1, 1996, all of which indebtedness is current. Such indebtedness is secured by an irrevocable standby letter of credit issued by Comerica Bank in the amount of #2,000,000.





                                   ANNEX 3-1

                                    ANNEX 3
                       INFORMATION AS TO COMPANY (CONT.)


PART 2.3 -- SUBSIDIARIES AND AFFILIATES.

(I)      SUBSIDIARIES:
         ------------
                                                   JURISDICTION OF
                                                   INCORPORATION/
                                                   ORGANIZATION
                                                   ------------
Buyers Vehicle Protection Plan, Inc.               Michigan
Credit Acceptance Corporation Life
  Insurance Company                                Arizona
Credit Acceptance Corporation of
  Nevada, Inc.                                     Nevada
Credit Acceptance Corporation of
  South Dakota, Inc.                               South Dakota
CAC International, Inc.                            Michigan
Credit Acceptance Property and
  Casualty Agency, Inc.                            Michigan
CAC Insurance Agency of Ohio, Inc.                 Ohio*
Credit Acceptance Corporation UK
  Limited                                          England**
CAC of Canada, Limited                             Canada
CAC Leasing, Inc.                                  Michigan

*100% of the common stock, representing a 1% equity interest, of this Subsidiary is held by an unrelated third party, resident in Ohio, in order to qualify for the issuance of an Ohio insurance agency license.

**Two shares of stock are issued and outstanding, one of which is owned by the Company and one of which is owned by CAC International.

All Subsidiaries are 100% owned by the Company, except as noted above.

(II)     AFFILIATES:

         1. See the list of Subsidiaries listed in Part 2.3(I) above, which is incorporated herein by reference. The Company also controls a non-profit, directorship-based (no members or voting stock) association, CAC Dealer Association.

         2. The Donald A. Foss Revocable Living Trust is a 52.6% shareholder of the Company.

         3. The following companies are owned or controlled by Donald A. Foss, his spouse, or trusts established for his or her benefit or the benefit of his or her immediate family:





                                  ANNEX 3-2

                                    ANNEX 3
                       INFORMATION AS TO COMPANY (CONT.)

                Larry Lee's Auto Finance Center, Inc.
                KAF Agency, Inc.
                KAF Agency of Ohio, Inc.
                American Dealer Enterprise Group LLC (owned by Larry Lee's
                    Auto Finance Center, Inc.)
                Mark Enterprises, LLC (owned by American Dealer Enterprise
                    Group LLC)
                Detroit II Leasing Company (owned by Larry Lee's Auto Finance
                    Center, Inc.)
                Foss Realty, LLC
                Detroit II Air, LLC

PART 2.6(A) -- LITIGATION.

1. Credit Acceptance Corporation v. Lisa Jeanne Ertle, State of Minnesota, Ramsey County District Court. The Company brought this action to collect upon a defaulted installment contract in the amount of approximately $1,400.00. The defendant has asserted counterclaims against the Company on behalf of herself and a purported class of "all persons similarly situated who have entered into Motor Vehicle Retail Installment Contracts which have been assigned to [the Company] representing motor vehicle sales from motor vehicle dealers in the State of Minnesota." The counterclaim alleges that the Company has acted improperly by not having a license to conduct its business in Minnesota, charges usurious interest rates and, together with participating dealers, sets the prices of used vehicles at artificially high levels. The counterclaim reserves the right to add claims based upon the Federal RICO statute. The Company has denied the substantive allegations of the counterclaim and has operated in Minnesota on the basis of written advice from the Minnesota Department of Commerce that no license is required.

2. Kenneth Ray Lee, Lisa Jeanne Ertle, Brenda Osen, Juan Martinez, Amy Schwandt, Glenda Richards, Michael O'Donnell, John Kant and Kim Swanson, on behalf of themselves and all others similarly situated, Plaintiffs v. L.B. Sales, Inc. d/b/a Continental Motors, Credit

         Acceptance Corporation, Community Credit Corporation, Bankers & Shippers Insurance Company, First Lenders Insurance Company and John Doe and Mary Doe, Defendants, United States District Court, District of Minnesota, Fourth Division. This case was commenced as a purported class action on July 20, 1994 in Ramsey County District Court, Minnesota, and was subsequently removed to Federal Court by the defendants. The complaint alleges violations of the Minnesota Motor Vehicle Retail Installment Sales Act, the United States Truth-In-Lending Act, Minnesota Usury laws, breaches of warranty, common law fraud and violations of the United States Racketeer Influenced and Corrupt Organizations Act. It suggests on its face that the case referred to in item 1 above is consolidated with this case. The Company has filed an answer denying the substantive allegations of the complaint and has filed counterclaims against certain of the named plaintiffs for collection of amounts due under the installment contracts for the purchase of motor vehicles. The discovery now is closed; and the court-





                                   ANNEX 3-3

                                    ANNEX 3
                       INFORMATION AS TO COMPANY (CONT.)


         imposed dates for filing another amended complaint and for filing and hearing plaintiffs' motion for class certification have passed without any action having been taken by plaintiffs. The Company has brought a motion for summary judgment seeking the dismissal of all claims against it. The motion has been fully briefed and presented to the court for decision. Oral argument on the motion concluded on August 7, 1996 and at the conclusion of the hearing, the court orally ruled that the plaintiffs' claims against the Company would be dismissed in their entirety. No order containing those rulings has been received.

3. Alan W. Wadlington, Tammy M. Berry, Chip C. Brunette, for themselves and all other persons similarly situated, Plaintiffs v. Credit Acceptance Corporation, Leiken & Ingber, P.C., George Leiken, Howard Alan Katz, P.C. and Howard Alan Katz, Defendants, United States District Court, Western District of Michigan. This case was filed as a purported class action in April 1994, alleging violations of the United States Fair Debt Collection Practices Act, the United States Racketeer Influenced and Corrupt Organizations Act and Michigan consumer protection statutes. On September 6, 1994, the Court issued a judgment in favor of the defendants on the federal claims (the plaintiffs had earlier withdrawn their RICO claim) by granting motions for summary judgment. At the same time, the Court dismissed, without prejudice, the state law claims. The plaintiffs appealed to the Sixth Circuit Court of Appeals. On February 21, 1996, the Court of Appeals issued its opinion affirming judgment in favor of the Company.

         Although the federal case now is concluded, the state court collection case which the Company instituted against Tammy M. Berry and Chip C. Brunette remains pending in Kent County Circuit Court. The case is entitled "Credit Acceptance Corp., Plaintiff v. Tammy M. Berry and Chip C. Brunette, Defendants," Case No. 93-06169-CK. Berry and Brunette recently filed a class action counterclaim against the Company and removed the case from the district court to state circuit court. The counterclaim attempts to plead essentially the same state law claims which had been dismissed without prejudice from the federal court case. The Company filed a motion seeking summary dismissal of the counterclaim. That motion, however, was denied without prejudice to the Company's renewal of the motion after discovery. The Company plans to file an application for leave to appeal from the July 17, 1996 order denying its motion for summary judgment. Berry's class certification motion must be filed by December 31, 1996. No trial date has been set.

4. Due to the consumer-oriented nature of the industry in which the Company operates, industry participants frequently are named as defendants in litigation involving alleged violations of state, federal and foreign truth-in-lending, credit availability, credit reporting, consumer protection, warranty, debt collection, insurance and other consumer-oriented laws and regulations, if applicable. Many of these cases are filed as purported class actions and seek damages in large dollar amounts. Although the Company has been, and is currently, involved in litigation of this type, the Company's experience has been





                                   ANNEX 3-4

                                    ANNEX 3
                       INFORMATION AS TO COMPANY (CONT.)


         that such claims are often brought as counterclaims in response to efforts by the Company to collect delinquent accounts and have not been financially significant.

5. In December 1995, the Company was notified orally by the Department of Consumer and Regulatory Affairs of the Government of the District of Columbia that it may be operating in that jurisdiction improperly due to (a) the lack of a required license; and (b) the failure to have installment contract forms approved by the Department. The Company has filed an application for the license and has submitted the form of installment contract used in the District of Columbia therewith.
         Based upon preliminary discussions with regulatory authorities, the Company believes that this matter will be resolved in a manner that will not result in a material adverse effect on the Company and its Subsidiaries, taken as a whole. Pending resolution of this matter, the Company has voluntarily ceased accepting installment contracts from dealers in the District of Columbia.

6. In connection with a public offering of securities that was consummated in September 1995, the Company obtained opinions from counsel in each jurisdiction in which it does business with respect to, among other things, compliance with licensing laws. Certain of such counsel were unable to opine that the Company's subsidiary, Credit Acceptance Corporation Property & Casualty Agency, Inc. did not require licensing as an insurance agency in connection with the Company's point-of-sale dual interest collateral protection insurance program. The Company has filed an application for such license in Illinois (a state in which a significant volume of business is conducted where counsel raised the licensing issue) and intends to file applications in Connecticut, Idaho, Maine, Massachusetts, New Mexico, North Carolina, Oregon, Virginia, Washington and in any other jurisdiction in which the question of proper licensing is raised.

7. In March 1996, the Company received requests for information respecting the operation of the point-of-sale dual interest collateral protection insurance program in the State of Minnesota as part of a review by the Department of Commerce of such program. The Company is cooperating with the request for information and does not believe that the matter will result in a material adverse effect on the Company and its Subsidiaries, taken as a whole.

8. Ann M. LaBarre, individually and on behalf of all persons similarly situated v. Credit Acceptance Corporation, Bankers and Shippers Insurance Company and First Lenders Insurance Services, Inc., United States District Court, District of Minnesota, Fourth Division. This case was commenced on June 19, 1996 as a purported class action by the same attorneys representing the plaintiffs in Lee. The allegations are substantially similar to those made in Lee. The Company has filed an answer to the complaint and is attempting to get the case re-assigned to the judge presiding over Lee.

9. Credit Acceptance Corporation, Plaintiff, v. Hosea Garrett, Defendant/Third-Party Plaintiff, v. Credit Acceptance Corporation and Spirit Nissan Jeep Eagle, Inc., Third-Party Defendants, in the Circuit Court for Talladega County, Alabama. The Company brought





                                   ANNEX 3-5

                                    ANNEX 3
                       INFORMATION AS TO COMPANY (CONT.)


                 this action to collect upon a defaulted installment contract in the amount of $7,209.13. The Defendant has asserted counterclaims against the Company on behalf of himself and a purported class of "Each and every person who has entered into
                 a dealer contract or entered into a    loan on a precomputed
                 installment contract with the defendant Spirit on which credit life insurance and accident and health insurance was written on a gross balance and the contract was financed by and through the defendant Credit Acceptance Corporation; and each and every person who purchased an extended service contract by and through the defendant Spirit; and each and every person who entered into a dealer contract or entered into a loan on an installment contract with Defendant Spirit and for which defendant Credit Acceptance Corporation provided the financing, wherein the aforementioned Defendants shared finance charges produced as a result of the contract." The Company has denied the substantive allegations of the counterclaim and is actively challenging the propriety of the class certification. The counterclaim alleges that the Company participated in a scheme to defraud purchasers of automobiles in Alabama by requiring purchasers of the vehicles to purchase credit life insurance for the entire value of the loan obligation as opposed to the value of the collateral. At all relevant times, the Company was acting in accordance with the regulations promulgated by the Alabama Department of Banking.

10. Beverly Royal v. Credit Acceptance Corporation, Walt Allinder Daihatsu and Western Diversified Life Insurance Company, in the Circuit Court of Jefferson County, Alabama. This case was brought by Beverly Royal against the Company and the other Defendants alleging substantially the same violations as referenced in number 9 above. Ms. Royal and Mr. Garrett (above) are represented by the same attorney. At present, the Plaintiff has not sought class certification. The Company is defending the allegations brought by Ms. Royal in the same fashion as it is defending the claims raised in number 9 above.

PART 2.8(d) -- QUALIFICATION AS FOREIGN CORPORATION.

         The Company is qualified to do business in 47 states (excluding Alaska, Nevada and South Dakota) and the District of Columbia, and its Subsidiary, Buyers Vehicle Protection Plan, Inc., is qualified to do business in 49 states (excluding Alaska) and the District of Columbia. The Company's other Subsidiaries are not qualified to do business in states other than their respective states of incorporation.

PART 2.10(b) -- AGREEMENTS RESTRICTING ABILITY TO INCUR DEBT.

         The only agreements to which the Company or any Subsidiary is a party that restrict the ability to incur Debt are (a) the Credit Agreement and (b) the separate Note Purchase Agreements, each dated as of October 1, 1994, between the Company and each of the purchasers listed on Annex 1 thereto.

PART 2.18(a) -- USE OF PROCEEDS.





                                  ANNEX 3-6

                                    ANNEX 3
                       INFORMATION AS TO COMPANY (CONT.)


         The net proceeds from the sale of the Notes will be used to repay outstanding Debt of the Company to the Banks under the Credit Agreement.

PART 6.6(a)(V) -- CERTAIN LIENS EXISTING ON THE CLOSING DATE.

         The only Liens existing on Property of the Company or any Restricted Subsidiary as of the Closing Date are described in Part 2.2(b) above.

PART 6.17(a) -- UNRESTRICTED SUBSIDIARIES.

         None.





                                  ANNEX 3-7

                                                                       EXHIBIT A

                               [FORM OF NOTE]
         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS NOTE WITHOUT REGISTRATION UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


                         CREDIT ACCEPTANCE CORPORATION

                       7.99% SENIOR NOTE DUE JULY 1, 2001

NO. R-___
$____________
PPN:     225310 A@ 0
                                                                        [DATE]


         CREDIT ACCEPTANCE CORPORATION, a Michigan corporation (the "Company"), for value received, hereby promises to pay to ____________ or registered assigns the principal sum of ____________ DOLLARS ($____________) on July 1, 2001 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of seven and ninety-nine one-hundredths percent (7.99%) per annum, semi-annually on the first (1st) day of January and July in each year, commencing on the later of January 1, 1997 or the payment date next succeeding the date hereof, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or
(b) nine and ninety-nine one-hundredths percent (9.99%) per annum.

         Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (defined below).

         This Note is one of an issue of Notes of the Company issued in an aggregate principal amount limited to Seventy Million Dollars ($70,000,000) pursuant to the Company's separate Note Purchase Agreements, each dated as of August 1, 1996 (collectively, as may be amended from time to time, the "Note Purchase Agreement"), with the purchasers listed on Annex 1 thereto. This Note is entitled to the benefits of the Note Purchase Agreement and the terms thereof are incorporated herein by reference. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without a Make-Whole Amount and in other cases with a Make-Whole Amount. The





                                  EXHIBIT A-1

Company agrees to make required prepayments on account of such Notes in accordance with the provisions of the Note Purchase Agreement.

         This Note is a registered Note and is transferable only by surrender hereof at the principal office of the Company as specified in the Note Purchase Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

         Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (in certain cases together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

         THIS NOTE AND THE NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL CONNECTICUT LAW.

                                        CREDIT ACCEPTANCE CORPORATION



                                        By________________________________
                                          Name:
                                          Title:





                                  EXHIBIT A-2

                                                                      EXHIBIT B1

                     [FORM OF COMPANY'S COUNSEL OPINION]

                     [Letterhead of Dykema Gossett PLLC]


                                                                  [Closing Date]


To each of the Persons
listed on Annex 1 hereto

         Re:     Credit Acceptance Corporation, a Michigan corporation (the
"Company")

Ladies and Gentlemen:

         We have acted as special counsel to the Company and have provided this opinion pursuant to the separate Note Purchase Agreements, each dated as of August 1, 1996 (collectively, the "Note Purchase Agreement"), between the Company and each of the purchasers listed on Annex 1 thereto (the "Purchasers"), which provides, among other things, for the issuance and sale by the Company of its 7.99% Senior Notes due July 1, 2001, in the aggregate principal amount of Seventy Million Dollars ($70,000,000). The capitalized terms used herein and not defined herein have the meanings specified in the Note Purchase Agreement.

         The law covered by the opinions expressed herein is limited to the federal law of the United States and the laws of the State of Michigan. In rendering the opinion in paragraph (4) below, we have assumed that the laws of the State of Connecticut as to the enforceability of the Note Purchase Agreement and the Notes are not different from the State of Michigan (excluding the choice of law rules). In this regard, insofar as our opinions may involve the laws of the State of Connecticut, we have relied, with the Purchasers' consent, solely upon the opinion of Hebb & Gitlin, counsel to the Purchasers referred to below.

         In our examination, we have assumed the genuineness of all signatures (other than signatures of officers of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals or copies, the conformity with originals of all documents submitted to us as copies and, as to documents executed by the Purchasers and Persons other than the Company, that each such Person executing documents had the power to enter into and perform its obligations under such documents, and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such Persons.

         In rendering our opinion, we have relied, without further investigation or analysis, upon certificates of officers of the Company attached hereto; warranties and representations as to certain factual matters made by the Company and by the Purchasers in the Note Purchase Agreement and in related documents delivered to the Purchasers at the Closing pursuant thereto; a letter to us and certain other Persons from the Placement Agent, describing the





                                  EXHIBIT B1-1
manner of the offering of the Notes (the "Offeree Letter"); and said opinion of Hebb & Gitlin with respect to all matters of Connecticut law.

         In acting as such counsel, we have examined:

                 (a)      the Note Purchase Agreement;

                 (b) the Company's 7.99% Senior Notes due July 1, 2001, dated the date hereof, in the form of Exhibit A to the Note Purchase Agreement and registered in the names, in the principal amounts and with the registration numbers set forth on Annex 1 to the Note Purchase Agreement (the "Notes");

                 (c) the documents executed and delivered by the Company in connection with the transactions contemplated by the Note Purchase Agreement;

                 (d) the bylaws of the Company, the records of proceedings of the board of directors of the Company and a certified copy of the articles of incorporation of the Company, as in effect on the date hereof;

                 (e) a good standing certificate from the state of incorporation of the Company, good standing certificates from the state of incorporation of each Subsidiary, and foreign good standing certificates for each of such corporations from each of the states set forth in Part 2.8(d) of Annex 3 to the Note Purchase Agreement;

                 (f) the agreements identified as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (other than any such agreements which are expired, terminated or superceded), together with the amendments dated as of April 19, 1996 and July 1, 1996 to the Credit Agreement (such agreements and notes are referred to herein collectively as the "Material Agreements");

                 (g) the opinion of Hebb & Gitlin, counsel to the Purchasers, dated the date hereof;

                 (h) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render this opinion; and

                 (i) the Third Amendment to the Credit Agreement, dated August 28, 1996, which includes the consent of the Banks to be delivered to the Purchasers pursuant to Section 3.8 of the Note Purchase Agreement, and the letter, dated August 28, 1996, from Comerica Bank, as agent for the Banks.

         Whenever our opinions herein are indicated to be to our knowledge or awareness, it is intended to signify that during the course of our representation of the Company as set forth above, no information has come to the attention of the attorneys of this firm who have given substantive attention to matters concerning the Company which would give such attorneys actual knowledge of the existence or absence of facts contrary to such opinions. However, except to the extent expressly set forth herein, we have not undertaken an independent investigation to





                                  EXHIBIT B1-2
determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of the Company as set forth above.

         The opinions in paragraphs (1) and (2) below as to the good standing of the Company and the Subsidiaries are based solely upon certificates from public officials of the states and countries listed in Part 2.3 and Part 2.8(d) of Annex 3 to the Note Purchase Agreement; however, we have no knowledge of information that would lead us to believe otherwise.

         Based upon and subject to the foregoing and to the additional assumptions, qualifications and limitations set forth herein, we are of the opinion that:

         1. Each of the Company and the Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation and has the corporate power and authority to carry on its business and own its Property.

         2. Each of the Company and the Subsidiaries has duly qualified and is in good standing as a foreign corporation in each state listed on Part 2.8(d) of Annex 3 to the Note Purchase Agreement.

         3. The Company has the corporate power and authority to execute and deliver the Note Purchase Agreement, to issue and sell the Notes as set forth in, and subject to the terms and conditions of, the Note Purchase Agreement, and to perform its obligations set forth in each of the Note Purchase Agreement and the Notes.

         4. Each of the Note Purchase Agreement and the Notes has been duly authorized by all necessary corporate action on the part of the Company, has been executed and delivered by duly authorized officers of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (a) the enforceability thereof may be limited by or subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter affecting creditors' rights generally, and (b) rights or remedies (including, without limitation, acceleration, specific enforcement and injunctive relief) may be limited by equitable principles of general applicability (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and may be subject to the discretion of the court before which any proceedings therefor may be brought.

         5. All consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications and recordations with, Governmental Authorities required on the part of the Company have been obtained in connection with the execution and delivery of the Note Purchase Agreement and the Notes and the issuance and sale of the Notes.

         6. The execution and delivery of the Note Purchase Agreement and the Notes, and the issuance and sale of the Notes, in accordance with, and subject to the terms and conditions of, the Note Purchase Agreement, by the Company and the performance by the Company of its obligations thereunder do not
(a) violate the articles of incorporation or bylaws of the Company, (b) violate any applicable statute, rule or regulation to which the Company is subject, or
(c) result





                                  EXHIBIT B1-3
in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien or encumbrance upon any of its Property or the Property of a Subsidiary pursuant to any Material Agreement.

         7. Under existing law, the offering, issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement are exempt transactions under the Securities Act and neither the registration of the Notes under the Securities Act, nor the qualification of an indenture with respect thereto under the Trust Indenture Act of 1939, as amended, is required in connection with such transactions.

         8. Neither the issuance of the Notes nor the intended use of the proceeds of the Notes (as set forth in Part 2.18(a) of Annex 3 to the Note Purchase Agreement) will violate Regulations G, T, U or X of the Federal Reserve Board.

         9. Neither the issuance and sale of the Notes nor the performance by the Company of its obligations under the Note Purchase Agreement is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts, as amended, or the Federal Power Act, as amended.

         10. Except as set forth in Part 2.3 of Annex 3 to the Note Purchase Agreement, all of the shares of the Subsidiaries have been validly issued in the name of the Company and, to our knowledge, the Company owns such shares free and clear of any Lien.

         We hereby confirm, based solely upon inquiries of responsible officers of the Company, the certificate of Brett A. Roberts attached hereto and representations made by the Company in the Note Purchase Agreement, that, to our knowledge, there are no actions, suits or proceedings pending, or overtly threatened in writing against, the Company or any one or more of the Subsidiaries, at law or in equity, before any court or Governmental Authority except for any such action, suit or proceeding arising in the ordinary course of the Company's business and those set forth in Part 2.6(a) of Annex 3 to the Note Purchase Agreement.

         In rendering the opinions expressed in paragraph (7), we have further assumed, without investigation, (a) that neither the Company nor any person or other entity will, after the offer, issue, sale, and delivery of the Notes, take or omit to take any action which would cause such offer, issue, sale, and delivery of the Notes not to constitute an exempt transaction under the Securities Act, and (b) the accuracy and completeness of the Offeree Letter.
We express no opinion as to the conditions under which the Notes may be resold.

         In rendering this opinion, we assume no obligation to revise or supplement this opinion should any law now in effect be changed by legislative action, judicial decision or otherwise.

         We acknowledge that this opinion is being issued at the request of the Company pursuant to Section 3.1 of the Note Purchase Agreement and we agree that the parties listed on Annex 1 hereto may rely and are relying hereon in connection with the consummation of the transactions contemplated by the Note Purchase Agreement. Hebb & Gitlin may rely on this opinion for the sole purpose of rendering their opinion to be rendered pursuant to Section 3.1(b) of the Note Purchase Agreement.





                                  EXHIBIT B1-4

         This opinion is solely for the information of the addressees hereof, and is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any governmental agency or other person without our prior written consent (except that you may furnish a copy hereof (i) to any one or more of your employees, officers, directors, agents, attorneys, accountants or professional consultants, (ii) to any state or federal authority or independent insurance board or body having regulatory jurisdiction over any holder of a Note, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action in which you are a party arising out of or in respect of the transactions contemplated under the Note Purchase Agreement, and (v) for informational and due diligence purposes only, to prospective transferees of the Notes). Other than the addressees hereof, no one is entitled to rely on this opinion.

                                        Very truly yours,





                                  EXHIBIT B1-5

                                   ANNEX 1
                                 ADDRESSEES

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111

UniCare Life & Health Insurance Company
21555 Oxnard Street 7B
Woodland Hills, California  91367

CM Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111

Nationwide Life Insurance Company
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220

Phoenix Home Life Mutual Insurance Company
56 Prospect Street
Hartford, Connecticut  06115-0480

Central States Health & Life Company of Omaha
30 N. LaSalle Street
Suite 3600
Chicago, Illinois 60602

The Charles Schwab Trust Company
FBO Guarantee Income Life Insurance Company
30 N. LaSalle
Suite 3600
Chicago, Illinois 60602

American Community Mutual Insurance
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602

Central Re Corp. & Phoenix
30 N. LaSalle
Suite 3600
Chicago, Illinois 60602

Lone Star Life Insurance Company
30 N. LaSalle
Suite 3600
Chicago, Illinois 60602





                                  EXHIBIT B1-6

Ozark National Life Insurance Company
30 N. LaSalle
Suite 3600
Chicago, Illinois 60602

CSA Fraternal Life
30 N. LaSalle
Suite 3600
Chicago, Illinois 60602

Kanawha Insurance Company
30 N. LaSalle
Suite 3600
Chicago, Illinois 60602

Old Guard Mutual Insurance Company
30 N. LaSalle
Suite 3600
Chicago, Illinois 60602

Security Benefit Life Insurance Company
700 Harrison
Topeka, Kansas 66636

Aid Association for Lutherans
4321 N. Ballard Road
Appleton, Wisconsin 54919

Globe Indemnity Company
P.O. Box 1000
Charlotte, North Carolina 28201

Royal Indemnity Company
P.O. Box 1000
Charlotte, North Carolina 28201

Safeguard Insurance Company
P.O. Box 1000
Charlotte, North Carolina 28201

American & Foreign Ins. Co.
P.O. Box 1000
Charlotte, North Carolina 28201

Newark Insurance Company
P.O. Box 1000
Charlotte, North Carolina 28201





                                  EXHIBIT B1-7

Combined Insurance Company of America
123 N. Wacker Drive, 29th Floor
Chicago, Illinois  60606

Pan-American Life Insurance Company
Pan American Life Center
601 Poydras Street
New Orleans, Louisiana  70130





                                  EXHIBIT B1-8

                         CREDIT ACCEPTANCE CORPORATION

                             OFFICER'S CERTIFICATE


         I, Brett A. Roberts, a duly elected officer of CREDIT ACCEPTANCE CORPORATION, a Michigan corporation (the "Company"), hereby certify as follows:

         1. I have access to the Company's corporate records and am familiar with the matters certified herein, and I am authorized to execute and deliver this certificate in the name and on behalf of the Company;

         2. There are no actions, suits or proceedings pending, or overtly threatened in writing against, the Company or any of its subsidiaries, at law or in equity, before any court or Governmental Authority (as defined in the Note Purchase Agreements dated as of August 1, 1996 between the Company and the purchasers listed on Annex 1 thereto) except for any such action, suit or proceeding arising in the ordinary course of the Company's business and those set forth in Part 2.6(a) of Annex 3 to such Note Purchase Agreements.

         IN WITNESS WHEREOF, I have executed this certificate in the name and on behalf of the Company on August ___, 1996.


                                        CREDIT ACCEPTANCE CORPORATION



                                        By___________________________________
                                           Brett A. Roberts
                                           Treasurer and Chief Financial Officer





                                  EXHIBIT B1-9

                        SUBSIDIARY OFFICER'S CERTIFICATE


         The undersigned, Richard E. Beckman, a duly elected officer of Credit Acceptance Corporation, a Michigan corporation (the "Company"), and the companies listed below (the "Subsidiaries"), all of which are subsidiaries of the Company, hereby certifies as follows:

         1. I have access to the Company's and the Subsidiaries' corporate records and am familiar with the matters certified herein, and I am authorized to execute and deliver this certificate in the name and on behalf of the Company and the Subsidiaries;

         2. Since October 1, 1994, none of the Subsidiaries have issued any capital stock, except that CAC Insurance Agency of Ohio, Inc. has recapitalized such that 10 shares of common stock are outstanding and are owned by Thomas Ciatti and 1,000 shares of preferred stock are outstanding and are owned by the Company;

         3. The Company has not transferred or in any way disposed of any of the shares of the Subsidiaries and holders all of the certificates evidencing the outstanding capital stock of the Subsidiaries (other than a certificate for 10 shares of common stock of CAC Insurance Agency of Ohio, Inc. held by Thomas Ciatti).

         IN WITNESS WHEREOF, I have executed this certificate in the name and on behalf of the Company and the Subsidiaries on August ___, 1996.

CREDIT ACCEPTANCE CORPORATION
BUYERS VEHICLE PROTECTION PLAN, INC.
CREDIT ACCEPTANCE CORPORATION LIFE INSURANCE COMPANY
CREDIT ACCEPTANCE CORPORATION OF NEVADA, INC.
CREDIT ACCEPTANCE CORPORATION OF SOUTH DAKOTA, INC.
CAC INTERNATIONAL, INC.
CREDIT ACCEPTANCE PROPERTY AND CASUALTY AGENCY, INC.
CAC INSURANCE AGENCY OF OHIO, INC.


By:_____________________________
         Richard E. Beckman

An Authorized Officer





                                 EXHIBIT B1-10

                                                                      EXHIBIT B2

                [FORM OF PURCHASERS' SPECIAL COUNSEL OPINION]

                         [Letterhead of Hebb & Gitlin]


                                                                  [Closing Date]


To each of the Persons
listed on Annex 1 hereto

         Re:     Credit Acceptance Corporation, a Michigan corporation (the
"Company")

Ladies and Gentlemen:

         Reference is made to the separate Note Purchase Agreements, each dated as of August 1, 1996 (collectively, the "Note Purchase Agreement"), between the Company and each of the purchasers listed on Annex 1 thereto (the "Purchasers"), which provide, among other things, for the issuance and sale by the Company of its 7.99% Senior Notes due July 1, 2001, in the aggregate principal amount of Seventy Million Dollars ($70,000,000). The capitalized terms used herein and not defined herein have the meanings specified in the Note Purchase Agreement.

         We have acted as special counsel to the Purchasers in connection with the transactions contemplated by the Note Purchase Agreement. This opinion is being delivered to you pursuant to Section 3.1(b) of the Note Purchase Agreement.

         In acting as such counsel, we have examined:

                 (a)      the Note Purchase Agreement;

                 (b) the Company's 7.99% Senior Notes due July 1, 2001, dated the date hereof, in the form of Exhibit A to the Note Purchase Agreement, and registered in the names, in the principal amounts and with the registration numbers set forth on Annex 1 to the Note Purchase Agreement (the "Notes");

                 (c) a certificate of Senior Officers, substantially in the form attached to the Note Purchase Agreement as Exhibit C;

                 (d) a certificate of the Assistant Secretary of the Company, substantially in the form attached to the Note Purchase Agreement as Exhibit D;

                 (e) a letter to Hebb & Gitlin and certain other Persons from the Placement Agent, describing the manner of the offering of the Notes (the "Offeree Letter");





                                  EXHIBIT B2-1

To each of the Persons
listed on Annex 1 hereto
[Closing Date]
Page 2



                 (f) the opinion of Dykema Gossett PLLC, counsel to the Company, dated the date hereof and delivered to the Purchasers pursuant to Section 3.1(a) of the Note Purchase Agreement; and

                 (g) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render this opinion.

         We have assumed the genuineness of all signatures and documents submitted to us as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural Persons, and that each Person (other than the Company) executing documents had the power to enter into and perform its obligations under such documents, and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, each such Person.

         In rendering our opinion, we have relied, to the extent we deem necessary and proper, on:

                 (A) warranties and representations as to certain factual matters contained in the Note Purchase Agreement;

                 (B)      the Offeree Letter; and

                 (C) such opinion of Dykema Gossett PLLC with respect to all questions

                          (i)     governed by Michigan law, and

                          (ii) concerning the due incorporation, valid existence, good standing and corporate power and authority of, and the authorization, execution and delivery of documents and instruments by, the Company (except that we have made an independent examination of a certified copy of the articles of incorporation of the Company, a good standing certificate with respect to the Company from the Department of Commerce of the State of Michigan and the certificate of the Secretary of the Company setting forth its bylaws and corporate resolutions authorizing its participation in the transactions contemplated by the Note Purchase Agreement);

         based on such investigation as we have deemed appropriate, such opinion is satisfactory in form and scope to us and in our opinion the Purchasers and we are justified in relying thereon.





                                  EXHIBIT B2-2

To each of the Persons
listed on Annex 1 hereto
[Closing Date]
Page 3



         Based on the foregoing, we are of the following opinions:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Michigan.

         2. The Company has the corporate power and authority to execute and deliver the Note Purchase Agreement, to issue and sell the Notes and to perform its obligations set forth in each of the Note Purchase Agreement and the Notes.

         3. Each of the Note Purchase Agreement and the Notes has been duly authorized by all necessary corporate action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         4. No consent, approval or authorization of any Governmental Authority is required on the part of the Company under the laws of the United States of America or the State of Connecticut in connection with the execution and delivery by the Company of each of the Note Purchase Agreement and the Notes, and the issuance and sale of the Notes by the Company. Our opinion in this paragraph 4 is based solely on a review of generally applicable laws of the United States of America and the State of Connecticut, and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company.

         5. The execution and delivery of the Note Purchase Agreement and the Notes, and the issuance and sale of the Notes, by the Company and the performance by the Company of its obligations thereunder do not violate the articles of incorporation or bylaws of the Company.

         6. Under existing law, neither the registration of the Notes under the Securities Act, nor the qualification of an indenture with respect to any thereof under the Trust Indenture Act of 1939, as amended, is required in connection with the offering, issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement.

         All opinions contained herein with respect to the enforceability of documents and instruments are qualified to the extent that:

                 (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

                 (b) the enforceability of certain provisions of the Note Purchase Agreement and the Notes may be limited by





                                  EXHIBIT B2-3

To each of the Persons
listed on Annex 1 hereto
[Closing Date]
Page 4




                          (i) applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, and

                          (ii) common law or statutory requirements with respect to commercial reasonableness.

         Except in reliance on such opinion of Dykema Gossett PLLC, we express no opinion as to the law of any jurisdiction other than the law of the State of Connecticut and United States federal law.

         Future holders of the Notes may rely on this opinion as if it were addressed to them.

                                        Very truly yours,





                                  EXHIBIT B2-4

                                   ANNEX 1
                                 ADDRESSEES

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111

UniCare Life & Health Insurance Company
21555 Oxnard Street 7B
Woodland Hills, California  91367

CM Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111

Nationwide Life Insurance Company
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215

Phoenix Home Life Mutual Insurance Company
56 Prospect Street
Hartford, Connecticut  06115

Central States Health & Life Company of Omaha
30 N. LaSalle Street, Suite 3600
Chicago, Illinois 60602

The Charles Schwab Trust Company
  FBO Guarantee Income Life Insurance Company
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602

American Community Mutual Insurance
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602

Central Re Corp. & Phoenix
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602

Lone Star Life Insurance Company
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602

Ozark National Life Insurance Company
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602





                                  EXHIBIT B2-5

CSA Fraternal Life
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602

Kanawha Insurance Company
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602

Old Guard Mutual Insurance Company
30 N. LaSalle, Suite 3600
Chicago, Illinois 60602

Security Benefit Life Insurance Company
700 Harrison
Topeka, Kansas 66636

Aid Association for Lutherans
4321 N. Ballard Road
Appleton, Wisconsin 54919

Globe Indemnity Company
P.O. Box 1000
Charlotte, North Carolina 28201

Royal Indemnity Company
P.O. Box 1000
Charlotte, North Carolina 28201

Safeguard Insurance Company
P.O. Box 1000
Charlotte, North Carolina 28201

American & Foreign Ins. Co.
P.O. Box 1000
Charlotte, North Carolina 28201

Newark Insurance Company
P.O. Box 1000
Charlotte, North Carolina 28201

Combined Insurance Company of America
123 N. Wacker Drive, 29th Floor
Chicago, Illinois  60606

Pan-American Life Insurance Company
Pan American Life Center
601 Poydras Street
New Orleans, Louisiana  70130





                                  EXHIBIT B2-6

                                                                       EXHIBIT C

                        [FORM OF OFFICERS' CERTIFICATE]


                         CREDIT ACCEPTANCE CORPORATION
                            CERTIFICATE OF OFFICERS


         We, Richard E. Beckman and Donald A. Foss, each hereby certify that we are, respectively, the President and Chief Operating Officer and the Chairman and Chief Executive Officer of CREDIT ACCEPTANCE CORPORATION, a Michigan corporation (the "Company"), and that, as such, we have access to its corporate records and are familiar with the matters certified herein, and we are authorized to execute and deliver this certificate in the name and on behalf of the Company, and that:

                 1.       This certificate is being delivered pursuant to
         Section 3.3(a) of the Company's separate Note Purchase Agreements, each dated as of August 1, 1996 (collectively, the "Note Purchase Agreement"), with each of the purchasers listed on Annex 1 thereto (collectively, the "Purchasers"). The terms used in this certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

                 2.       The warranties and representations contained in
         Section 2 of the Note Purchase Agreement are true in all material respects on the date hereof with the same effect as though made on and as of the date hereof.

                 3. The Company has performed and complied with all agreements and conditions contained in the Note Purchase Agreement that are required to be performed or complied with by the Company before or at the date hereof.

                 4. John Cavanaugh, from prior to August 8, 1996 to the date hereof, inclusive, has been and is the duly elected, qualified and acting Assistant Secretary of the Company, and the signature appearing on the Certificate of Secretary dated the date hereof and delivered to the Purchasers contemporaneously herewith is such person's genuine signature.





                                  EXHIBIT C-1

         IN WITNESS WHEREOF, we have executed this certificate in the name and on behalf of the Company on August __, 1996.

                                        CREDIT ACCEPTANCE CORPORATION



                                        By______________________________
                                          Name:   Richard E. Beckman
                                          Title:  President and Chief Operating
                                                  Officer


                                        By______________________________
                                          Name:   Donald A. Foss
                                          Title:  Chairman and Chief Executive
                                                  Officer





                                  EXHIBIT C-2

                                                                       EXHIBIT D

                 [FORM OF ASSISTANT SECRETARY'S CERTIFICATE]


                         CREDIT ACCEPTANCE CORPORATION
                       CERTIFICATE OF ASSISTANT SECRETARY



         I, John P. Cavanaugh, hereby certify that I am the duly elected, qualified and acting Assistant Secretary of CREDIT ACCEPTANCE CORPORATION, a Michigan corporation (the "Company"), and that, as such, I have access to its corporate records and am familiar with the matters certified herein, and I am authorized to execute and deliver this certificate in the name and on behalf of the Company, and that:

                 1.       This certificate is being delivered pursuant to
         Section 3.3(b) of the Company's separate Note Purchase Agreements, each dated as of August 1, 1996 (collectively, the "Note Purchase Agreement"), with each of the purchasers listed on Annex 1 thereto (collectively, the "Purchasers"). The terms used in this certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

                 2. Attached hereto as Attachment A is a true and correct copy of resolutions, and the preamble thereto, adopted by the Board of Directors of the Company on August 8, 1996, and such resolutions and preamble set forth in Attachment A hereto were duly adopted by such Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.

                 3. The documents listed below were executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Attachment A hereto and such documents as executed are substantially in the form submitted to and approved by the board of directors of the Company as aforementioned:

                          (a) the Note Purchase Agreement, providing for the sale by the Company and the purchase by the Purchasers of the Company's 7.99% Senior Notes due July 1, 2001 (the "Notes"); and

                          (b)     the Notes.

                 4. Attached hereto as Attachment B is a true, correct and complete copy of the bylaws of the Company as in full force and effect on and as of the date hereof, which bylaws were last amended by the Board of Directors of the Company on, and have been in full effect in such form at all times from October 28, 1994 to the date hereof, inclusive, without modification or amendment in any respect.





                                  EXHIBIT D-1

                 5. Each of the following named persons is and has been a duly elected, qualified and acting officer of the Company holding the office or offices set forth below opposite such person's name from prior to August 8, 1996 to the date hereof, inclusive:


            Name                      Office               Signature

         Donald A. Foss         Chairman of the Board and
                                Chief Executive Officer
/s/________________________

                                President and
         Richard E. Beckman     Chief Operating Officer
/s/________________________

                                Treasurer and
         Brett A. Roberts       Chief Financial Officer
/s/________________________

         Allan V. Apple         Secretary
/s/________________________

         John P. Cavanaugh      Assistant Secretary
/s/________________________

                 6. The signature appearing opposite the name of each such person set forth above is such person's genuine signature.

                 7. Attached hereto as Attachment C is a certificate of Good Standing with respect to the Company from the State of Michigan.

                 8. Attached hereto as Attachment D are the Articles of Incorporation of the Company certified by the Director of the Michigan Department of Consumer and Industry Services.

                 9. There have been no amendments or supplements to or restatements of the Articles of Incorporation of the Company since July 31, 1996.

         IN WITNESS WHEREOF, I have executed this certificate in the name and on behalf of the Company on August __, 1996.


                                        CREDIT ACCEPTANCE CORPORATION



                                        ______________________________
                                        Assistant Secretary





                                  EXHIBIT D-2

                                  ATTACHMENT A

                               BOARD OF DIRECTORS

                         CREDIT ACCEPTANCE CORPORATION

                              RESOLUTIONS ADOPTED


         WHEREAS, there has been submitted to this Board a draft of the form of Note Purchase Agreement (together with all exhibits and schedules thereto, the "Note Purchase Agreement"), to be entered into separately by the Company and each of the purchasers listed on Annex 1 thereto (together with any affiliate thereof, the "Purchasers") pursuant to which the Purchasers will purchase from the Company the aggregate principal amount of $70,000,000 of the Company's 7.99% Senior Notes due 2001 (the "Notes"); and

         WHEREAS, this Board has reviewed in detail and discussed the terms and provisions of the Note Purchase Agreement, including the form of the Notes specified therein; and

         WHEREAS, on the basis of its review of the Note Purchase Agreement and of the principal terms and provisions of the transactions provided for therein, this Board deems it advisable and in the best interests of the Company that the transactions provided in the Note Purchase Agreement be consummated substantially in accordance with the provisions of the Note Purchase Agreement; and

         WHEREAS, terms used in these preambles and resolutions and not defined herein shall have the respective meanings specified in the Note Purchase Agreement;

         NOW THEREFORE, BE IT RESOLVED, that the form of, and each of the terms and provisions contained in, the Note Purchase Agreement, are hereby authorized and approved in each and every respect; and each and every transaction effected or to be effected pursuant to and substantially in accordance with the terms of the Note Purchase Agreement, including, but not limited to, each specific transaction that is described, authorized and approved in these resolutions, is hereby authorized and approved in each and every respect;

         RESOLVED, that the Company enter into a Note Purchase Agreement with each of the Purchasers or any affiliate thereof; and that each of the Chairman of the Board, the President, any Vice President, the Treasurer and each other officer of the Company (each an "Authorized Officer") is hereby severally authorized to execute and deliver, in the name and on behalf of the Company, the Note Purchase Agreements, each substantially in the form thereof presented to this Board and heretofore approved, with such changes therein as shall be approved by the officer executing and delivering the same, such approval to be evidenced conclusively by such execution and delivery; and

         RESOLVED, that the Company borrow from the Purchasers an aggregate amount of funds as provided in the Note Purchase Agreement, such indebtedness to be evidenced by the Notes, in the amounts and upon the terms and conditions provided for in the Note Purchase





                                  EXHIBIT D-3

Agreement; and that each of the Authorized Officers is hereby severally authorized to execute and deliver the Notes, in the name and on behalf of the Company, substantially in the form thereof presented to this Board and heretofore approved, with such changes therein as shall be approved by the officer or officers executing and delivering the same, such approval to be evidenced conclusively by such execution and delivery; and

         RESOLVED, that the Company enter into an amendment of the Company's note purchase agreements dated as of October 1, 1994 (the "Second Amendment") to amend certain covenants and defined terms therein to conform the same to the corresponding covenants and defined terms set forth in the Note Purchase Agreement; and

         RESOLVED, that this Board hereby authorizes each of the Authorized Officers, severally, to execute and deliver for and on behalf of the Company the certificates required by the Note Purchase Agreement; and

         RESOLVED, that the Authorized Officers and any person or persons designated and authorized so to act by any Authorized Officer are hereby each severally authorized to do and perform or cause to be done and performed, in the name and on behalf of the Company, all other acts, to pay or cause to be paid, on behalf of the Company, all related costs and expenses and to execute and deliver or cause to be executed and delivered such other notices, requests, demands, directions, consents, approvals, orders, applications, agreements, instruments, certificates, undertakings, supplements, amendments, further assurances or other communications of any kind, under the corporate seal of the Company or otherwise and in the name of and on behalf of the Company or otherwise, as he, she or they may deem necessary, advisable or appropriate to effect the intent of the foregoing resolutions or to comply with the requirements of the instruments approved and authorized by the foregoing resolutions, including, but not limited to, the Note Purchase Agreement, the Notes and the Second Amendment; and

         RESOLVED, that any acts of any Authorized Officer of the Company and of any person or persons designated and authorized to act by any Authorized Officer of the Company, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions, are hereby severally ratified, confirmed, approved and adopted as the acts of the Company; and

         RESOLVED, that each of the Secretary and each Assistant Secretary of the Company is hereby severally authorized and empowered to certify to the passage of the foregoing resolutions under the seal of this Company or otherwise.





                                  EXHIBIT D-4

                                  ATTACHMENT B

                             BYLAWS OF THE COMPANY


[TO BE SUPPLIED BY COMPANY]





                                  EXHIBIT D-5

                                  ATTACHMENT C

                 CERTIFICATE OF GOOD STANDING OF THE COMPANY


[TO BE SUPPLIED BY COMPANY]





                                  EXHIBIT D-6

                                ATTACHMENT D

                  ARTICLES OF INCORPORATION OF THE COMPANY


[TO BE SUPPLIED BY COMPANY]





                                  EXHIBIT D-7